As filed electronically with the Securities and Exchange Commission on January 3, 2024

Registration No. 333-275249

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] Pre-Effective Amendment No. 1	[ ] Post-Effective Amendment No. ___
FIRST TRUST EXCHANGE-TRADED FUND VIII

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
FT Energy Income Partners Enhanced Income ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Energy Income and Growth Fund

First Trust MLP and Energy Income Fund

First Trust New Opportunities MLP & Energy Fund

and

First Trust Energy Infrastructure Fund

A Message from the Chairman of the Board of Trustees

[            ], 2024

Dear Shareholder:

I am writing to inform you of, and to ask for your vote on, a very important matter that will significantly affect your investment in First Trust Energy Income and Growth Fund (“FEN”), First Trust MLP and Energy Income Fund (“FEI”), First Trust New Opportunities MLP & Energy Fund (“FPL”), and/or First Trust Energy Infrastructure Fund (“FIF” and, together with FEN, FEI and FPL, the “Target Funds” or each, individually, a “Target Fund”), as applicable, each a closed-end fund. A joint special meeting of shareholders of the Target Funds (the “Meeting”) will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 20, 2024, at 1:30 p.m. Central time, to ask shareholders to:

•	Consider and vote upon the conversion of the applicable Target Fund into an open-end management investment company structured as an exchange-traded fund (“ETF”), to be accomplished through the proposed merger of such Target Fund with and into the applicable wholly-owned subsidiary of FT Energy Income Partners Enhanced Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VIII, pursuant to which shares of the Target Fund would be converted into shares of the Acquiring Fund (with cash being distributed in lieu of fractional shares), as further described herein (each, a “Merger” and, collectively, the “Mergers”).

The Board of Trustees of each Target Fund has approved the Merger applicable to such Target Fund and recommends that shareholders of such Target Fund vote “FOR” the Merger. Enclosed in this booklet is (i) a Notice of Joint Special Meeting of Shareholders; and (ii) a Joint Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison of each Target Fund to the Acquiring Fund, and each Merger, including the reasons for proposing the Mergers.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of the Target Fund(s) that you own. Please read the enclosed materials carefully and then cast your vote.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by completing and returning the enclosed proxy card or by voting by telephone or via the Internet. A postage-paid envelope is enclosed for mailing the proxy card, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Our proxy solicitor, EQ Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Energy Income and Growth Fund,

First Trust MLP and Energy Income Fund,

First Trust New Opportunities MLP & Energy Fund, and

First Trust Energy Infrastructure Fund

If You Need Any Assistance Or Have Any Questions Regarding Any Of The Proposed Mergers Or How To Vote Your Shares, Call EQ Fund Solutions LLC at (877) 631- 7964 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

-ii-

Important Information for Shareholders of

First Trust Energy Income and Growth Fund

First Trust MLP and Energy Income Fund

First Trust New Opportunities MLP & Energy Fund

and

First Trust Energy Infrastructure Fund

[                       ], 2024

Although we recommend that you read in its entirety the enclosed Joint Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), for your convenience, we have provided a brief overview of the proposals to be voted on at the joint special meeting of shareholders of First Trust Energy Income and Growth Fund (“FEN”), First Trust MLP and Energy Income Fund (“FEI”), First Trust New Opportunities MLP & Energy Fund (“FPL”), and First Trust Energy Infrastructure Fund (“FIF” and, together with FEN, FEI and FPL, the “Target Funds” or each, individually, a “Target Fund”).

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?
A.	You are receiving the Proxy Statement/Prospectus as a shareholder of a Target Fund. At the joint special meeting of shareholders of the Target Funds (the “Meeting”), shareholders of each Target Fund will be asked to vote on the following proposal with respect to such Target Fund, which will result in the Target Fund, a closed-end management investment company, becoming an open-end management investment company structured as an exchange-traded fund (“ETF”):
•	To approve an Agreement and Plan of Merger (each, a “Plan”) pursuant to which the Target Fund would be merged with and into the applicable wholly-owned subsidiary of FT Energy Income Partners Enhanced Income ETF, a newly formed exchange-traded fund (the “Acquiring Fund” and, together with the Target Funds, the “Funds”) organized as a separate series of First Trust Exchange-Traded Fund VIII (the “ETF Trust”), and shares of the Target Fund would be converted into shares of the Acquiring Fund (each, a “Merger” and, collectively, the “Mergers”).

The Board of Trustees of each Target Fund (each, a “Target Board”) has determined that the proposal with respect to its Target Fund is in the overall best interests of such Target Fund. Each Target Board recommends that you vote FOR the proposal applicable to your Target Fund.

Q.	Why does each Target Board recommend the Merger of its Target Fund?
A.	The Target Boards considered the Mergers over the course of meetings held in September and October 2023. At those meetings, First Trust Advisors L.P. (“First Trust” or the “Advisor”), the investment adviser for each of the Target Funds and the investment adviser for the Acquiring Fund, discussed with each Target Board and the Board of Trustees of the ETF Trust (the “ETF Trust Board”) its reasons for proposing the Mergers. The Advisor stated that it had conducted an evaluation of strategic alternatives for each of the Target Funds in light of certain factors, including, among others, recent volatility and market disruption as well as increasingly complex tax and accounting issues experienced by registered investment companies that invest in master limited partnerships (“MLPs”), significant changes in the MLP market that have reduced the attractiveness to investors of MLP closed-end funds structured as C Corps (as defined below), recent increased discount levels of the Target Funds and recent increased focus by activist investors on the First Trust Fund Complex closed-end fund suite (including recent increased positions by activist investors in the Target Funds). Following a review with the Advisor of strategic alternatives for each Target Fund, each Target Board believes the Merger of its Target Fund may benefit shareholders through (among other reasons) the following:

•	An anticipated significant reduction or elimination of the discount to net asset value (“NAV”) at which the Target Fund’s shares have traded, as shares of ETFs typically trade at or near their NAV due in part to the share creation and redemption features of ETFs;

•	The favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide;
•	The potential for similar or increased distributions resulting from lower expenses and increased option premiums while reducing the volatility associated with the use of leverage from borrowings; and
•	Lower overall total expense ratios. See “—How will the Mergers impact ongoing fees and expenses?” below.

Each Target Board considered that the Merger of its Target Fund will allow shareholders of the Target Fund to continue their investment in an exchange-listed fund. Each Target Board further considered, with respect to its Target Fund and the Acquiring Fund, the general compatibility of the Funds’ portfolio management teams, investment objectives and policies, including that the Acquiring Fund will have the same investment advisor and sub-advisor and be managed by the same portfolio management team as the Target Fund. The Target Board also noted that the investment strategies of the Acquiring Fund will be similar to the investment strategies of the Target Funds, with the Acquiring Fund primarily investing in energy companies. However, with respect to income generation, the Board considered that the Acquiring Fund would seek to generate additional income from option premiums rather than primarily through the use of leverage from borrowings like the Target Funds. In addition, each Target Board noted that the Mergers may have the additional benefits of avoiding the costs, including costs associated with potential future proxy contests and litigation, associated with potential campaigns initiated by activists.

Based on the foregoing and as further described in the Proxy Statement/Prospectus, each Target Board approved the Merger of its Target Fund and determined that such Merger would be in the overall best interests of the Target Fund. Accordingly, each Target Board recommends that shareholders of its Target Fund approve the applicable Merger proposal. See “The Mergers—Information About the Mergers—Background and Board Considerations Relating to the Proposed Mergers” in the Proxy Statement/Prospectus for additional information about each Target Board’s considerations relating to the Mergers.

Q.	How will the Mergers affect the shares of the Target Funds?
A.	If a Merger is approved, upon the closing of the Merger, each shareholder of the Target Fund in such Merger will become a shareholder of the Acquiring Fund and thereafter cease to be a shareholder of the Target Fund. Each shareholder of such Target Fund will receive a number of shares of the Acquiring Fund (which number may not equal the number of Target Fund shares held by such shareholder) representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held by such shareholder immediately prior to the Merger (with cash being distributed in lieu of fractional shares).
Q.	Will shareholders of the Target Funds have to pay any fees or expenses in connection with the Mergers?
A.	Yes. Each Target Fund, and therefore indirectly its shareholders, will bear the costs of its Merger into the Acquiring Fund, including its share of the costs associated with the Meeting, whether or not the Merger is consummated. Such one-time expenses, which include legal and audit fees, filing fees, and printing and mailing costs, are expected to be approximately $2,585,890 in aggregate for the Target Funds, amounting to approximately $0.03 per share for FEN, $0.02 per share for FEI, $0.02 per share for FPL, and $0.04 per share for FIF after allocating expenses (such as printing and mailing costs) to the Target Fund accruing the expense or, in the case of shared expenses (such as legal fees), after allocating expenses equally among the Target Funds. In addition, the Target Funds will bear additional indirect expenses, primarily relating to repositioning their portfolios in advance of the Mergers (as further discussed below). Following the Merger(s), Target Fund shareholders are expected to benefit from reduced ongoing fees and expenses (as also discussed below).
Q.	How will the Mergers impact ongoing fees and expenses?
A.	Shareholders of the Target Funds are expected to experience a reduction in overall expenses. The Acquiring Fund will pay a unitary fee starting at an annual rate of 1.10% and may incur additional expenses not covered by the unitary fee (which additional expenses are not expected during the Acquiring Fund’s first fiscal year except for potential tax-related expenses/liabilities as discussed under “—What will be the federal income tax consequences to Target Fund shareholders as a direct result of the Mergers?” below). In comparison, the total annual expense ratios of the Target Funds, which, as of each Target Fund’s most recent fiscal year end, were as follows:
•	FEN: 2.14% on Managed Assets (as defined below) (which translated into 2.69% on net assets exclusive of current and deferred income taxes), representing, based on expenses as of November 30, 2023, a reduction in the total expense ratio of 1.04% on Managed Assets (and 1.59% on net assets);

•	FEI: 2.28% on Managed Assets (which translated into 2.83% on net assets exclusive of current and deferred income taxes), representing, based on expenses as of October 31, 2023, a reduction in the total expense ratio of 1.18% on Managed Assets (and 1.73% on net assets);
•	FPL: 2.14% on Managed Assets (which translated into 2.69% on net assets exclusive of current and deferred income taxes), representing, based on expenses as of October 31, 2023, a reduction in the total expense ratio of 1.04% on Managed Assets (and 1.59% on net assets); and
•	FIF: 2.42% on Managed Assets (which translated into 3.06% on net assets), representing, based on expenses as of November 30, 2023, a reduction in the total expense ratio of 1.32% on Managed Assets (and 1.96% on net assets).

“Managed Assets,” in general terms, means the average daily gross asset value of the Fund (which includes assets attributable to the principal amount of any borrowings), minus accrued liabilities (other than the principal amount of such borrowings). Net assets, in general terms, means the value of a Fund’s total assets less its total liabilities.

Q.	What are some key differences between a closed-end fund and an ETF?
A.	Closed-end funds, like the Target Funds, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds, like the Target Funds, are traded on a securities exchange at market prices and trade at market prices that are independent of, and frequently at a discount to, their NAV per share. ETFs, like the Acquiring Fund, also trade their shares on a securities exchange. However, unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at NAV, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units are generally issued and redeemed in-kind and, as a practical matter, only broker-dealers or large institutional investors with authorized participant agreements can purchase or redeem these Creation Units. As a result of the process through which Creation Units are purchased and redeemed, ETF shares tend to trade at market prices that are at or near their NAV per share.

In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to employ certain strategies, including using traditional forms of leverage in seeking to enhance returns. Although this flexibility can be beneficial to the performance of closed-end funds, including the potential to generate additional income, the use of these additional investments and strategies can make investments in closed-end funds subject to additional risks, including, as in the case of the Target Funds, leverage risk associated with their greater use of borrowings.

The Target Funds and the Acquiring Fund have as part of their investment objective an emphasis on current distributions; each such Fund utilizes an “options strategy” to generate additional income; and the Acquiring Fund is anticipated to maintain a common share distribution rate similar to or greater than the historic distribution rate of each Target Fund. See “How do the Funds’ objectives, strategies and risks compare?” and “How will the Mergers impact distributions to shareholders of the Target Funds?” below.

Q.	Are there any differences in the federal income tax treatment of the Funds?
A.	Yes, each of FEN, FEI and FPL (collectively, the “MLP-Focused Funds”) has elected to be treated as a C corporation for U.S. federal income tax purposes (“C Corp”) and FIF and the Acquiring Fund each seek to qualify as a regulated investment company for U.S. federal income tax purposes (a “RIC”). A Fund treated as a C Corp is subject to U.S. corporate income tax on its U.S. taxable income (which generally includes all of the Fund’s net income from MLPs), while a Fund qualifying as a RIC generally does not pay corporate income tax. Accordingly, following the respective Mergers, shareholders of the MLP-Focused Funds that become shareholders of the Acquiring Fund would no longer be subject to federal income taxes at the Fund level (so long as the Acquiring Fund continues to qualify as a RIC). However, in order to qualify as a RIC, a Fund generally cannot invest more than 25% of the value of its total assets in MLPs.
Q.	Are the Funds managed by the same investment advisor and sub-advisor?
A.	Yes, First Trust serves as the investment advisor to each of the Funds and Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) serves as the sub-advisor to each of the Funds.

James J. Murchie, Eva Pao, and John Tysseland serve as portfolio managers for each of the Funds.

Q.	How do the Funds’ objectives, strategies and risks compare?
A.	The Funds have similar investment objectives. FEN’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. FEI, FPL, FIF and the Acquiring Fund have an investment objective to seek a high level of total return with an emphasis on current distributions paid to shareholders.

In general, each Fund primarily invests or, in the case of the Acquiring Fund, will invest in one or more of the energy sector, energy utility or utility sector, and energy infrastructure companies, formed as C Corps or MLPs, and other energy sector and energy utility companies. As the MLP-Focused Funds (i.e., FEN, FEI and FPL) have elected to be treated as C Corps, they are permitted to, and currently do, invest greater than 25% of their respective assets in energy MLPs; whereas FIF and the Acquiring Fund are each limited to investing no greater than 25% of its assets in MLPs in order to qualify as RICs. Accordingly, FIF and the Acquiring Fund invest, or will invest, to a greater degree than the MLP-Focused Funds in companies not structured as MLPs. In addition, the Funds each may invest in non-U.S. companies, including investments that are denominated in non-U.S. currencies. See “Mergers—Additional Information About the Investment Policies and Management of the Funds” in the Proxy Statement/Prospectus.

In order to generate additional income, each Fund also utilizes an “options strategy” consisting of writing (selling) call options on a portion of the equity securities in the Fund’s portfolio and, in the case of the Acquiring Fund, on energy indexes and ETFs having a correlation to the Fund’s equity securities. Generally, the Acquiring Fund may utilize such options strategy on approximately 25-75% of the net asset value of the Acquiring Fund but maintains flexibility to increase such amount; whereas the Target Funds are limited to utilizing the strategy on up to 35% of their respective Managed Assets.

In light of the foregoing, all of the Funds are subject to (among others) call options risk, currency risk, energy infrastructure company risk, energy or energy infrastructure sector risk, equity securities risk, market risk, MLP risk, non-U.S. securities risk and utility risk. See “The Mergers—Risk Factors” in the Proxy Statement/Prospectus below, which includes a comparison of the principal risks associated with an investment in each Fund.

Separately, the Mergers involve certain additional tax-related risks and considerations. See “Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Mergers?” below.

Q.	Will the portfolios of the Target Funds be repositioned prior to the Mergers?
A.	Yes. In order to de-lever and align their portfolios with the investment strategies of the Acquiring Fund, the Target Funds expect to sell, prior to their Mergers, approximately the percentage of their respective portfolio holdings shown below (based on their portfolios as of August 31, 2023 for FEN and FIF and October 31, 2023 for FEI and FPL), which portfolio repositionings are expected to result in estimated brokerage commissions or other transaction costs in the aggregate and per share dollar amounts shown below:
•	FEN: 53.2%, at an approximate cost of $311,371 (or approximately $0.02 per share);
•	FEI: 45.5%, at an approximate cost of $376,840 (or approximately $0.01 per share);
•	FPL: 45.9%, at an approximate cost of $153,564 (or approximately $0.01 per share); and
•	FIF: 38.1%, at an approximate cost of $144,822 (or approximately $0.01 per share).

These expenses will be borne by the respective Target Fund and its shareholders.  In addition, the Target Funds may realize capital gains from such portfolio repositionings.  As of October 31, 2023, FEI and FPL are estimated to realize capital gains of approximately $54,780,000 (or $1.22 per share) and $11,600,000 (or $0.50 per share), respectively, from portfolio repositionings in advance of the respective Mergers, and, as of August 31, 2023, FEN and FIF are estimated to realize capital gains of approximately $50,400,000 (or $2.59 per share) and $3,900,000 (or $0.25 per share), respectively, from portfolio repositionings in advance of the respective Mergers (adjusted in the case of FEN and FIF to reflect sales of MLP holdings occurring since such date).  It is anticipated that such gains will be entirely offset by capital loss carryforwards in the case of FEI and FPL and partially offset by capital loss carryforwards in the amount of approximately $22,000,000 (or $1.13 per share) in the case of FEN.  FIF does not anticipate any capital loss carryforwards to offset any capital gains it may realize from its portfolio repositioning and such realized gains will be distributed to FIF shareholders. As C Corps, the MLP-Focused Funds (i.e., FEN, FEI and FPL) are not required to, and will not, distribute any such resulting net capital gains to shareholders (except for the possible distribution of earnings and profits as discussed further below).  Actual market prices, costs and capital gains or losses experienced by a Target Fund will depend on market conditions at the time of the portfolio repositioning as well as additional factors discussed below under “—What will be the federal income tax consequences to Target Fund shareholders as a direct result of the Mergers?”.  Accordingly, actual capital gains could vary significantly from the estimates provided above.  Moreover, the Funds and their shareholders are subject to the additional tax implications discussed below under “—What will be the federal income tax consequences to Target Fund shareholders as a direct result of the Mergers?”.  Shareholders of each Target Fund should understand that it is not possible at this time to determine the ultimate tax impact associated with the respective Mergers.

Q.	How will the Mergers impact distributions to shareholders of the Target Funds?
A.	It is anticipated that the Acquiring Fund will maintain a common share distribution rate similar to or greater than the historic distribution rate of each Target Fund, due in part to the Acquiring Fund’s increased utilization of the options strategy to earn incremental income and abstention from the use of leverage through borrowings which, under recent and current market conditions including increased borrowing costs, had detracted from the Target Funds’ ability to generate income.

In addition, like FEI, FPL and FIF, the Acquiring Fund intends to pay distributions of income on a monthly basis, as opposed to FEN, which makes distributions on a quarterly basis.

•	FEN has maintained its regular quarterly common share distribution of $0.30 since July 22, 2020 through the date of this Proxy Statement/Prospectus. Based on the $0.30 per share quarterly common share distribution, the annualized distribution rate as of November 30, 2023 was 7.48% based on the NAV of FEN’s shares and 8.15% based on the market price of FEN’s shares.
•	FEI has maintained its regular monthly common share distribution of $0.05 since May 1, 2020 through the date of this Proxy Statement/Prospectus. Based on the $0.05 per share monthly common share distribution, the annualized distribution rate as of November 30, 2023 was 6.29% based on the NAV of FEI’s shares and 6.81% based on the market price of FEI’s shares.
•	FPL has maintained its regular monthly common share distribution of $0.0375 since May 1, 2020 through the date of this Proxy Statement/Prospectus. Based on the $0.0375 per share monthly common share distribution, the annualized distribution rate as of November 30, 2023 was 5.90% based on the NAV of FPL’s shares and 6.41% based on the market price of FPL’s shares.
•	FIF has maintained its regular monthly common share distribution of $0.10 since April 3, 2023 through the date of this Proxy Statement/Prospectus. Based on the $0.10 per share monthly common share distribution, the annualized distribution rate as of November 30, 2023 was 6.83% based on the NAV of FIF’s shares and 7.29% based on the market price of FIF’s shares.

The Acquiring Fund is newly formed and has not yet made any distributions. The Acquiring Fund expects to make distributions of long-term capital gains only once a year.

Q.	What will be the federal income tax consequences to Target Fund shareholders as a direct result of the Mergers?
A.	Each Merger is expected to qualify as a tax-free reorganization for federal income tax purposes and, as such, shareholders of the Target Funds receiving shares of the Acquiring Fund pursuant to a Merger are not expected to recognize any gain or loss for federal income tax purposes due solely to the conversion of such shares, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund. If a shareholder chooses to sell Target Fund shares prior to the Merger of such Target Fund, such sale may generate taxable gain or loss.

Notwithstanding the foregoing, the Mergers involve additional tax implications that could significantly impact the Funds and their shareholders. As part of each Merger of an MLP-Focused Fund, the MLP-Focused Fund’s investments would be transitioned to the Acquiring Fund under a “deemed sales” approach for federal income tax purposes. Accordingly, the MLP-Focused Fund would be treated as if it had sold its assets at fair market value prior to the Merger—i.e., the MLP-Focused Fund’s securities would be marked as sold and gains (and losses) would be realized and taxed prior to the transition of such securities to the Acquiring Fund, which amounts could be significant even after utilizing any net operating loss or capital loss carryforwards to offset a portion of such gains. As part of such “deemed sales,” the tax basis of such securities would be reset. Furthermore, as part of such realization of gains or losses with respect to the MLP-Focused Funds’ MLP positions, a portion of any appreciation will need to be recharacterized as ordinary income instead of capital gain (“ordinary income recapture”), which could require a downward adjustment to the MLP-Focused Funds’ NAVs (which would be in addition to any deferred tax liabilities already embedded in the NAV of such Funds). The full extent of any liabilities resulting from ordinary income recapture cannot be known with certainty at this time (as further discussed below). The amount of such adjustments, if any, will depend in part on the market prices and composition of each such MLP-Focused Fund’s portfolio securities.

Either the MLP-Focused Funds or the Acquiring Fund will distribute all of the earnings and profits recognized either prior to the Mergers by such MLP-Focused Funds or pursuant to the deemed sale election in the first taxable year after the Merger(s). Because such distributions will be attributable to C Corp earnings and profits, they will be treated as ordinary dividends. Depending on an investor’s particular situation, the dividends may be qualified dividends eligible for a capital gains rate or the dividends received deduction if the investor is a corporation.

The ultimate nature of the tax position of an MLP held by the Target Funds will not be known until the release of the MLP’s Schedule K-1, which may not occur until after the Merger(s) have been consummated. At such point, it is likely that adjustments (“true-ups”) would need to be made to the MLP-Focused Fund NAVs estimated for purposes of the Mergers, potentially resulting in additional and, depending on market conditions, potentially significant tax liabilities that would be borne by the Acquiring Fund (as opposed to by the respective MLP-Focused Fund had such information been available prior to the Merger of such Fund). Although the foregoing tax implications would not be relevant in the case of a sole Merger of FIF into the Acquiring Fund, given the involvement of the MLP-Focused Funds, shareholders of FIF that become shareholders of the Acquiring Fund will also be subject to these additional risks and costs notwithstanding that they otherwise would not have applied to them in the absence of the MLP-Focused Funds. Furthermore, any true-ups following the Mergers could necessitate additional taxable distributions or otherwise result in the payment of excise tax by the Acquiring Fund.

In addition, FIF also expects to distribute all of its previously undistributed realized net investment income and net capital gains, if any, prior to the closing of its Merger. All or a portion of such distribution may be taxable to FIF shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of FIF unless the shareholder has made an election to receive distributions in cash. The federal income tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

As noted above, each Target Fund also may recognize gains or losses and original income recapture as a result of portfolio sales effected prior to its Merger, including sales anticipated in connection with the portfolio repositionings described above.

You may wish to consult a tax advisor concerning the tax consequences of the Mergers.

Q.	Will the Acquiring Fund shares received by Target Fund shareholders in the Mergers be listed on a securities exchange following the Mergers?
A.	Yes. However, the Acquiring Fund shares will be listed and traded on the NYSE Arca, Inc., as opposed to the NYSE American on which FEN shares are currently listed and traded and the New York Stock Exchange on which FEI, FPL and FIF shares are currently listed and traded.
Q.	When will the proposed Mergers be completed?
A.	If approved by the respective Target Fund shareholders and the conditions to closing are satisfied (or otherwise waived), each Merger is expected to occur during the second quarter of 2024. However, it is possible that the Mergers could be consummated on different dates or that only one, some or none of the Mergers are consummated.
Q.	How does the Board of Trustees of each Target Fund recommend that shareholders vote on the proposed Merger of such Target Fund?
A.	After careful consideration, each Target Board has determined that the Merger of its Target Fund is in the overall best interests of the Target Fund and that the interests of the existing shareholders of such Target Fund would not be diluted as a result of such Merger (or combination of Mergers). Each Target Board recommends that shareholders of its Target Fund vote FOR the Merger proposal applicable to that Target Fund.

Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by completing and sending the enclosed proxy card, signed and dated;
•	by phone, by calling the toll-free number listed on your proxy card and following the recorded instructions (no postage is required if mailed in the United States);
•	via the Internet, by visiting the Internet address and following the instructions set forth on your proxy card; or
•	by attending the Meeting—shareholders who attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined in the Proxy Statement/Prospectus), to be admitted to the Meeting.
Q.	Whom should I call if I have any questions?
A.	Please call EQ Fund Solutions LLC, the Funds’ proxy solicitor, at (877) 631-7964, weekdays from 9:00 a.m. to 10:00 p.m. Eastern time.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of a Target Fund do not approve the Merger of such Target Fund the Target Board of such Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone closed-end fund. The closing of one Merger is not contingent on the closing of any other Merger.

First Trust Energy Income and Growth Fund

First Trust MLP and Energy Income Fund

First Trust New Opportunities MLP & Energy Fund

and

First Trust Energy Infrastructure Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Joint Special Meeting of Shareholders
To be held on February 20, 2024

[                      ], 2024

To the Shareholders of
First Trust Energy Income and Growth Fund (“FEN”),
First Trust MLP and Energy Income Fund (“FEI”),
First Trust New Opportunities MLP & Energy Fund (“FPL”), and
First Trust Energy Infrastructure Fund (“FIF”):

Notice is hereby given that meetings of the shareholders of FEN, FEI, FPL and FIF, each a Massachusetts business trust (collectively, the “Target Funds” or each, individually, a “Target Fund” or “Fund”), will be held jointly (the “Joint Special Meeting of Shareholders” or the “Meeting”), at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 20, 2024, at 1:30 p.m. Central time, to consider the following proposal with respect to each Target Fund (each, a “Proposal”), as well as such other business as may properly come before the Meeting:

To approve an Agreement and Plan of Merger by and among the Target Fund, First Trust Exchange-Traded Fund VIII (the “ETF Trust”), on behalf of its series, FT Energy Income Partners Enhanced Income ETF, a newly formed exchange-traded fund (the “Acquiring Fund”), and the applicable wholly-owned subsidiary of the Acquiring Fund, a Massachusetts limited liability company (the “Merger Sub”), pursuant to which the Target Fund would merge with and into the Merger Sub, with shares of the Target Fund being converted into newly issued shares of the Acquiring Fund.

The persons named as proxies may use their discretionary authority to vote as instructed by management of the respective Target Fund on any other business that may properly come before the Meeting, and any adjournments or postponements thereof.

Only holders of record of shares of each Target Fund as of the close of business on October 23, 2023 are entitled to notice of and to vote at the Meeting on the Proposal applicable to their Target Fund and at any adjournments or postponements thereof.

By order of the Board of Trustees of,

First Trust Energy Income and Growth Fund,

First Trust MLP and Energy Income Fund,

First Trust New Opportunities MLP & Energy Fund, and

First Trust Energy Infrastructure Fund

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call EQ Fund Solutions LLC at (877) 631-7964 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust Energy Income and Growth Fund

First Trust MLP and Energy Income Fund

First Trust New Opportunities MLP & Energy Fund

and

First Trust Energy Infrastructure Fund

This document contains a Joint Proxy Statement and Prospectus and is accompanied by a proxy card for each Proposal. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the Proposal applicable to your Fund as indicated on the cover of the Joint Proxy Statement and Prospectus.

We urge you to review the Joint Proxy Statement and Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call EQ Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: (877) 631-7964.

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 3, 2024

For the Mergers of

First Trust Energy Income and Growth Fund

First Trust MLP and Energy Income Fund

First Trust New Opportunities MLP & Energy Fund

and

First Trust Energy Infrastructure Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

into

FT Energy Income Partners Enhanced Income ETF,

a series of First Trust Exchange-Traded Fund VIII

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

JOINT PROXY STATEMENT AND PROSPECTUS

[                    ], 2024

This Joint Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of First Trust Energy Income and Growth Fund (“FEN”), First Trust MLP and Energy Income Fund (“FEI”), First Trust New Opportunities MLP & Energy Fund (“FPL”), and First Trust Energy Infrastructure Fund (“FIF”), each a Massachusetts business trust that is registered as a closed-end management investment company (collectively, the “Target Funds” or each, individually, a “Target Fund”), and relates to the special meetings of shareholders of the Target Funds called by the Board of Trustees of each Target Fund (each, a “Target Board”), to be held jointly at the offices of the Target Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 20, 2024, at 1:30 p.m. Central time, and at any and all adjournments and postponements thereof (the “Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by each Target Board of proxies to be voted at the Meeting. The purpose of the Meeting is to allow the shareholders of each Target Fund to consider and vote on the Proposal (as defined below) applicable to its Target Fund. The Target Funds and FT Energy Income Partners Enhanced Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust that is registered as an open-end management investment company (the “ETF Trust”), are referred to herein collectively as the “Funds” and, each, a “Fund.”

At the Meeting, shareholders of each Target Fund will be asked to consider and vote upon the proposal applicable to their Target Fund (each, a “Proposal” and, collectively, the “Proposals”):

For FEN shareholders:

To approve an Agreement and Plan of Merger (the “FEN Plan”) by and among FEN, the ETF Trust, on behalf of its series, the Acquiring Fund, and FEN Merger Sub LLC, a wholly-owned subsidiary of the Acquiring Fund and a Massachusetts limited liability company (the “FEN Merger Sub”), pursuant to which FEN would merge with and into the FEN Merger Sub, with shares of FEN being converted into newly issued shares of the Acquiring Fund (the “FEN Merger”).

For FEI shareholders:

To approve an Agreement and Plan of Merger (the “FEI Plan”) by and among FEI, the ETF Trust, on behalf of its series, the Acquiring Fund, and FEI Merger Sub LLC, a wholly-owned subsidiary of the Acquiring Fund and a Massachusetts limited liability company (the “FEI Merger Sub”), pursuant to which FEI would merge with and into the FEI Merger Sub, with shares of FEI being converted into newly issued shares of the Acquiring Fund (the “FEI Merger”).

For FPL shareholders:

To approve an Agreement and Plan of Merger (the “FPL Plan”) by and among FPL, the ETF Trust, on behalf of its series, the Acquiring Fund, and FPL Merger Sub LLC, a wholly-owned subsidiary of the Acquiring Fund and a Massachusetts limited liability company (the “FPL Merger Sub”), pursuant to which FPL would merge with and into the FPL Merger Sub, with shares of FPL being converted into newly issued shares of the Acquiring Fund (the “FPL Merger”).

For FIF shareholders:

To approve an Agreement and Plan of Merger (the “FIF Plan”) by and among FIF, the ETF Trust, on behalf of its series, the Acquiring Fund, and FIF Merger Sub LLC, a wholly-owned subsidiary of the Acquiring Fund and a Massachusetts limited liability company (the “FIF Merger Sub”), pursuant to which FIF would merge with and into the FIF Merger Sub, with shares of FIF being converted into newly issued shares of the Acquiring Fund (the “FIF Merger”).

Hereinafter, the FEN Plan, FEI Plan, FPL Plan and FIF Plan will be collectively referred to as the “Plans” and each, individually, as a “Plan.” The FEN Merger Sub, FEI Merger Sub, FPL Merger Sub, and FIF Merger sub will be collectively referred to as the “Merger Subs” and each, individually, as a “Merger Sub.” The FEN Merger, FEI Merger, FPL Merger, and FIF Merger will be collectively referred to as the “Mergers” and each, individually, as a “Merger.”

If approved and completed, each proposed Merger would result in shareholders of the applicable Target Fund receiving a number of Acquiring Fund shares representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held immediately prior to the closing of the Merger, with cash being distributed in lieu of any fractional shares of the Acquiring Fund. In the event that shareholders of a Target Fund do not approve the applicable Merger, the Target Board of such Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Fund as a closed-end management investment company. The closing of one Merger is not contingent on the closing of any other Merger.

-ii-

Each Target Board has unanimously determined that the Merger of its Target Fund is in the overall best interests of the Fund, and each Target Board unanimously recommends that you vote FOR the Proposal applicable to your Fund.

This Proxy Statement/Prospectus explains concisely what you should know before voting on a Proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy cards and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [                ], 2024. Target Fund shareholders of record as of the close of business on October 23, 2023 are entitled to notice of and to vote at the Meeting as may be adjourned or postponed.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Fund will list and trade its shares on the NYSE Arca, Inc. (“NYSE Arca”). Shares of the Acquiring Fund are not redeemable individually and therefore liquidity for individual shareholders of the Acquiring Fund will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the Acquiring Fund shares.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated [ ], 2024;
(ii)	the audited financial statements and related independent registered public accounting firm’s report for FEN and the financial highlights for FEN contained in FEN’s Annual Report to shareholders for the fiscal year ended November 30, 2022 (SEC File No. 811-21549)(Accession Number 0001445546-23-001014);
(iii)	the unaudited financial statements for FEN and the financial highlights for FEN contained in FEN’s Semi-Annual Report to shareholders for the six months ended May 31, 2023 (SEC File No. 811-21549)(Accession Number 0001445546-23-004762);
(iv)	the audited financial statements and related independent registered public accounting firm’s report for FEI and the financial highlights for FEI contained in FEI’s Annual Report to shareholders for the fiscal year ended October 31, 2023 (SEC File No. 811-22738)(Accession Number [ ]);
(v)	the audited financial statements and related independent registered public accounting firm’s report for FPL and the financial highlights for FPL contained in FPL’s Annual Report to shareholders for the fiscal year ended October 31, 2023 (SEC File No. 811-22902)(Accession Number [ ]);

-iii-

(vi)	the audited financial statements and related independent registered public accounting firm’s report for FIF and the financial highlights for FIF contained in FIF’s Annual Report to shareholders for the fiscal year ended November 30, 2022 (SEC File No. 811-22528)(Accession Number 0001445546-23-001016); and
(vii)	the unaudited financial statements for FIF and the financial highlights for FIF contained in FIF’s Semi-Annual Report to shareholders for the six months ended June 30, 2023 (SEC File No. 811-22738)(Accession Number 0001445546-23-004839).

No other parts of the Target Funds’ Annual Reports to shareholders are incorporated by reference herein.

The foregoing documents are available upon request at no charge by calling First Trust Advisors L.P., the investment advisor of the Funds (“First Trust” or the “Advisor”) at (800) 621-1675, by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, or online at First Trust’s website at www.ftportfolios.com. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time.

The Target Funds are, and when the Acquiring Fund’s registration statement has gone effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statements, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning FEN may be inspected at the offices of the NYSE American and reports, proxy materials and other information concerning FEI, FPL and FIF may be inspected at the offices of the New York Stock Exchange (the “NYSE”).

This Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Mergers. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iv-

TABLE OF CONTENTS

THE MERGERS	1
A. Synopsis	1
The Proposed Mergers	1
Board Considerations of the Proposed Mergers	3
Material Federal Income Tax Consequences of the Mergers	4
Comparison of the Funds	6
Fees and Expenses	9
Performance	12
B. Risk Factors	17
Principal Risks Comparison	18
Principal Risks Related to the Proposed Mergers	35
C. Information About the Mergers	36
General	36
Terms of the Mergers	36
Background and Board Considerations Relating to the Proposed Mergers	38
Capitalization	43
Description of the Shares to be Issued by the Acquiring Fund	44
Federal Income Tax Consequences	45
D. Additional Information About the Investment Policies and Management of the Funds	47
General Comparison of the Target Funds and Acquiring Fund	47
Principal Investment Strategies and Policies	50
Principal Investments	61
Non-Principal Investments	64
Non-Principal Risks	65
Fundamental Investment Policies	66
Management of the Funds	68
ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS AND ACQUIRING FUND	71
Description of Massachusetts Business Trusts	71
Governing Documents	71
Target Fund and Acquiring Fund Service Providers	78
Federal Tax Matters Associated with an Investment in the Acquiring Fund	79
How to Buy and Sell Acquiring Fund Shares	82
Distribution Plan of the Acquiring Fund	82
Other Information–Continuous Offering of the Acquiring Fund	84
Net Asset Value–Acquiring Fund	85
Premium/Discount Information Regarding the Acquiring Fund	87
GENERAL INFORMATION	88
Voting Process	88
Share Ownership of the Target Funds and the Acquiring Fund	90
Shareholder Proposals	93
Shareholder Communications	94
Fiscal Year	94
Annual Report Delivery	94
Other Information	95
OTHER MATTERS TO COME BEFORE THE MEETING	95
EXHIBIT A FORM OF AGREEMENT AND PLAN OF MERGER	A-1

THE MERGERS

You are being asked to vote at the Meeting to approve the Merger(s) of a Target Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan applicable to your Fund, pursuant to which the Fund would merge with and into a Merger Sub, with shares of the Fund being converted into newly issued shares of the Acquiring Fund. Each Target Board recommends a vote “FOR” the Plan applicable to its Target Fund.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Mergers and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying SAI and the appendices thereto, including the applicable Plan. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The Proposed Mergers

If shareholders of a Target Fund approve the Proposal applicable to such Fund and the Merger of such Fund is completed, each such Target Fund shareholder will receive a number of shares of the Acquiring Fund representing an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held by such shareholder immediately prior to the closing of the Merger (with cash being distributed in lieu of fractional shares), and, as such, each such Target Fund shareholder will become a shareholder of the Acquiring Fund and cease to be a shareholder of the Target Fund. Shares of the Target Fund would be exchanged for shares of the Acquiring Fund on a tax-free basis for federal income tax purposes (although Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities). Notwithstanding the foregoing, the Mergers involve additional tax implications that could significantly impact the Funds and their shareholders. See “—Information About the Merger—Federal Income Tax Consequences” below for a further discussion of such tax implications. The Acquiring Fund will issue to Target Fund shareholders book-entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such shareholders. Like shares of the Target Funds, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Each Merger will result in the constituent Target Fund, a closed-end management investment company, becoming an open-end management investment company structured as an exchange-traded fund (“ETF”). In addition, as each of FEN, FEI and FPL (collectively, the “MLP-Focused Funds” or the “C Corp Funds”) has elected to be treated as a C corporation for U.S. federal income tax purposes (“C Corp”) while the Acquiring Fund (as well as FIF) seeks to qualify as a regulated investment company for U.S. federal income tax purposes (a “RIC”), following the respective Mergers of the MLP-Focused Funds, shareholders of the MLP-Focused Funds that become shareholders of the Acquiring Fund would no longer be subject to federal income taxes at the Fund level (so long as the Acquiring Fund continues to qualify as a RIC).

The Target Funds, and therefore indirectly their shareholders, will bear the costs of the Mergers, including the costs associated with the Meeting, whether or not any of the Mergers are consummated. Such one-time expenses, which include legal and audit fees, filing fees, and printing and mailing costs, are expected to be approximately $2,585,890 in aggregate for the Target Funds, amounting to approximately $0.03 per share for FEN, $0.02 per share for FEI, $0.02 per share for FPL, and $0.04 per share for FIF after allocating expenses (such as printing and mailing costs) to the Target Fund accruing the expense or, in the case of shared expenses (such as legal fees), after allocating expenses equally among the Target Funds. In addition, in order to de-lever and align their portfolios with the investment strategies of the Acquiring Fund, the Target Funds expect to sell, prior to their Mergers, approximately the percentage of their respective portfolio holdings shown below (based on their portfolios as of August 31, 2023 for FEN and FIF and October 31, 2023 for FEI and FPL), which portfolio repositionings are expected to result in estimated brokerage commissions or other transaction costs in the aggregate and per share dollar amounts shown below:

•	FEN: 53.2%, at an approximate cost of $311,371 (or approximately $0.02 per share);
•	FEI: 45.5%, at an approximate cost of $376,840 (or approximately $0.01 per share);
•	FPL: 45.9%, at an approximate cost of $153,564 (or approximately $0.01 per share); and
•	FIF: 38.1%, at an approximate cost of $144,822 (or approximately $0.01 per share).

These expenses will be borne by the respective Target Fund and its shareholders.  In addition, the Target Funds may realize capital gains from such portfolio repositionings.  As of October 31, 2023, FEI and FPL are estimated to realize capital gains of approximately $54,780,000 (or $1.22 per share) and $11,600,000 (or $0.50 per share), respectively, from portfolio repositionings in advance of the respective Mergers, and, as of August 31, 2023, FEN and FIF are estimated to realize capital gains of approximately $50,400,000 (or $2.59 per share) and $3,900,000 (or $0.25 per share), respectively, from portfolio repositionings in advance of the respective Mergers (adjusted in the case of FEN and FIF to reflect sales of MLP holdings occurring since such date).  It is anticipated that such gains will be entirely offset by capital loss carryforwards in the case of FEI and FPL and partially offset by capital loss carryforwards in the amount of approximately $22,000,000 (or $1.13 per share) in the case of FEN.  FIF does not anticipate any capital loss carryforwards to offset any capital gains it may realize from its portfolio repositioning and such realized gains will be distributed to FIF shareholders. As C Corps, the MLP-Focused Funds (i.e., FEN, FEI and FPL) are not required to, and will not, distribute any such resulting net capital gains to shareholders (except for the possible distribution of earnings and profits as discussed further below).  Actual market prices, costs and capital gains or losses experienced by a Target Fund will depend on market conditions at the time of the portfolio repositioning as well as additional factors discussed below under “—Material Federal Income Tax Consequences of the Mergers”.  Accordingly, actual capital gains could vary significantly from the estimates provided above.  Moreover, the Funds and their shareholders are subject to the additional tax implications discussed below under “—Material Federal Income Tax Consequences of the Mergers”.  Shareholders of each Target Fund should understand that it is not possible at this time to determine the ultimate tax impact associated with the respective Mergers.

If shareholders of the Target Funds approve the respective Mergers and the conditions to closing are satisfied (or otherwise waived), it is expected that each Merger will occur during the second quarter of 2024, or such other date as agreed to by the parties. Following the Merger of a Target Fund, such Target Fund will cease to exist as a separate entity. If the shareholders of a Target Fund do not approve the Merger of such Target Fund, the Target Fund will continue in operation as a closed-end management investment company. The closing of one Merger is not contingent on the closing of any other Merger. If the Mergers are approved, the Acquiring Fund will adopt the financial statements and performance history of FIF, with FIF being the accounting survivor of the Mergers.

The affirmative “vote of a majority of the outstanding voting securities” of a Target Fund is required to approve the Merger of such Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of a Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund.

Board Considerations of the Proposed Mergers

The Target Boards considered the Mergers over the course of meetings held in September and October 2023. At those meetings, First Trust Advisors L.P. (“First Trust” or the “Advisor”), the investment adviser for each of the Target Funds and the investment adviser for the Acquiring Fund, discussed with the Board its reasons for proposing the Mergers. The Advisor stated that it had conducted an evaluation of strategic alternatives for each of the Target Funds in light of certain factors, including, among others, recent volatility and market disruption as well as increasingly complex tax and accounting issues experienced by registered investment companies that invest in MLPs, significant changes in the MLP market that have reduced the attractiveness to investors of MLP closed-end funds structured as C Corps (as defined below), recent increased discount levels of the Target Funds and recent increased focus by activist investors on the First Trust Fund Complex closed-end fund suite (including recent increased positions by activist investors in the Target Funds). Following a review with the Advisor of strategic alternatives for each Target Fund, each Target Board believes the Merger of its Target Fund may benefit shareholders through (among other reasons) the following:

•	An anticipated significant reduction or elimination of the discount to net asset value (“NAV”) at which the Target Fund’s shares have traded, as shares of exchange-traded funds (“ETFs”) typically trade at or near their NAV due in part to the share creation and redemption features of ETFs;
•	The favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide;

•	The potential for similar or increased distributions resulting from lower expenses and increased option premiums while reducing the volatility associated with the use of leverage from borrowings; and
•	Lower overall total expense ratios.

Each Target Board considered that the Merger of its Target Fund will allow shareholders of the Target Fund to continue their investment in an exchange-listed fund. Each Target Board further considered, with respect to its Target Fund and the Acquiring Fund, the general compatibility of the Funds’ portfolio management teams, investment objectives and policies, including that the Acquiring Fund will have the same investment advisor and sub-advisor and be managed by the same portfolio management team as the Target Fund. The Target Board also noted that the investment strategies of the Acquiring Fund will be similar to the investment strategies of the Target Funds, with the Acquiring Fund primarily investing in energy companies. However, with respect to income generation, the Board considered that the Acquiring Fund would seek to generate additional income from option premiums rather than primarily through the use of leverage from borrowings like the Target Funds. In addition, each Target Board noted that the Mergers may have the additional benefits of avoiding the costs, including costs associated with potential future proxy contests and litigation, associated with potential campaigns initiated by activists.

Based on the foregoing and as further described in the Proxy Statement/Prospectus, each Target Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of a Target Fund, unanimously approved the Merger of its Target Fund and determined that such Merger would be in the overall best interests of the Target Fund. Accordingly, each Target Board recommends that shareholders of its Target Fund approve the applicable Merger proposal. See “The Mergers—Information About the Mergers—Background and Board Considerations Relating to the Proposed Mergers” below for additional information about each Target Board’s considerations relating to the Mergers.

Material Federal Income Tax Consequences of the Mergers

Each Merger is expected to qualify as a tax-free reorganization for federal income tax purposes and, as such, shareholders of the Target Funds receiving shares of the Acquiring Fund pursuant to a Merger are not expected to recognize any gain or loss for federal income tax purposes due solely to the conversion of such shares, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund. As a condition to each Fund’s obligation to consummate the applicable Merger, each Fund will receive a tax opinion stating that the Merger will qualify as a tax-free reorganization for federal income tax purposes. See “Information About the Mergers—Federal Income Tax Consequences”. If a shareholder chooses to sell Target Fund shares prior to the Merger of such Target Fund, such sale may generate taxable gain or loss.

Notwithstanding the foregoing, the Mergers involve additional tax implications that could significantly impact the Funds and their shareholders. As part of each Merger of an MLP-Focused Fund, the MLP-Focused Fund’s investments would be transitioned to the Acquiring Fund under a “deemed sales” approach for federal income tax purposes. Accordingly, the MLP-Focused Fund would be treated as if it had sold its assets at fair market value prior to the Merger—i.e., the MLP-Focused Fund’s securities would be marked as sold and gains (and losses) would be realized and taxed prior to the transition of such securities to the Acquiring Fund, which amounts could be significant even after utilizing any net operating loss or capital loss carryforwards to offset a portion of such gains. As part of such “deemed sales,” the tax basis of such securities would be reset. Furthermore, as part of such realization of gains or losses with respect to the MLP-Focused Funds’ MLP positions, a portion of any appreciation will need to be recharacterized as ordinary income instead of capital gain (“ordinary income recapture”), which could require a downward adjustment to the MLP-Focused Funds’ NAVs (which would be in addition to any deferred tax liabilities already embedded in the NAV of such Funds). The full extent of any liabilities resulting from ordinary income recapture cannot be known with certainty at this time (as further discussed below). The amount of such adjustments, if any, will depend in part on the market prices and composition of each such MLP-Focused Fund’s portfolio securities.

Either the MLP-Focused Funds or the Acquiring Fund will distribute all of the earnings and profits recognized either prior to the reorganization by such MLP-Focused Funds or pursuant to the deemed sale election in the first taxable year after the Merger(s). Because such distributions will be attributable to C Corp earnings and profits, they will be treated as ordinary dividends. Depending on an investor’s particular situation, the dividends may be qualified dividends eligible for a capital gains rate or the dividends received deduction if the investor is a corporation.

The ultimate nature of the tax position of an MLP held by the Target Funds will not be known until the release of the MLP’s Schedule K-1, which may not occur until after the Merger(s) have been consummated. At such point, it is likely that adjustments (“true-ups”) would need to be made to the MLP-Focused Fund NAVs estimated for purposes of the Mergers, potentially resulting in additional and, depending on market conditions, potentially significant tax liabilities that would be borne by the Acquiring Fund (as opposed to by the respective MLP-Focused Fund had such information been available prior to the Merger of such Fund). Although the foregoing tax implications would not be relevant in the case of a sole Merger of FIF into the Acquiring Fund, given the involvement of the MLP-Focused Funds, shareholders of FIF that become shareholders of the Acquiring Fund will also be subject to these additional risks and costs notwithstanding that they otherwise would not have applied to them in the absence of the MLP-Focused Funds. Furthermore, any true-ups following the Mergers could necessitate additional taxable distributions or otherwise result in the payment of excise tax by the Acquiring Fund.

In addition, FIF also expects to distribute all of its previously undistributed realized net investment income and net capital gains, if any, prior to the closing of its Merger. All or a portion of such distribution may be taxable to FIF shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of FIF unless the shareholder has made an election to receive distributions in cash. The federal income tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

As noted above, each Target Fund also may recognize gains or losses and original income recapture as a result of portfolio sales effected prior to its Merger, including sales anticipated in connection with the portfolio repositionings described above.

Comparison of the Funds

General. Each Target Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on the following dates: March 25, 2004 in the case of FEN, August 17, 2012 in the case of FEI, October 15, 2013 in the case of FPL, and February 22, 2011 in the case of FIF. The Acquiring Fund is a newly created, non-diversified, actively managed ETF that is a series of the ETF Trust, organized as a Massachusetts business trust on February 22, 2016. The following sets forth generally some of the primary differences between a closed-end fund (such as the Target Funds) and an ETF (such as the Acquiring Fund).

Closed-End Funds	Exchange-Traded Funds

Closed-end funds generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.

In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to use certain investment strategies. One of these investment strategies often employed by closed-end funds is the usage of leverage, often in seeking to increase returns and/or current income. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used. The use of leverage also involves the following risks and special considerations: (i) the likelihood of greater volatility with respect to the net asset value and market price of common shares than a comparable portfolio that does not utilize traditional leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to shareholders or result in fluctuations in dividends paid to shareholders; (iii) in declining markets, the use of leverage is likely to cause a greater decline in the net asset value of shares of the closed-end fund than if the fund had not been leveraged, which may result in a greater decline in the market price of the closed-end fund shares; and (iv) the investment advisory fee payable to the investment advisor (and by the investment advisor to the sub-advisor) may be higher than if the fund did not use leverage.

Similar to most closed-end funds, ETFs trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). Unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units of the Acquiring Fund will generally be issued and redeemed in-kind for securities in which the Acquiring Fund invests. Except when aggregated in Creation Units, Acquiring Fund shares are not redeemable securities of the Acquiring Fund. For more information on the procedures for purchasing and redeeming Creation Units of the Acquiring Fund, please see “Creation and Redemption of Creation Units” in the SAI.

These ETF features are designed to protect shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of the Acquiring Fund generally will not lead to a tax event for the Acquiring Fund or its shareholders. As a practical matter, only broker-dealers or large institutional investors with authorized participant agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of the Acquiring Fund are traded on NYSE Arca to provide liquidity for purchasers of Acquiring Fund shares in amounts less than the size of a Creation Unit. The market price of Acquiring Fund shares on NYSE Arca may be equal to, more than or less than the net asset value per share, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Investment Objectives and Principal Investment Strategies. The Target Funds and the Acquiring Fund have substantially similar investment objectives, as shown below:

Investment Objectives
FEN	FEI	FPL	FIF	Acquiring Fund
FEN’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders.	FEI’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders.	FPL’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders.	FIF’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders.	The Acquiring Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders.

In general, each Fund primarily invests, or has the ability to or will invest, in one or more of the energy sector, energy utilities and energy infrastructure companies, formed as C Corps or MLPs, and other energy sector and energy utility companies. As the MLP-Focused Funds (i.e., FEN, FEI and FPL) have elected to be treated as C Corps, they are permitted to, and currently do, invest greater than 25% of their respective assets in energy MLPs; whereas FIF and the Acquiring Fund are each limited to investing no greater than 25% of its assets in MLPs in order to qualify as RICs. Accordingly, FIF and the Acquiring Fund invest, or will invest, to a greater degree than the MLP-Focused Funds in companies not structured as MLPs. In addition, the Funds each may invest in non-U.S. companies, including investments that are denominated in non-U.S. currencies.

In order to generate additional income, each Fund also utilizes an “options strategy” consisting of writing (selling) call options on a portion of the equity securities in the Fund’s portfolio and, in the case of the Acquiring Fund, on energy indexes and ETFs having a correlation to the Fund’s equity securities. Generally, the Acquiring Fund may utilize such options strategy on approximately 25-75% of the net asset value of the Acquiring Fund but maintains flexibility to increase such amount; whereas the Target Funds are limited to utilizing the strategy on up to 35% of their respective Managed Assets. For a full comparison of the investment objectives and investment strategies of the Target Funds and the Acquiring Fund, see “Additional Information About the Investment Policies and Management of the Funds” herein. In addition, see “Additional Information About the Investment Policies and Management of the Funds—Fundamental Investment Policies” for a comparison of the fundamental investment policies of the Funds.

Risks of the Funds. As the Target Funds and the Acquiring Fund have similar principal investment strategies, they are subject to some of the same risks, including call options risk, currency risk, energy infrastructure company risk, energy or energy infrastructure sector risk, equity securities risk, market risk, MLP risk, non-U.S. securities risk and utility risk. However, there are material differences between the Funds as well that result in certain differences in their principal risks, particularly in the case of the Acquiring Fund as compared to the MLP-Focused Funds. FEN, FEI and FPL’s potential for greater exposure to MLPs may make them more susceptible to the risks associated with MLPs, whereas FIF and the Acquiring Fund’s potential for greater exposure to energy companies may make them more susceptible to the risks associated with such companies. Moreover, the Acquiring Fund will not be subject to the risks associated with the Target Fund’s use of leverage from borrowings, which use can magnify the effect of any losses particularly during a declining market. On the other hand, the Acquiring Fund’s anticipated use of its “options strategy” as compared to the use of such strategy by the Target Funds could more greatly limit the Acquiring Fund’s ability to benefit from the full upside potential of its portfolio investments. In addition, in the event the Acquiring Fund writes call options on ETFs, it may be required to acquire shares of the ETF in order to satisfy its obligation on the call option which could result in additional costs to the Acquiring Fund. The Target Funds are also subject to different risks from the Acquiring Fund due to the differences in their structure, including the differences between closed-end funds and ETFs. The Mergers are also subject to certain risks, such as the risk that the anticipated benefits of the Mergers may not be realized, as well as certain tax-related risks and considerations. See “—Risk Factors” below.

Fundamental Investment Policies. The Target Funds and the Acquiring Fund have substantially similar fundamental investment policies as described under “—Additional Information About the Investment Policies and Management of the Funds—Fundamental Investment Policies” below.

FEN, FEI and FPL each concentrate in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage. FIF concentrates in the securities of issuers in any of the group of industries that constitutes the energy infrastructure sector. The Acquiring Fund will concentrate in the securities of issuers in any one industry or group of industries constituting the energy sector.

Description of the Shares. The shares of each Target Fund and the Acquiring Fund have similar voting rights, although there are differences as described under “—Additional Information About the Target Funds and Acquiring Fund—Governing Documents,” the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

Share Information.

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed
FEN	Unlimited	19,463,721	$0.01	None	None	NYSE American
FEI	Unlimited	45,228,904	$0.01	None	None	NYSE
FPL	Unlimited	23,447,660	$0.01	None	None	NYSE
FIF	Unlimited	15,666,039	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	0	$0.01	None	None	NYSE Arca
(1) As of November 30, 2023.

Distributions and Dividend Reinvestment Plan. FIF has adopted a managed distribution policy in accordance with an exemptive order from the SEC pursuant to which FIF can make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares, subject to certain conditions (the “Managed Distribution Policy”). Under the Managed Distribution Policy, FIF currently pays a monthly distribution in the amount of $0.10 per share, a portion of which may include long-term capital gains.

Dividends from net investment income of FEI and FPL, if any, are declared and paid monthly while dividends from net investment income of FEN, if any, are declared and paid quarterly. FEN, FEI and FPL distribute their net realized capital gains, if any, to shareholders at least annually.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid monthly by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquiring Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker. The exemptive order allowing for FIF’s Managed Distribution Policy is not applicable to the Acquiring Fund.

Fees and Expenses

The following tables set forth the fees and expenses of investing in shares of the Target Funds and the Acquiring Fund. Expenses for FEN and FIF are based on operating expenses of FEN and FIF, respectively, for the fiscal period ended November 30, 2023, and expenses for FEI and FPL are based on operating expenses of FEI and FPL, respectively, for the fiscal period ended October 31, 2023. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are pro forma estimates based on its unitary fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	FEN Based on Net Assets	FEI Based on Net Assets	FPL Based on Net Assets	FIF Based on Net Assets	Acquiring Fund pro forma(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(2)	None(2)	None(2)	None(2)	None(3)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	1.26%	1.24%	1.26%	1.26%	1.10%
Dividend Reinvestment Plan Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	None	None	None	None	None
Interest Payments on Borrowed Funds	1.24%	1.42%	1.19%	1.47%	0.00%
Other Expenses	0.19%	0.17%	0.24%	0.33%	0.00%
Total Annual Fund Operating Expenses	2.69%	2.83%	2.69%	3.06%	1.10%

________________

(1)        Assumes the consummation of each Merger.

(2)       As closed-end funds, FEN, FEI, FPL and FIF trade on a national securities exchange, and do not charge a sales load or a redemption fee. When buying or selling shares of FEN, FEI, FPL or FIF, investors will incur customary brokerage commissions and charges.

(3)       As an ETF, the Acquiring Fund trades on NYSE Arca and does not charge a sales load or a redemption fee on individual shares. When buying or selling Acquiring Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of the Acquiring Fund and shareholders redeeming Creation Units of the Acquiring Fund must pay a standard creation or redemption transaction fee.

(4)       For FEN and FIF, based on net assets for the fiscal period ended November 30, 2023, and for FEI and FPL, based on net assets for the fiscal period ended October 31, 2023.

	FEN Based on Managed Assets	FEI Based on Managed Assets	FPL Based on Managed Assets	FIF Based on Managed Assets	Acquiring Fund pro forma(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(2)	None(2)	None(2)	None(2)	None(3)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	1.00%	1.00%	1.00%	1.00%	1.10%
Dividend Reinvestment Plan Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	None	None	None	None	None
Interest Payments on Borrowed Funds	0.99%	1.14%	0.94%	1.16%	0.00%
Other Expenses	0.15%	0.14%	0.20%	0.26%	0.00%
Total Annual Fund Operating Expenses	2.14%	2.28%	2.14%	2.42%	1.10%

________________

(1)        Assumes the consummation of each Merger.

(2)       As closed-end funds, FEN, FEI, FPL and FIF trade on a national securities exchange, and do not charge a sales load or a redemption fee. When buying or selling shares of FEN, FEI, FPL or FIF, investors will incur customary brokerage commissions and charges.

(3)       As an ETF, the Acquiring Fund trades on NYSE Arca and does not charge a sales load or a redemption fee on individual shares. When buying or selling Acquiring Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of the Acquiring Fund and shareholders redeeming Creation Units of the Acquiring Fund must pay a standard creation or redemption transaction fee.

(4)       The management fee of each Target Fund is based on its Managed Assets, which means the average daily gross asset value of the Fund (which includes assets attributable to the principal amount of any borrowings), minus accrued liabilities (other than the principal amount of such borrowings). The management fee of the Acquiring Fund is based on the Acquiring Fund’s average daily net assets.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Mergers with the costs of investing in a Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown, whether you hold or sell your shares.

	1 Year	3 Years	5 Years	10 Years
FEN (based on net assets)	$272	$835	$1,425	$3,022
FEN (based on Managed Assets)	$217	$670	$1,149	$2,472
FEI (based on net assets)	$ 286	$ 877	$ 1,494	$ 3,157
FEI (based on Managed Assets)	$231	$712	$1,220	$ 2,615
FPL (based on net assets)	$272	$835	$1,425	$3,022
FPL (based on Managed Assets)	$217	$670	$1,149	$2,472
FIF (based on net assets)	$309	$945	$1,606	$3,374
FIF (based on Managed Assets)	$245	$755	$1,291	$2,756
Acquiring Fund (based on net assets)	$112	$350	$606	$1,340

Performance

If the Mergers are approved and consummated, the Acquiring Fund will assume the performance history of FIF. However, there are some key differences between FIF and the Acquiring Fund, including FIF’s use of leverage from borrowings. The bar charts and tables below provide some indication of the risks of investing in each Target Fund by showing you how Fund performance has varied from year to year. A Target Fund’s past performance may not be indicative of, and does not ensure, how the Target Fund or the Acquiring Fund will perform in the future.

FEN Calendar Year Total Returns as of 12/31(1)

(1)	FEN’s calendar year-to-date total return based on net asset value for the period 12/31/22 to 11/30/23 was 14.09%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
25.65%	June 30, 2020	-47.78%	March 31, 2020

Average Annual Total Returns for the Periods Ended December 31, 2022
FEN Performance	1 Year	5 Years	10 years
Return before Taxes	16.39%	0.15%	2.75%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Index Performance
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.41%	12.56%
Bloomberg U.S. Credit Index of Corporate Bonds (reflects no deduction for fees, expenses or taxes)(1)	-15.26%	0.42%	1.82%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)(2)	30.92%	4.07%	1.99%

(1)	An index which measures the investment grade, US dollar-denominated , fixed-rate, taxable corporate and government related bond markets.
(2)	A float-adjusted, capitalization-weighted composite of the 27 most prominent energy MLPs.

FEI Calendar Year Total Returns as of 12/31(1)

(1)	FEI’s calendar year-to-date total return based on net asset value for the period 12/31/22 to 11//30/23 was 12.33%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
28.16%	June 30, 2020	-52.32%	March 31, 2020

Average Annual Total Returns for the Periods Ended December 31, 2022
FEI Performance	1 Year	5 Years	10 years
Return before Taxes	21.95%	0.41%	1.52%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Index Performance
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.41%	12.56%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)(1)	30.92%	4.07%	1.99%

(1) A float-adjusted, capitalization-weighted composite of the 27 most prominent energy MLPs.

FPL Calendar Year Total Returns as of 12/31(1)

(1)	FPL’s calendar year-to-date total return based on net asset value for the period 12/31/22 to 11/30/23 was 15.48%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
30.44%	June 30, 2020	-56.70%	March 31, 2020

Average Annual Total Returns for the Periods Ended December 31, 2022
FPL Performance	1 Year	5 Years	Since Inception(1)
Return before Taxes	21.25%	-0.64%	-2.04%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Index Performance
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.41%	12.56%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)(2)	30.92%	4.07%	1.99%

(1)	Inception Date is 3/26/2014
(2)	A float-adjusted, capitalization-weighted composite of the 27 most prominent energy MLPs.

FIF Calendar Year Total Returns as of 12/31(1)

(1)	FIF’s calendar year-to-date total return based on net asset value for the period 12/31/22 to 11/30/23 was 10.33%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
20.91%	June 30, 2020	-42.48%	March 31, 2020

Average Annual Total Returns for the Periods Ended December 31, 2022
FIF Performance	1 Year	5 Years	10 years
Return before Taxes	15.73%	5.33%	6.44%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Index Performance
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.41%	12.56%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes) (1)	30.92%	4.07%	1.99%
PHLX Utility Sector Index (reflects no deduction for fees, expenses or taxes)(2)	0.65%	9.91%	11.04%
Blended Index(3)	15.83%	9.00%	7.74%

(1)	A float-adjusted, capitalization-weighted composite of the 27 most prominent energy MLPs.
(2)	A market capitalization-weighted index composed of geographically diverse public U.S. utility stocks.
(3)	The Blended Index consists of the following: PHLX Utility Sector Index (50%) and Alerian MLP Total Return Index (50%). The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

B. Risk Factors

In evaluating the Mergers, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Merger of your Fund is approved and completed. An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

Many of the principal investment strategies, and the related risk factors, of the Target Funds and the Acquiring Fund are similar, but there are also differences as well, as discussed in this Proxy Statement/Prospectus. In general, each Fund primarily invests, or has the ability to or will invest, in one or more of the energy sector, energy utilities and energy infrastructure companies, formed as C Corps or MLPs, and other energy sector and energy utility companies. As the MLP-Focused Funds (i.e., FEN, FEI and FPL) have elected to be treated as C Corps, they are permitted to, and currently do, invest greater than 25% of their respective assets in energy MLPs; whereas FIF and the Acquiring Fund are each limited to investing no greater than 25% of its assets in MLPs in order to qualify as RICs. Accordingly, FIF and the Acquiring Fund invest, or will invest, to a greater degree than the MLP-Focused Funds in companies not structured as MLPs. Furthermore, in order to generate additional income, each Fund also utilizes an “options strategy” consisting of writing (selling) call options on a portion of the equity securities in the Fund’s portfolio and, in the case of the Acquiring Fund, on energy indexes and ETFs having a correlation to the Fund’s equity securities. Generally, the Acquiring Fund may utilize such options strategy on approximately 25-75% of the net asset value of the Acquiring Fund but maintains flexibility to increase such amount; whereas the Target Funds are limited to utilizing the strategy on up to 35% of their respective Managed Assets. A full examination of the differences between the investment strategies of the Target Funds and the Acquiring Fund are available under “Additional Information About the Investment Policies and Management of the Funds–Principal Investment Strategies.”

The Funds are also subject to different risks resulting from the differences in their structure, including the differences between closed-end funds and ETFs.

Principal Risks Comparison

Risk is inherent in all investing. Shares of each Fund may change in value, and an investor could lose money by investing in any of the Funds. The Funds may not achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following table provides a comparison of the principal risks of each Target Fund and the Acquiring Fund. The principal risks below should be considered in your evaluation of the Mergers. Because the table categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to another Fund or include multiple associated risks under a single heading. Therefore, a description of the risks associated with each heading is included below the table to provide a more detailed discussion of each risk.

Principal Investment Risk	FEN	FEI	FPL	FIF	Acquiring Fund
Authorized Participant Concentration Risk					X
Call Options Risk	X	X	X	X	X
Cash Transactions Risk					X
Counterparty Risk					X
Currency Risk	X	X	X	X	X
Cyber Security Risk	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Distribution Tax Risk					X
Dividends Risk	X	X	X	X	X
Energy Companies Risk	X	X	X	X	X
Energy Infrastructure Company Risk	X	X	X	X	X
Energy/Energy Infrastructure Sector Risk	X	X	X	X
Equity Securities Risk	X	X	X	X	X
Index or Model Constituent Risk					X
Inflation Risk	X	X	X	X	X
Investment Concentration Risk	X	X	X	X

Principal Investment Risk	FEN	FEI	FPL	FIF	Acquiring Fund
Interest Rate Swap Risk	X	X	X	X
Large Capitalization Companies Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Liquidity Risk	X	X	X	X	X
Management Risk	X	X	X	X	X
Market Maker Risk					X
Market/Current Market Conditions Risk	X	X	X	X	X
MLP Risk	X	X	X	X	X
MLP Tax Risk/Tax Risk	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X
Non-U.S. Securities Risk	X	X	X	X	X
Operational Risk	X	X	X	X	X
Options Risk	X	X	X	X	X
Portfolio Correlation Risk					X
Portfolio Turnover Risk					X
Potential Conflicts of Interest Risk	X	X	X	X	X
Premium/Discount Risk	X	X	X	X	X
Qualified Dividend Income Tax Risk				X
Recent Market and Economic Developments Risk	X	X	X	X	X
Renewable Energy Company Risk	X	X	X	X
Restricted Securities Risk	X
Significant Exposure Risk	X	X	X	X	X
Smaller Companies Risk	X	X	X	X	X
Tax Risks Associated with Investment in Options					X
Trading Issues Risk					X
Utility Risk/ Utility Companies Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X

Authorized Participant Concentration Risk (applicable to the Acquiring Fund). Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for creation units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Call Options Risk (applicable to all the Funds). The use of call options involves risks different from those associated with ordinary portfolio securities transactions. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price, however, such loss will be partially offset by any premium received from the sale of the option. When writing a call option, the Fund will have no control over the exercise of the option by the option holder and the American style options sold by the Fund may be exercised at any time before the option expiration date. The call options sold by the Fund are anticipated to be American style options. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. There may be times the Fund needs to sell securities in order to settle an option position, which could result in the distribution of premium from that option position being classified as a return of capital and make the Fund less tax-efficient than other funds. When the Fund sells a call option on an ETF, it may be required to acquire shares of the ETF in order to satisfy its obligation on the call option, which could result in additional costs to the Fund. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other markets.

Cash Transactions Risk (applicable to the Acquiring Fund). Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for creation units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting and the bid/ask spread on the Fund’s shares may widen.

Counterparty Risk (applicable to the Acquiring Fund). If the Fund enters into an investment or transaction that depends on the performance of another party, the Fund becomes subject to the credit risk of that counterparty. The Fund's ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, the Fund may also be similarly impacted.

Currency Risk (applicable to all Funds). The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.

Cyber Security Risk (applicable to all Funds). The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts Risk (applicable to all Funds). Depositary receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives Risk (applicable to all Funds). The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet regulatory or contractual requirements for derivatives. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

Distribution Tax Risk (applicable to the Acquiring Fund). The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so in order to settle an option position, which could result in the distribution of premium from that option position being classified as a return of capital. This occurs because while the distribution consisted of the premium received from the sale of the call option, the Fund later sold securities to generate proceeds to settle that call option. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders are subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of distributions received by Fund shareholders may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy.

Dividends Risk (applicable to all Funds). The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund’s performance.

Energy Companies Risk (applicable to all Funds). The Fund’s investments will be concentrated (i.e., invest more than 25% of Fund assets) in any one industry or group of industries constituting the energy sector. A concentration makes the Fund more susceptible to any single occurrence within the energy sector and may subject the Fund to greater market risk than a fund that is more broadly diversified. The success of energy companies is cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

Energy Infrastructure Company Risk (applicable to all Funds). The Fund invests significantly in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; depletion of natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Energy infrastructure companies may also face counterparty risk such that long term contracts may be declared void if the counterparty to those contracts enters into bankruptcy proceedings. Energy infrastructure companies that own interstate pipelines are subject to regulation by U.S. Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies.

Certain energy infrastructure companies in the utilities sector are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

Certain energy infrastructure companies are involved in the production of electrical equipment and components. General risks of these companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, the companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives. Certain energy infrastructure companies engage in renewable and alternative energy activities. These companies can be significantly affected by obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, limited resources, fluctuations in energy prices, including the supply of and demand for renewable and alternative energy sources, and supply and demand of alternative energy fuels and energy conservation.

Energy Sector Risk (applicable to the Target Funds). The Fund’s investments are concentrated in the group of industries that are part of the energy sector, with a particular focus on energy sector MLPs, energy sector MLP-related entities and other energy companies. The Fund’s concentration in the group of industries that are part of the energy sector may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the group of industries that are part of the energy sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk, including the risk of counterparty default, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, obsolescence risk and technology risk.

Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge customers and may change policies to no longer permit such companies to include certain costs in their costs of services. This may lower the tariff rates charged to customers which will in turn negatively affect performance.

Other factors which may reduce the amount of cash an MLP, MLP-related entity and other energy sector company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).

Equity Securities Risk (applicable to all Funds). The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Index or Model Constituent Risk (applicable to the Acquiring Fund). The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund's shares, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

Inflation Risk (applicable to all Funds). Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Investment Concentration Risk (applicable to all Funds). The Fund’s investments are concentrated in Energy Companies (including investments in MLPs), which may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy infrastructure sector, material declines in commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy infrastructure sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest (such as interests in MLPs) include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk including risk of counterparty default, commodity depletion and exploration risk, energy infrastructure sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, obsolescence risk and technology risk.

Interest Rate Swap Risk (applicable to the Target Funds). To the extent that the Fund invests in swaps, if short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.

Large Capitalization Companies Risk (applicable to all Funds). Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Leverage Risk (applicable to all Funds). The Fund has exposure to instruments subjecting them to leverage risk. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s portfolio and the Fund’s shares to be volatile and sensitive to market swings. Certain instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Liquidity Risk (applicable to all Funds). The Fund may have investments that it may not be able to dispose of or close out readily at a favorable time or price (or at all), or at a price approximating the Fund’s valuation of the investment. For example, certain investments may trade in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the Fund needed to sell a large block of illiquid securities to meet shareholder redemption request or to raise cash, these sales could further reduce the securities’ prices and adversely affect performance of the the Fund. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Management Risk (applicable to all Funds). The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

Market Maker Risk (applicable to the Acquiring Fund). The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market/Current Market Conditions Risk (applicable to all Funds). Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. As described further below, securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

MLP Risk (applicable to all Funds). Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks, including for example risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP's general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner's right to require investors to sell their common units at an undesirable time or price. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, changes or anticipated changes in interest rates, investor sentiment towards MLPs or the energy sector generally, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by other factors unique to the partnership or company, including earnings power and coverage ratios. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and lack sufficient market liquidity to enable the Fund to effect a sale at an advantageous time or price. Because many MLPs pay out most of their operating cash flows, the MLPs rely on capital markets for access to equity and debt financing to fund growth through organization. If market conditions limit an MLPs access to capital markets, the MLPs growth prospects could diminish and its costs of capital increase, which would decrease the value of the common units held by the Fund. MLPs are now a higher cost way of financing these industries; the reverse of the conditions that led to the growth of the asset class in the early part of the last decade. As a result, the industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated because it no longer reduces a company’s cost of equity financing. Even for MLPs that have avoided exposure to commodity prices and have been successful in growing their dividends, the cost of the MLP structure has risen due to growing incentive payments to the general partner. These incentives increase with per share dividend growth at the limited partnership level and are due on newly issued shares, as well as older shares that have experienced the growth. As a result, the more successful the MLP is in growing its dividends, the closer it gets to paying incentives to the parent/general partner that are more onerous than a tax at the corporate level. The lower the corporate tax rate, the sooner this threshold is crossed. In many cases, MLPs are merely a part of the corporate finance structure of a company. MLPs are created when they lower the cost of equity financing and are no longer used when they do not. MLPs that own interstate pipelines are subject to FERC regulation with respect to tariffs charged and received an adverse decision.

MLP Tax Risk/Tax Risk (applicable to all Funds). The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U. S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

Non-Diversification Risk (applicable to all Funds). As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

Non U.S. Securities Risk (applicable to all Funds). An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.

Operational Risk (applicable to all Funds). The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk (applicable to all Funds). The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. There may be times the Fund needs to sell securities in order to settle an option position, which could result in the distribution of premium from that option position being classified as a return of capital and make the Fund less tax-efficient than other ETFs.

Portfolio Turnover Risk (applicable to the Acquiring Fund). The Fund has an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs, including brokerage commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

Portfolio Correlation Risk (applicable to the Acquiring Fund). The Fund’s portfolio is composed of both equity securities and written call options. Because some of the options are written on indexes and/or ETFs instead of the equity securities held by the Fund, the Fund's investments may not be fully correlated, meaning their performance is independent of one another. Market events may impact one position held by the Fund more than the other position and the returns from the Fund's investments in equity securities and written call options may not move in the same direction as one another.

Potential Conflicts of Interest Risk (applicable to all Funds). First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while a Target Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Target Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.

Premium/Discount Risk (applicable to all Funds). The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the securities exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on an exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, in the case of the Acquiring Fund, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds such as the Target Funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the investment advisor believes that large discounts or premiums to the NAV of Acquiring Fund shares should not be sustained. During stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their NAV and the bid/ask spread on the Fund’s shares may widen.

Qualified Dividend Income Tax Risk (applicable to FIF). There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Recent Market and Economic Developments Risk (applicable to all Funds). In recent years, prices of oil and other energy commodities have experienced significant volatility. During such periods, such volatility has adversely impacted many of the MLPs, MLP-related entities and other companies in the energy sector and energy utility industries in which the Fund has invested or may invest. For example, many MLPs, MLP-related entities and other companies in the energy sector and energy utility industries have in recent years experienced eroding growth prospects, reduced distribution levels or, in some cases, bankruptcy. These conditions have impacted, and may in the future impact, the NAV of the Fund and its ability to pay distributions to shareholders at current or historic levels.

Renewable Energy Company Risk (applicable to the Target Funds). Renewable energy companies are a subset of Energy Infrastructure Companies and, as such, are subject to many of the same risks as Energy Infrastructure Companies. In addition, the future growth of renewable energy companies may be dependent upon government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy, accelerated cost-recovery systems of depreciation and tax credits.

Restricted Securities Risk (applicable to FEN). The Fund may invest in restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Significant Exposure Risk (applicable to all Funds). To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.

Smaller Companies Risk (applicable to all Funds). The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.

Tax Risks Associated with Investment in Options (applicable to the Acquiring Fund). The Fund may invest a portion of its assets in options on indexes. The treatment of such derivatives may, in part, be based upon informal guidance issued by the Internal Revenue Service a number of years ago. Although the Fund believes that the Fund is treating such derivatives consistently with current tax law, if the Internal Revenue Service were to disagree, the Fund could lose its status as a RIC.

Trading Issues Risk (applicable to the Acquiring Fund). Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Utility Risk/Utility Companies Risk (applicable to all Funds). The Fund invests significantly in utility companies. Utility companies include companies producing or providing gas, electricity or water. The risks inherent in the utility sector include a variety of factors that may adversely affect the business or operations of utility companies, including: high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; counterparty risk; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies. Some utility companies also face risks associated with the effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations: the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; potential impacts of terrorist activities on the utility industry and its customers; and the impact of natural or man-made disasters. Utility companies may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company.

Valuation Risk (applicable to all Funds). The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Principal Risks Related to the Proposed Mergers

The following are principal risks related to the proposed Mergers and are applicable to both the Target Funds and the Acquiring Fund:

Anticipated Benefits Risk. Although it is anticipated that the Mergers will lead to certain benefits for Target Fund shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Mergers, will be realized.

Tax Risk. In addition to the foregoing risks of investing in the Acquiring Fund, there is tax risk associated with the proposed Mergers. Chapman and Cutler LLP is providing an opinion that each Merger will be a tax-free reorganization for federal income tax purposes. See “Information about the Mergers – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of Acquiring Fund’s counsel. The opinion of Acquiring Fund’s counsel’s is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Mergers, which could vary from state to state and country to country.

Separately, the Mergers involve certain additional tax-related risks and considerations. See “—Material Federal Income Tax Consequences of the Mergers” for a detailed discussion of such risks.

C. Information About the Mergers

General

The Board of Trustees of each Target Fund has unanimously approved, and the shareholders of each Target Fund are being asked to approve, the applicable Plan by and among the applicable Target Fund, the ETF Trust, on behalf of the Acquiring Fund, and the applicable Merger Sub, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A, and the transactions it contemplates, including the merger of the applicable Target Fund with and into the applicable Merger Sub in exchange for shares of the Acquiring Fund and the subsequent liquidation of such Merger Sub, on a tax-free basis for federal income tax purposes as provided for herein. The Board of Trustees of each Fund has determined that the applicable proposed Merger is in the overall best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by such Merger.

The affirmative “vote of a majority of the outstanding voting securities” of each Target Fund is required to approve the applicable Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the applicable Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of a Proposal. The closing of one Merger is not contingent on the closing of any other Merger.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Mergers

General. Each Plan provides for the merger of one of the Target Funds with and into the applicable Merger Sub, with shares of such Target Fund being converted into newly issued shares of the Acquiring Fund (with cash being distributed in lieu of any fractional shares). As a result, all of the assets of the applicable Target Fund will be transferred to the applicable Merger Sub and such Merger Sub will assume all of the liabilities of such Target Fund. As soon as practicable following the completion of a Merger, the applicable Merger Sub will liquidate and distribute its assets to the Acquiring Fund and the Acquiring Fund will assume the liabilities of such Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The aggregate net asset value of Acquiring Fund shares received by the shareholders of the applicable Target Fund in a Merger will equal the aggregate net asset value (and not the market value) of the Target Fund shares held by such shareholders as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (the “Valuation Time”). Through each Merger, shares of the applicable Target Fund would be exchanged on a tax-free basis for federal income tax purposes for shares of the Acquiring Fund. Following the consummation of a Merger, the legal existence of the applicable Target Fund and its registration under the 1940 Act will be terminated.

The closing date for each Merger is expected to be during the second quarter of 2024 (the “Closing Date”). If one of the proposals to approve a Plan and the applicable Merger as presented in this Proxy Statement/Prospectus is approved at the Meeting, such Merger is expected to be completed shortly after the Meeting. In the event that shareholders of a Target Fund do not approve the Merger, the Target Board of such Target Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Fund as a closed-end management investment company. The closing of one Merger is not contingent on the closing of any other Merger.

Acquiring Fund Shares to be Issued. The newly issued Acquiring Fund Shares in the Merger will be distributed (either directly or through an agent) to the applicable Target Fund shareholders upon the conversion of their Target Fund shares in the names of and in the amounts due to the shareholders of such Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the applicable Merger. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with a Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

The exchange of Target Fund shares for Acquiring Fund Shares through the Mergers is expected to occur on a tax-free basis for federal income tax purposes, although Target Fund shareholders who receive cash for their fractional shares (as no fractional Acquiring Fund Shares will be distributed through the Mergers) may incur certain tax liabilities. In the event Target Fund shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund shareholders, and each such Target Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of Target Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Expenses. The direct expenses incurred in connection with the Mergers (whether or not the Mergers are consummated) will be borne by the Target Funds, and therefore indirectly their shareholders. Direct Merger related expenses include, without limitation: (i) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (ii) postage; (iii) printing; (iv) accounting fees; (v) legal fees; (vi) solicitation costs; and (vii) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by the Target Funds will be approximately $2,585,890 (or, when allocated accordingly based on net assets or to specific Target Funds, approximately $0.03 per share of FEN, $0.02 per share of FEI, $0.02 per share of FPL, and $0.04 per share of FIF). In addition, the Target Funds will bear additional indirect expenses, primarily relating to repositioning their portfolios in advance of the Mergers, and the MLP-Focused Funds may be subject to additional tax implications resulting from the deemed sales election made in connection with their Mergers. See “The Mergers—Synopsis—Material Federal Income Tax Consequences of the Mergers.” However, First Trust and the Target Board believe that the benefits of the Mergers, including the anticipated significant reduction in the trading discount of each Target Fund’s shares and the lower ongoing expenses of the Acquiring Fund, will offset the costs of the Mergers.

Amendments. Each Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the applicable Target Fund and the Acquiring Fund as specifically authorized by each board of trustees of such Funds. Notwithstanding the foregoing, following the receipt of the applicable Target Fund shareholder approval of a Plan, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of such Target Fund under such Plan to the detriment of such shareholders without their further approval.

Conditions. Under the terms of each Plan, the closing of a Merger is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Plan by the shareholders of the applicable Target Fund; (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities; (iii) the receipt by each applicable Fund of customary legal opinions; and (iv) each applicable Fund’s receipt of an opinion that the Merger will be a tax-free reorganization for federal income tax purposes (which condition to receive such opinion may not be waived).

Termination. A Plan may be terminated by the mutual agreement of the parties and may be effected by the President or any Vice President of the applicable Target Fund and Acquiring Fund, respectively, without further action by either the Target Board or the Board of Trustees of the ETF Trust (the “ETF Trust Board”). Additionally, a Plan may be terminated by either applicable Fund, at its option, at or before the closing of the applicable Merger due to: (i) a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Merger, if not cured within 30 days of notification to the breaching party and prior to the closing of the Merger; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iii) a determination by either the applicable Target Fund Board or the ETF Trust Board, on behalf of its series, the Acquiring Fund, that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund.

Background and Board Considerations Relating to the Proposed Mergers

On October 23, 2023, the Boards of Trustees of FEN, FEI, FPL, FIF and the ETF Trust approved the Merger of each of the Target Funds with and into the applicable wholly-owned subsidiary of the Acquiring Fund. The Boards of Trustees of the Target Funds and the ETF Trust are comprised of the same seven individuals and are referred to herein as the “Board.” For the reasons discussed below, among others, the Board determined that, as applicable to each Fund, the Mergers would be in the overall best interests of each Fund and that the interests of the existing shareholders of the Target Funds would not be diluted as a result of the Mergers.

The Board considered the Mergers over the course of meetings held in September and October 2023. At those meetings, First Trust Advisors L.P. (the “Advisor”), the investment adviser for each of the Target Funds and the investment adviser for the Acquiring Fund, discussed with the Board its reasons for proposing the Mergers. The Advisor stated that it had conducted an evaluation of strategic alternatives for each of the Target Funds in light of certain factors, including, among others, volatility and market disruption in the MLP Fund industry, increasingly complex tax and accounting issues experienced by registered investment companies that invest in MLPs, the drop in MLP valuations in prior years and their difficulty in raising capital through the equity markets, which has resulted in a decline in the number of publicly traded MLPs available for investment, all of which have reduced the attractiveness to investors of MLP closed-end funds structured as C Corps. In addition, the Advisor noted the increased discount levels of the Target Funds and an increased focus by activist investors on the closed-end funds in the First Trust Fund Complex, including recent increased positions by activist investors in the Target Funds, which could subject the Target Funds to the operational disruptions and costs involved in defending against activist investor activity. The Advisor reviewed the strategic alternatives considered for the Target Funds, including maintaining the status quo, liquidation, conversion of the Target Funds (excluding FIF) from C Corps to RICs and merging the Target Funds into a closed-end fund or RIC ETF (including fund candidates other than the Acquiring Fund). The Advisor noted that it had retained a third-party firm to assist in the Advisor’s evaluation of the potential tax implications of strategic alternatives and that it had also worked extensively with Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), the investment sub-adviser for each of the Target Funds and the investment sub-adviser for the Acquiring Fund, in conducting its evaluation of strategic alternatives. The Advisor discussed its evaluation of each strategic alternative considered for each of the Target Funds in light of relevant factors, including, among others, the Funds’ discount levels, activist investor positions in the Funds, the Funds’ tax structures and current tax positions, and costs to shareholders associated with the strategic alternatives, as well as other market, investment, operational and tax considerations. In connection with the meetings at which the Mergers were discussed, the Advisor provided the Board with a variety of materials relating to the Mergers, including the rationale for and expected benefits and costs of the Mergers and the Advisor’s evaluation of other strategic alternatives. Based on all the information reviewed, the Advisor expressed its belief that combining each of the Target Funds into the Acquiring Fund was the best option for existing shareholders of the Target Funds and that the Board should approve and recommend that shareholders of each of the Target Funds approve the Merger for their Fund. At the October 2023 Board meeting, the Sub-Advisor also presented to the Board on the investment strategies for the Acquiring Fund and on the Mergers, and expressed its belief that the Mergers were the best option for each of the Target Funds in light of changes in the MLP market, the increased cost of leverage and the Funds’ recent increased discount levels. In connection with the meetings and prior to approving the Mergers, the Trustees who are not “interested persons” (as defined in the 1940 Act) of any of the Target Funds or the ETF Trust (the “Independent Trustees”) met in private sessions and reviewed the information provided and discussed the proposed Mergers with their independent legal counsel.

Based upon all the information provided and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Mergers, and determined that, as applicable to each Fund, the Mergers would be in the overall best interests of each Fund and that the interests of the existing shareholders of the Target Funds would not be diluted as a result of the Mergers. Accordingly, the Board recommends that shareholders of each of the Target Funds approve the Merger for their Fund.

In determining to approve the Mergers and to recommend that shareholders of each of the Target Funds approve the Merger for their Fund, the Board considered, among other things, the following factors:

•	ETF Structure; Reduction of Trading Discount. The Board considered the benefits of an open-end ETF structure to each of the Target Funds and their shareholders versus the current closed-end fund structure. The Board noted that an open-end ETF structure would allow shareholders of the Target Funds to exit the applicable Target Fund by selling their shares in the secondary market at or near the Fund’s net asset value (“NAV”), which would provide a meaningful one-time investment return represented by the current trading discount. The Board noted that, in general, shares of each of the Target Funds have historically traded at a discount from their NAV in the current closed-end fund structure, including at discounts of -14.78%, -14.34%, -13.12% and -11.01% for FEI, FEN, FPL and FIF, respectively, as of October 2, 2023. The Board considered that an open-end ETF structure would continue to provide intra-day liquidity at or near NAV for shareholders who remain in the Acquiring Fund. The Board also noted the favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide. Finally, the Board considered the material reduction in expenses that would result from combining the Target Funds into the Acquiring Fund from the Target Funds’ recent total (net) expense ratios, including leverage expenses, of 2.74%, 2.57%, 2.60% and 2.92% for FEI, FEN, FPL, FIF, respectively, to the Acquiring Fund’s proposed annual unitary fee starting at an annual rate of 1.10% of the Acquiring Fund’s average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Fund meet certain thresholds. Conversely, the Board considered the Advisor’s discussion of the benefits of the current closed-end fund structure, including that because closed-end funds are not continuously offered and therefore do not have daily subscriptions and redemptions, they are able to avoid the portfolio trading costs associated with managing flows. The Board also noted the Target Funds’ ability to use leverage to support an above-market distribution rate, while the Acquiring Fund would be unlevered, and the Advisor’s statement that most closed-end fund shareholders invest in the Target Funds for the above-market distribution rate. However, the Board considered that the Acquiring Fund would seek to generate additional income from option premiums as compared to the Target Funds and the Advisor’s estimation that the increased option premiums would offset the impact of the elimination of leverage and, in combination with lower expenses, allow the Acquiring Fund to maintain a similar or increased distribution rate relative to the current distribution rates of the Target Funds. The Board also noted that leverage can magnify losses in a down market and considered the Sub-Advisor’s discussion of the increased cost of leverage as a result of higher interest rates.
•	Comparison of Fees and Expense Ratios. The Board considered comparative expense information for the Target Funds and the Acquiring Fund, including comparisons between the current total (net) expense ratio for each of the Target Funds and the proposed unitary fee rate for the Acquiring Fund (as discussed in the bullet above). The Board considered that the proposed unitary fee rate for the Acquiring Fund would be materially lower than the current total (net) expense ratios for the Target Funds and that shareholders of the Target Funds were expected to benefit from significant cost savings as a result of the Mergers.

•	Compatibility of Portfolio Management Team, Investment Objectives and Policies. The Board considered the proposed portfolio management team, investment objective and investment strategies for the Acquiring Fund and how they compared to those of the Target Funds. The Board considered that the Acquiring Fund, like each of the Target Funds, would be sub-advised by the Sub-Advisor and managed by the same portfolio management team. The Board noted the proposed investment objective for the Acquiring Fund would be to seek a high level of total return with an emphasis on current distributions paid to shareholders, which is substantially identical to the investment objective for each of the Target Funds. The Board also noted that the investment strategies of the Acquiring Fund will be similar to the investment strategies of the Target Funds, with the Acquiring Fund primarily investing in energy companies. However, with respect to income generation, the Board considered that the Acquiring Fund would seek to generate additional income from option premiums, in order to offset the impact of the elimination of leverage and to seek to maintain a similar or increased distribution rate relative to the current distribution rates of the Target Funds. The Board considered the Advisor’s statement that although the covered call option strategy and the elimination of leverage would reduce the Acquiring Fund’s upside potential in a rallying market, such changes would likely also reduce downside volatility. The Board also noted that because the Acquiring Fund would be taxed as a RIC, the Acquiring Fund’s investments in MLPs would be limited to 25% of its net assets, whereas FEI, FEN and FPL, which are taxed as C Corps, are not subject to such limitation. However, the Board considered the Sub-Advisor’s statement that, due to changes in the MLP market as a result of consolidation, the optimal portfolio allocation to MLPs for the C Corp Funds has been trending towards 25%, reducing the justification to maintain C Corp status.
•	Fund Performance and Distribution Rates. The Board reviewed the historical performance of each of the Target Funds. Because the Acquiring Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Acquiring Fund as compared to the Target Funds. The Board also compared the strategies’ distribution rates, noting that, based on information provided by the Advisor, the Acquiring Fund is expected to maintain a similar or increased distribution rate relative to the current distribution rates of the Target Funds.
•	Tax Structure Considerations. The Board considered the potential tax liability and related NAV impact associated with the Mergers of the C Corp Funds into the Acquiring Fund, which would be taxed as a RIC, due to the change in tax structure. The Board noted the Advisor’s statement that all gains in the C Corp Funds’ portfolios would be recognized in connection with the Mergers, pursuant to the “deemed sales method” approach, as a result of the change in tax structure and considered scenarios provided by the Advisor of the C Corp Funds’ potential tax liabilities and potential pre-Merger NAV impacts. The Board also considered the Advisor’s discussion of the potential for post-Merger NAV impacts to the Acquiring Fund (“NAV risk”) related to tax accrual adjustments that may be necessary to account for final tax information received from underlying MLP investments held by the C Corp Funds prior to the Mergers, including with respect to recapture of depreciation previously recognized by underlying MLP investments. The Board considered the Advisor’s analysis of the relative advantages and disadvantages of the proposed tax approach and noted the Advisor’s representations that the proposed approach would result in shareholders of the C Corp Funds primarily incurring the tax liabilities associated with their respective C Corp Fund with potentially minimal tax liability shared among the Acquiring Fund’s shareholders post-Merger, limit post-Merger NAV risk and avoid certain other tax and operational complexities. The Board considered that, because FIF is taxed as a RIC, the combination of FIF into the Acquiring Fund would not result in a change in tax structure, and shareholders of FIF would not incur a tax liability; however, the Board noted the Advisor’s statement that, to the extent one or more of the Mergers of the C Corp Funds are also consummated, shareholders of FIF who continue as shareholders of the Acquiring Fund would be subject to the post-Merger NAV risk associated with such Mergers. The Board considered scenarios provided by the Advisor of potential post-Merger NAV risk associated with the Mergers of the C Corp Funds, noting that the estimates varied based on assumptions regarding the accuracy of tax liability estimates and post-Merger changes in the shareholder base.

•	Anticipated Tax-Free Merger; Capital Loss Carryforwards. The Board noted the Advisor’s representation that, notwithstanding the pre-Merger and potential post-Merger tax liabilities associated with the Mergers of the C Corp Funds discussed above, each Merger will be structured with the intention that it qualify as a tax-free Merger for federal income tax purposes and that each of the Target Funds and the Acquiring Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board considered the Advisor’s discussion of each Target Fund’s tax position, noting that, for the C Corp Funds, the Funds’ capital loss carryforwards may be used to reduce the tax liability incurred due to the change in tax structure, but that any remaining capital loss carryforwards could not be transferred to the Acquiring Fund in the Mergers.
•	Expenses of the Mergers. The Board considered that the estimated direct costs of the Mergers were proposed to be borne by the Target Funds, noting the Advisor’s representations that the estimated direct costs borne by any one of the Target Funds would be lower to the extent the Mergers of other Target Funds also occur. The Board also noted the estimated transaction costs to be borne by the Target Funds as a result of portfolio repositioning and the removal of leverage prior to the Mergers and the potential for taxable gains to be generated by such portfolio transactions. The Board noted the Advisor’s estimate that shareholders of the Target Funds who continue as shareholders of the Acquiring Fund after the Mergers would recoup the direct costs and transaction costs of the Mergers in approximately two to four months due to the materially lower total (net) expense ratio of the Acquiring Fund. The Board also considered the estimated tax liabilities to be incurred by the C Corp Funds due to the change in tax structure and the potential post-Merger NAV risk. The Board determined that the benefits expected to be realized by shareholders of the Target Funds, including the ability to exit the Fund by selling their shares in the secondary market at or near the Fund’s NAV and the material expense reduction, would justify the costs and taxes to be borne by the Target Funds.
•	Alternatives to the Mergers. The Board noted the Advisor’s consideration of alternatives to the Mergers, including maintaining the status quo, liquidation, conversion of the Target Funds (excluding FIF) from C Corps to RICs and merging the Target Funds into a closed-end fund or RIC ETF (including fund candidates other than the Acquiring Fund), and the Advisor’s determination that the Mergers were the best option for existing shareholders of the Target Funds.
•	Terms and Conditions of the Mergers. The Board considered the terms and conditions of the Mergers, including that each Merger is not contingent upon any other Merger. The Board also considered whether the Mergers, as applicable to each Fund, would result in the dilution of the interests of existing shareholders of Target Funds in light of the basis on which shares of the Acquiring Fund will be issued to shareholders of the Target Funds.

In addition, the Board considered the Mergers in light of the increased focus by activist investors on the First Trust Fund Complex closed-end fund suite, including recent increased positions of activist investors in the Target Funds, and the significant costs that may be imposed on the Target Funds in connection with an activist campaign, including costs associated with potential future proxy contests and litigation. The Board considered that the Mergers may have the additional benefits of avoiding such costs.

Based upon on all of the foregoing considerations, the Board, in the exercise of its business judgment, approved each Merger, including each proposed Agreement and Plan of Merger and the Merger contemplated thereby, and determined that, as applicable to each Fund, the Mergers would be in the overall best interests of each of the Target Funds and the Acquiring Fund. The Board also determined that, as applicable to each Fund, the interests of the existing shareholders of the Target Funds would not be diluted as a result of the Mergers. No single factor was determinative in the Board’s analysis and all factors were taken as a whole. The Board, including the Independent Trustees, unanimously recommends that shareholders of each of the Target Funds approve the Merger for their Fund.

Capitalization

The following table sets forth the unaudited capitalization of each Target Fund and the pro forma capitalization of the Acquiring Fund as of November 30, 2023 assuming each Merger is approved and consummated as of such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of a Target Fund on the date the Merger of such Target Fund takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date. In addition, see “The Mergers—Synopsis—Material Federal Income Tax Consequences of the Mergers” for a discussion of the potential impact on Fund capitalization that could arise from the tax implications involved in the Mergers of the MLP-Focused Funds.

	FEN[1]	FEI[2]	FPL[3]	FIF[4]	Acquiring Fund (pro forma )[5,6]
Shareholders’ Equity:

Net Asset Value per Share, $0.01 par value per share, 19,463,721 shares outstanding for FEN, 45,228,904 shares outstanding for FEI, 23,447,660 shares outstanding for FPL, 15,666,039 shares outstanding for FIF, 59,705,815 shares outstanding for the Acquiring Fund (pro forma)	$15.99	$9.51	$7.61	$17.52	$20

Net Assets	$311,268,302	$429,994,245	$178,351,100	$274,502,608	$1,194,116,295

(1)       These amounts include estimated Merger expenses applicable to FEN of $672,331 (or approximately $0.03 per share of FEN) and repositioning costs for FEN of $311,371 (or approximately $0.02 per share of FEN).

(2)       These amounts include estimated Merger expenses applicable to FEI of $930,920 (or approximately $0.02 per share of FEI) and repositioning costs for FEI of $376,840 (or approximately $0.01 per share of FEI).

(3)       These amounts include estimated Merger expenses applicable to FPL of $387,884 (or approximately $0.02 per share of FPL) and repositioning costs for FPL of $153,564 (or approximately $0.01 per share of FPL).

(4)       These amounts include estimated Merger expenses applicable to FIF of $594,755 (or approximately $0.04 per share of FIF) and repositioning costs for FIF of $144,822 (or approximately $0.01 per share of FIF).

(5)       These amounts include estimated Merger expenses and repositioning costs of $2,585,890 and $986,597, respectively.

(6)       Includes 2 seed shares at $20 per share.

Description of the Shares to be Issued by the Acquiring Fund

General. As a general matter, the shares of each Target Fund and the Acquiring Fund have similar voting rights (with certain differences noted in the chart under “Additional Information About the Target Funds and Acquiring Fund—Governing Documents”) and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

Under the charter documents of each Target Fund, shareholders of each Target Fund are not entitled to dissenter’s rights of appraisal with respect to the applicable Merger. Shareholders of each Target Fund, however, may sell their shares on the applicable exchange (NYSE for FEI, FPL and FIF and NYSE American for FEN) until the closing date of the applicable Merger. After the Mergers are consummated, Target Fund shareholders will hold shares of the Acquiring Fund, which is anticipated to be listed and traded on the NYSE Arca.

The shares of FEI, FPL and FIF are currently listed and traded on the NYSE under the symbols “FEI,” “FPL” and “FIF,” respectively, while FEN is currently listed and traded on the NYSE American under the symbol “FEN”. If the Mergers are consummated, Target Fund shares will no longer be listed on the NYSE or NYSE American, as applicable, and each Target Fund will be dissolved, liquidated and terminated as provided in the applicable Plan. It is anticipated that the shares of the Acquiring Fund will be listed and traded on the NYSE Arca under the symbol “EIPI”. Reports, proxy materials and other information concerning the Target Funds, and the Acquiring Fund after it is listed, may be inspected at the offices of the NYSE, NYSE American and NYSE Arca, respectively.

The Acquiring Fund Shares, when issued in the Merger, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive, conversion or exchange rights, except as the ETF Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Funds and the Acquiring Fund is available under “Additional Information About the Target Funds and the Acquiring Fund—Charter Documents.”

Distributions and Dividend Reinvestment Plan. FIF has adopted a Managed Distribution Policy. Under the Managed Distribution Policy, FIF currently pays a monthly distribution in the amount of $0.10 per share, a portion of which may include long-term capital gains. The inclusion of long-term capital gains may result in a reduction of the long-term capital gain distribution necessary at the end of the year, since it will be distributed throughout the year.

Dividends from net investment income of FEI and FPL, if any, are declared and paid monthly while dividends from net investment income of FEN, if any, is declared and paid quarterly. FEN, FEI and FPL will distribute their net realized capital gains, if any, to shareholders at least annually.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid monthly by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquired Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the applicable Merger, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Merger;

(b)	no gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub;
(c)	No gain or loss will be recognized by the Target Fund upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws;
(d)	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund shares in the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except to the extent the Target Fund shareholders receive cash pursuant to the Merger;
(e)	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Merger (including any fractional Acquiring Fund share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund share to which a Target Fund shareholder would be entitled) will include the period during which the Target Fund shares that were converted into such Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Merger;
(f)	The basis of the Target Fund’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger. The holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund; and
(g)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Mergers on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Funds and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any of the Target Funds may waive the conditions with respect to the tax opinions.

While Target Fund shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the applicable Merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Mergers. In addition, the deemed sale election, which is anticipated to be to be made by the Acquiring Fund, will treat the MLP Focused Funds as recognizing gain the last day before the applicable Merger.

If a Proposal relating to a Merger is approved by the shareholders of the applicable Target Fund, such Target Fund will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the closing of such Merger, and such distributions will be taxable to shareholders of such Target Fund.

This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of the Target Funds and Acquiring Fund

Each Target Fund is a non-diversified, closed-end management investment company, organized as a Massachusetts business trust. The Acquiring Fund is a newly created, non-diversified, actively managed ETF that is a series of the ETF Trust, an open-end management investment company organized as a Massachusetts business trust.

Closed-end funds are generally traded on an exchange and do not redeem outstanding shares or engage in the continuous sale of new shares. Persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions), which may be more (a premium) or less (a discount) than the net asset value per share. As of November 30, 2023 FEN traded at a 8.17% discount to NAV, FEI traded at a 7.65% discount to NAV, FPL traded at a 7.99% discount to NAV, and FIF traded at a 6.29% discount to NAV. See “—Share Price Data” below. Closed-end funds, including the Target Funds, typically also utilize leverage to try and increase returns and/or current income. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used.

Similar to closed-end funds, ETF shares trade on a securities exchange, and generally persons buying and selling ETF shares may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commission). Unlike closed-end funds, ETFs also issue and redeem shares on a continuous basis at net asset value in large blocks consisting of a specified number of shares (i.e., a Creation Unit). The Creation Unit feature of an ETF is designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions (such as those that occur in a conventional mutual fund). Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Acquiring Fund’s shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Acquiring Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Acquiring Fund’s most recent fiscal year, will be available online at https://www.ftportfolios.com/Retail/etf/home.aspx. The Acquiring Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

Share Price Data. The following tables set forth for the periods indicated therein, with respect to each Target Fund, the following: (i) the high and low sales price for common shares reported as of the end of the day on the applicable exchange; (ii) the high and low net asset value of the common shares; and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of the common shares. Because the Acquiring Fund has not yet commenced operations, no table has been provided for the Acquiring Fund.

FEN

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
November 30, 2023	$14.74	$12.71	$15.73	$15.02	-6.29%	-15.38%
August 31, 2023	$14.40	$12.54	$15.47	$14.79	-6.92%	-15.21%
May 31, 2023	$13.84	$12.16	$15.42	$14.46	-10.25%	-15.91%
February 28, 2023	$14.77	$13.65	$15.79	$15.11	-6.46%	-9.66%
November 30, 2022	$15.87	$14.05	$14.89	$13.95	6.58%	0.72%
August 31, 2022	$16.59	$14.17	$16.87	$14.10	-1.66%	0.50%
May 31, 2022	$16.88	$14.86	$16.84	$15.24	0.24%	-2.49%
February 28, 2022	$16.10	$12.79	$14.99	$13.63	7.40%	-6.16%
November 30, 2021	$15.20	$13.22	$15.10	$13.77	0.66%	-3.99%
August 31, 2021	$15.33	$13.33	$15.39	$13.93	-0.39%	-4.31%
May 31, 2021	$14.35	$12.30	$14.61	$13.22	-1.78%	-6.96%

(1)        Based on high and low closing market price for the respective quarter.

(2)        Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE American (normally 4:00 p.m. eastern time).

(3)        Calculated based on the information presented.

FEI

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
October 31, 2023	$8.43	$7.54	$9.16	$8.94	-7.97%	-15.66%
July 31, 2023	$8.18	$7.31	$9.44	$8.75	-13.35%	-16.46%
April 30, 2023	$8.34	$7.11	$9.44	$8.40	-11.65%	-15.36%
January 31, 2023	$8.23	$7.58	$9.44	$8.83	-12.82%	-14.16%
October 31, 2022	$8.67	$7.06	$9.76	$8.13	-11.17%	-13.16%
July 31, 2022	$8.67	$7.25	$9.87	$8.29	-12.16%	-12.55%
April 30, 2022	$8.71	$7.49	$9.90	$8.74	-12.02%	-14.30%
January 31, 2022	$8.03	$6.87	$8.48	$7.64	-5.31%	-10.08%
October 31, 2021	$8.08	$6.91	$8.62	$7.74	-6.26%	-10.72%
July 31, 2021	$8.35	$5.68	$8.90	$6.30	-6.18%	-9.84%

(1)        Based on high and low closing market price for the respective quarter.

(2)        Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)        Calculated based on the information presented.

FPL

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
October 31, 2023	$6.75	$5.97	$7.30	$6.91	-7.53%	-13.60%
July 31, 2023	$6.47	$5.73	$7.45	$6.81	-13.15%	-15.86%
April 30, 2023	$6.44	$5.54	$7.37	$6.50	-12.62%	-14.77%
January 31, 2023	$6.46	$5.87	$7.34	$6.89	-11.99%	-14.80%
October 31, 2022	$6.58	$5.38	$7.61	$6.23	-13.53%	-13.64%
July 31, 2022	$6.67	$5.50	$7.79	$6.24	-14.38%	-11.86%
April 30, 2022	$6.69	$5.65	$7.66	$6.45	-12.66%	-12.40%
January 31, 2022	$6.12	$5.23	$6.57	$5.96	-6.85%	-12.25%
October 31, 2021	$5.98	$5.50	$6.67	$6.04	-10.34%	-8.94%
July 31, 2021	$6.24	$5.42	$6.86	$6.16	-9.04%	-12.01%

(1)        Based on high and low closing market price for the respective quarter.

(2)        Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)        Calculated based on the information presented.

FIF

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
November 30, 2023	$16.53	$13.86	$17.38	$15.93	-4.89%	12.99%
August 31, 2023	$15.70	$13.91	$17.71	$16.39	-11.35%	-15.13%
May 31, 2023	$15.14	$13.35	$17.22	$15.77	-12.08%	-15.35%
February 28, 2023	$15.38	$14.14	$17.57	$16.72	-12.46%	-15.43%
November 30, 2022	$15.59	$13.16	$18.18	$15.36	-14.25%	-14.32%
August 31, 2022	$15.96	$13.28	$18.62	$15.21	-14.29%	-12.69%
May 31, 2022	$15.81	$13.97	$18.12	$16.11	-12.75%	-13.28%
February 28, 2022	$14.08	$12.84	$15.88	$14.67	-11.34%	-12.47%
November 30, 2021	$14.16	$12.73	$15.82	$14.60	-10.49%	-12.81%
August 31, 2021	$14.18	$12.77	$15.79	$14.42	-10.20%	-11.44%
May 31, 2021	$13.41	$11.31	$14.96	$12.97	-10.36%	-12.80%

(1)        Based on high and low closing market price for the respective quarter.

(2)        Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).

(3)        Calculated based on the information presented.

Principal Investment Strategies and Policies

The Funds have similar investment objectives, as shown below:

Investment Objectives
FEN	FEI	FPL	FIF	Acquiring Fund
FEN’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders.	FEI’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders.	FPL’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders.	FIF’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders.	The Acquiring Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders.

In furtherance of these investment objectives, the Acquiring Fund each Target Fund use the below principal investment strategies and policies.

Principal Investment Strategies and Policies

While certain of the principal investment strategies of the Target Fund and Acquiring Fund are similar, the investments of the Acquiring Fund could be substantially different from those of the Target Fund. Both Target Fund and Acquiring Fund are managed by the same investment advisor and sub-advisor.

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

FEN focuses on investing in publicly traded master limited partnerships (“MLPs”), related public entities in the energy sector and other energy companies, which EIP believes offer opportunities for income and growth.

Under normal market conditions:

•  FEN invests at least 85% of its Managed Assets in securities of energy companies and energy sector MLPs and energy sector MLP-related entities.

FEI focuses on investing in publicly traded MLPs, MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues.

FEI considers investments in “MLP-related entities” to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. FEI considers investments in the “energy sector”

FPL focuses on investing in publicly traded MLPs, MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues.

FPL considers investments in “MLP-related entities” to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. FPL considers investments in the

FIF seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, YieldCos, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas

Under normal market conditions, the Fund will pursue its investment objective by investing primarily in a portfolio of equity securities in the broader energy market (“Energy Companies”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and/or investments that provide exposure to Energy Companies.

Energy Companies include companies in the Global Industry Classification Standard (“GICS”) energy sector,

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

o FEN considers investments in “MLP-related entities” to include investments that offer economic exposure to publicly traded and private MLPs, securities of entities holding primarily general partner or managing member interests in MLPs and securities that are derivatives of interests in MLPs.

o FEN considers investments in the energy sector to include companies that derive more than a majority of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, natural gas liquids (“NGLs”) (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under the Global Industry Classification Standards developed to include companies that derive a majority of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor’s (“GICS”). The Fund considers investments in “energy utility” to include companies that derive a majority of their revenues or operating income from providing products, services or equipment for the generation, transmission, distribution or sale of electricity or gas and such other companies within the electric, gas, independent power and renewable electricity producers and multi-utilities industries as classified under GICS.

In the pursuit of its investment objective,

“energy sector” to include companies that derive a majority of their revenues or operating income from transporting, processing, storing, distributing, marketing, exploring, developing, managing or producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or from supplying energy-related products and services, or any such other companies within the energy sector as classified under the Global Industry Classification Standards developed by MSCI, Inc. and Standard & Poor’s (“GICS”). The Fund considers investments in “energy utility” to include companies that derive a majority of their revenues or operating income from providing products, services or equipment for the generation, transmission, distribution or sale of electricity or gas and such other companies within the electric, gas, independent power and renewable electricity producers and multi-utilities industries as classified under GICS.

In the pursuit of its investment objective,

and power generation industries (collectively, “Energy Infrastructure Companies”).

FIF:

•  Invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in securities of Energy Infrastructure Companies.

•  Invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and other equity interests in Energy Infrastructure Companies.

•  May directly invest up to 25% (or such higher amount as permitted by any future tax diversification rules) of its Managed Assets in equity securities of MLPs.

o This limit does not apply to securities issued by MLP affiliates, such as I-Shares or general partner interests or other entities that may own interests of MLPs, unless such indirect interests are attributed to FIF’s investment companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support (collectively, “energy-related activities”). Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from energy-related activities, all of which are selected by Energy Income Partners, LLC, the Fund’s investment sub-advisor (“Energy Income Partners” or the “Sub-Advisor”). These companies may include

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

by MSCI, Inc. and Standard & Poor’s (“GICS”).

o An “energy company” is one that derives its revenues from transporting, processing, storing, distributing or marketing natural gas, NGLs, crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy related products and services.

•  FEN may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies).

o The term “restricted securities” refers to securities that have not been registered under the Securities Act of 1933, or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

under normal market conditions:

•  FEI invests at least 85% of its Managed Assets (as defined below) in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utility companies that EIP believes offer opportunities for growth and income.

•  FEI may invest up to 20% of its Managed Assets in unregistered or otherwise restricted securities, including MLP common units, MLP subordinated units and securities of public and private energy sector and energy utility companies.

•  FEI may invest up to 20% of its Managed Assets in debt securities of MLPs, MLP-related entities and other energy sector and energy utility companies, including certain below investment grade securities.

•  FEI will not invest more than 15% of its Managed Assets in any single issuer.

•  FEI will not engage in short sales except to the extent the Fund under normal market conditions:

•  FPL invests at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP related entities and other energy sector and energy utility companies that EIP believes offer opportunities for growth and income.

•  FPL may invest up to 20% of its Managed Assets in unregistered or otherwise restricted securities, including MLP common units, MLP subordinated units and securities of public and private energy sector and energy utilities companies.

•  FPL may invest up to 20% of its Managed Assets in debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies, including certain below investment grade securities.

•  FPL will not invest more than 15% of its Managed Assets in any single issuer.

•  FPL will not engage in short sales, except in connection with the execution of its limitation under federal tax law.

•  May invest up to 15% of its Managed Assets in unregistered or otherwise restricted securities of Energy Infrastructure Companies.

o For the purpose of this limitation, “restricted securities” refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

•  Will not invest more than 15% of its Managed Assets in any single issuer.

•  Will not invest directly in commodities.

•  May write (or sell) covered call options on up to 35% of its Managed assets to generate additional income.

To the extent FIF enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires FIF to implement certain policies and procedures publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”) and MLP affiliates.

The Fund’s portfolio will be selected based upon the Sub-Advisor’s belief that a professionally managed portfolio of Energy Companies offers an attractive balance of income and growth through a combination of dividends and capital appreciation. The Sub-Advisor believes that rapid changes to the energy system driven by innovations like oil and gas completions technologies, renewable energy and energy storage as well as government policies relating to the energy system’s emissions, safety, reliability, resilience and national security have created a wider range of and more diversified opportunities in the energy sector than in the past.

In selecting the Acquiring Fund’s portfolio, EIP focuses primarily on a company’s yield, growth, and valuation. In evaluating yield, EIP seeks companies with stable cash flows and higher-than-average dividend payout ratios or companies with cyclical cash flows that

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

o The types of unregistered or otherwise restricted securities that FEN may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

•  FEN may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities.

•  FEN will not invest more than 15% of its Managed Assets in any single issuer.

•  FEN will not engage in short sales, except to the extent FEN engages in derivative investments to seek to hedge against interest rate risk in connection with FEN’s use of leverage or market risks associated with FEN’s portfolio.

•  FEN will not invest more than 30% of its Managed Assets in non-U.S. securities and may hedge the currency risk of the non-U.S. securities using derivative instruments.

engages in derivative investments to seek to hedge against interest rate risk in connection with FEI’s use of leverage or market risks associated with FEI’s portfolio.

•  FEI may invest up to 30% of its Managed Assets in non-U.S. securities and may hedge the currency risk of such non-U.S. securities using derivative instruments.

•  FEI may write (or sell) covered call options on up to 35% of its Managed Assets.

To the extent FEI enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires FEI to implement certain policies and procedures designed to manage its derivatives risks, dependent upon FEI’s level of exposure to derivative instruments.

Unless otherwise stated, all investment restrictions above apply at the time of purchase and FEI will not be required to reduce a position due solely to market value fluctuations.

“Managed Assets” means the average daily gross asset value of FEI covered call options strategy and except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with FPL’s use of leverage or market risks associated with the Fund’s portfolio.

•  FPL may invest up to 30% of its Managed Assets in non-U.S. securities and may hedge the currency risk of such non-U.S. securities.

•  FPL may write (or sell) covered call options on up to 35% of its Managed Assets.

To the extent FPL enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires FPL to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Unless otherwise stated, all investment restrictions above apply at the time of purchase and FPL will not be required to reduce a position due solely to market value fluctuations.

designed to manage its derivatives risks, dependent upon FIF’s level of exposure to derivative instruments.

Unless otherwise stated, all investment restrictions above apply at the time of purchase and FIF will not be required to reduce a position due solely to market value fluctuations.

MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus have lower and more sustainable dividend payout ratios. In evaluating growth, EIP focuses on increasing per share earnings and cash flow, with a belief that free cash flow can drive reinvestment or share repurchase, each of which can drive per share growth. Finally, in evaluating a company’s valuation, EIP seeks companies that have the potential to experience positive changes in value, where business restructuring, changes in management or asset mix, or changes in government policy may positively impact investor perception about a company’s future. Through the analysis described above, and use of rigorous investment research and analytical tools applied to stock selection and portfolio construction, EIP selects companies for the Acquiring Fund’s portfolio that it believes have the best potential to achieve the Acquiring Fund’s investment objective. The Acquiring Fund may invest in U.S. and non-U.S. companies, including depositary receipts and investments that are denominated in U.S. or non-U.S. currencies, with various market capitalizations.

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

•  FEN may write (or sell) covered call options on up to 35% of its Managed Assets.

To the extent FEN enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires FEN to implement certain policies and procedures designed to manage its derivatives risks, dependent upon FEN’s level of exposure to derivative instruments.

Unless otherwise stated, all investment restrictions above apply at the time of purchase and FEN will not be required to reduce a position due solely to market value fluctuations.

MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities.

(which includes assets attributable to FEI’s preferred shares of beneficial interest, if any, and the principal amount of any borrowings), minus the sum of FEI’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the preferred shares, if any, is not treated as a liability.

FEI’s non-fundamental investment policies may be changed by the Board of Trustees of FEI without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.

“Managed Assets” means the average daily gross asset value of FPL (which includes assets attributable to the Fund’s preferred shares of beneficial interest, if any, and the principal amount of any borrowings and issuance of notes), minus the sum of FPL’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings). For purposes of determining Managed Assets, the liquidation preference of the preferred shares, if any, is not treated as a liability.

FPL’s investment policies may be changed by the Board of Trustees of FPL without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.

common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, FIF will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.

The covered call options FIF may write (or sell) give the option holders the right, but not the obligation, to purchase a common stock at a specified price (the “strike price”) on one or more future dates (each, an “exercise date”). FIF writes call options only if they are “covered.” In the case of a call option on a common stock or other security, the option is “covered” if FIF owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash

As determined by EIP, the Fund will also enhance the Fund’s income paying capacity by selling call options on a portion of the value of the Fund. Income is received by an investor who sells an option contract to another party. The option strategy will consist of writing “covered calls” and writing calls on energy indexes and/or ETFs with a correlation to the equity securities held by the Fund. The covered call option portion of the strategy is “covered” because the Fund owns the equity security underlying the call option. When the Fund sells a covered call option, the Fund has the obligation to sell the equity security at a specified price (the “strike price”), or deliver a cash payment equal to any positive difference between the value of the equity security when the option is exercised and the strike price. In the event the equity security appreciates above the strike price and the purchaser exercises the written option, the Acquiring Fund as the writer (seller) of the call option will have to either sell the equity

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

Natural resource activities include the exploration, development, mining, production, processing, refining, transportation and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

FEN may, but is not required to, use various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. FEN currently writes (or sells) covered call options on its Managed Assets. Call options are contracts representing consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by EIP (in accordance with procedures established by the Board of Trustees of FIF) in such amount are segregated by FIF’s custodian) upon conversion or exchange of other securities held by FIF.

FIF may utilize hedging techniques such as interest rate swaps, caps, floors or collars or credit transactions and credit default swaps (or any combination thereof) to mitigate potential interest rate risk on a portion of its leverage instruments. Such interest rate and credit hedges are principally used to protect FIF against higher costs on FIF’s leverage instruments resulting from increases in short-term interest rates. FIF anticipates that the majority of FIF’s interest rate hedges will be interest rate swap contracts with financial institutions. FIF may also enter into currency exchange transactions to hedge FIF’s exposure to foreign currency exchange rate risk to the extent FIF invests in non-U.S. dollar denominated securities security at the strike price or pay the difference between the value of the equity security and the strike price (which loss is offset by the premium initially received). In the event the equity security declines in value, the call option may end up worthless and the Acquiring Fund as the writer (seller) of the call option retains the premium. In addition to writing covered calls on individual securities, the Acquiring Fund will also write calls on energy indexes and/or ETFs. When the Acquiring Fund sells a call option on an ETF, it may be required to acquire shares of the ETF in order to satisfy its obligation on the call option, which could result in additional costs to the Acquiring Fund.

By combining premiums collected from the sale of calls with the dividend income of the equity securities, the Acquiring Fund seeks to increase total income for investors while still participating in the growth potential from the price appreciation of the stocks held by the Acquiring Fund. The call options written by the Acquiring Fund

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). FEN will write call options only if they are “covered.” In the case of a call option on a common stock or other security, FEN considers an option to be “covered” if FEN owns the security underlying the call.

In addition to writing (selling) covered call options on its Managed Assets, FEN expects to continue to enter into interest rate swaps as a principal part of its investment strategy. In an interest rate swap, FEN exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). Interest rate swaps allow EIP to potentially manage the interest rate profile of FEN’s portfolio.

FEN may purchase and sell other derivative investments such as total return and equity swaps, exchange-listed and over-the-counter put and call options securities, energy-related commodities, equity, fixed income and interest rate indices, currencies, and other of nno-U.S. issuers. FIF’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a currency forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A currency forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set (or determined pursuant to parameters provided) at the time of the contract. Currency forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

FIF may, to a lesser extent, purchase and sell other derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed-income and interest rate indices and other financial instruments and purchase and sell financial futures will generally have expirations of between one month and three months. Generally, the Acquiring Fund will write (sell) covered call options on approximately 25-75% of the net asset value of the Acquiring Fund but maintains flexibility to increase this depending on the amount needed to maintain an attractive level of current distributions. The call options written by the Acquiring Fund will be typically written out-of-the-money, but the Acquiring Fund may also utilize at-the-money call options. An out-of-the-money call option has a strike price that is greater than the price of the equity security at the time the call option is sold. An at-the-money call option has a strike price that is approximately equal to the price of the equity security at the time the call option is sold. The Acquiring Fund’s strategy may involve frequently buying and selling portfolio securities. EIP may remove securities from the portfolio when such securities, in the opinion of EIP, are no longer appropriate for seeking to meet the Acquiring Fund’s investment objective.

The Acquiring Fund’s investments will be concentrated (i.e., invest more than 25% of Acquiring Fund assets) in any one industry or group of industries constituting the energy sector.

The Acquiring Fund is classified as “non-diversified” under the Investment Company Act of 1940.

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. FEN also may purchase derivative investments that combine features of these instruments. FEN generally seeks to use these instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for FEN’s portfolio, protect the value of FEN’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. For purposes of determining FEN’s compliance with the investment requirements relating to MLP and MLP-related entities, FEN values its hedging and strategic transactions based upon contracts and options thereon. FIF also may purchase derivative investments that combine features of these instruments.

“Managed Assets” means the average daily gross asset value of FIF (which includes assets attributable to FIF’s preferred shares of beneficial interest, if any, and the principal amount of any borrowings), minus the sum of FIF’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by FIF). For purposes of determining Managed Assets, the liquidation preference of the preferred shares is not treated as a liability.

FIF’s investment policies may be changed by the Board of Trustees of FIF without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

their respective current fair market values.

FEN may also enter into other strategic transactions to seek to manage the risks of FEN’s portfolio securities or for other purposes to the extent EIP determines that the use of strategic transactions is consistent with FEN’s investment objective and policies and applicable regulatory requirements. Certain of these strategic transactions may provide investment leverage to FEN’s portfolio.

“Managed Assets” means the average daily gross asset value of FEN (which includes assets attributable to FEN’s preferred shares of beneficial interest, if any, and the principal amount of any borrowings), minus the sum of FEN’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings or money incurred and the liquidation preference of any outstanding preferred shares).

FEN’s foregoing investment policies may be changed by the Board of Trustees of

FEN – Principal Investment Policies	FEI – Principal Investment Policies	FPL – Principal Investment Policies	FIF – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies
FEN without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.

A key difference between the Funds’ investment strategies is that the Acquiring Fund (like FIF) will limit its investments in MLPs to 25% or less of its portfolio in order to comply with tax diversification rules while FEN, FEI and FPL generally invest more than 25% of their portfolio in MLPs. The Target Funds additionally utilize leverage, which if utilized by the Acquiring Fund is done so to a much lesser degree.

Additional Information Regarding Principal Investment Strategies for the Acquiring Fund. The Acquiring Fund is a series of the ETF Trust and is regulated as an “investment company” under the 1940 Act. The Acquiring Fund is actively managed and does not seek to track the performance of an index. The Acquiring Fund’s investment objective to seek a high level of total return with an emphasis on current distributions paid to shareholders is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Acquiring Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this Proxy Statement/Prospectus and the SAI are non-fundamental and may be changed by the ETF Trust Board without shareholder approval. If there is a material change to the Acquiring Fund’s principal investment strategies, you should consider whether the Acquiring Fund remains an appropriate investment for you. There is no guarantee that the Acquiring Fund will achieve its investment objective.

While it is not expected that the Acquiring Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Acquiring Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional Information About the Acquiring Fund’s Strategy. Under normal market conditions, the Acquiring Fund will pursue its investment objective by investing primarily in a portfolio of equity securities in the broader energy market (“Energy Companies”). Under normal market conditions, the Acquiring Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and/or investments that provide exposure to Energy Companies.

Energy Companies include companies in the Global Industry Classification Standard (“GICS”) energy sector, companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least 50% of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium, hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support (collectively, “energy-related activities”). Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from energy-related activities, all of which are selected by EIP. These companies may include publicly-traded MLPs or limited liability companies taxed as partnerships and MLP affiliates.

The Acquiring Fund’s portfolio will be selected based upon EIP’s belief that a professionally managed portfolio of Energy Companies offers an attractive balance of income and growth through a combination of dividends and capital appreciation. EIP believes that rapid changes to the energy system driven by innovations like oil and gas completions technologies, renewable energy and energy storage as well as government policies relating to the energy system’s emissions, safety, reliability, resilience and national security have created a wider range of and more diversified opportunities in the energy sector than in the past.

In selecting the Acquiring Fund’s portfolio, EIP focuses primarily on a company’s yield, growth, and valuation. In evaluating yield, EIP seeks companies with stable cash flows and higher-than-average dividend payout ratios or companies with cyclical cash flows that have lower and more sustainable dividend payout ratios. In evaluating growth, EIP focuses on increasing per share earnings and cash flow, with a belief that free cash flow can drive reinvestment or share repurchase, each of which can drive per share growth. Finally, in evaluating a company’s valuation, EIP seeks companies that have the potential to experience positive changes in value, where business restructuring, changes in management or asset mix, or changes in government policy may positively impact investor perception about a company’s future. Through the analysis described above, and use of rigorous investment research and analytical tools applied to stock selection and portfolio construction, EIP selects companies for the Acquiring Fund’s portfolio that it believes have the best potential to achieve the Acquiring Fund’s investment objective. The Acquiring Fund may invest in U.S. and non-U.S. companies, including depositary receipts and investments that are denominated in U.S. or non-U.S. currencies, with various market capitalizations.

As determined by EIP, the Acquiring Fund will also enhance the Acquiring Fund’s income paying capacity by selling call options on a portion of the value of the Acquiring Fund. Income is received by an investor who sells an option contract to another party. The option strategy will consist of writing “covered” calls and writing calls on energy indexes and/or ETFs with a correlation to the equity securities held by the Acquiring Fund. The covered call option portion of the strategy is “covered” because the Acquiring Fund owns the equity security underlying the call option. When the Acquiring Fund sells a covered call option, the Acquiring Fund has the obligation to sell the equity security at a specified price (the “strike price”), or deliver a cash payment equal to any positive difference between the value of the equity security when the option is exercised and the strike price. In the event the equity security appreciates above the strike price and the purchaser exercises the written option, the Acquiring Fund as the writer (seller) of the call option will have to either sell the equity security at the strike price or pay the difference between the value of the equity security and the strike price (which loss is offset by the premium initially received). In the event the equity security declines in value, the call option may end up worthless and the Acquiring Fund as the writer (seller) of the call option retains the premium. When the Acquiring Fund sells a covered call option, the Acquiring Fund has the obligation to sell the equity security at a specified price (the “strike price”), or deliver a cash payment equal to any positive difference between the value of the equity security when the option is exercised and the strike price.

By combining premiums collected from the sale of calls with the dividend income of the equity securities, the Acquiring Fund seeks to increase total income for investors while still participating in the growth potential from the price appreciation of the stocks held by the Acquiring Fund. The call options written by the Acquiring Fund will generally have expirations of between one month and three months. Generally, the Acquiring Fund will write (sell) covered call options on approximately 25-75% of the net asset value of the Acquiring Fund but maintains flexibility to increase this depending on the amount needed to maintain an attractive level of current distributions. The call options written by the Acquiring Fund will be typically written out-of-the-money, but the Acquiring Fund may also utilize at-the-money call options. An out-of-the-money call option has a strike price that is approximately equal to the price of the equity security at the time the call option is sold. The Acquiring Fund’s strategy may involve frequently buying and selling portfolio securities. EIP may remove securities from the portfolio when such securities, in the opinion of EIP, are no longer appropriate for seeking to meet the Acquiring Fund’s investment objective.

The Acquiring Fund’s investments will be concentrated (i.e., invest more than 25% of Acquiring Fund assets) in any one industry or group of industries constituting the energy sector.

The Acquiring Fund is classified as “non-diversified” under the 1940 Act.

While it is not expected that the Acquiring Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Acquiring Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Principal Investments

The following table provides a comparison of the principal investments of the Target Funds and Acquiring Fund to aid in your evaluation of the Mergers.

Principal Investment	FEN	FEI	FPL	FIF	Acquiring Fund
Equity Securities	X	X	X	X	X
Master Limited Partnerships	X	X	X	X	X
Non-U.S. Investments	X	X	X	X	X
Options contracts	X	X	X	X	X
Restricted Securities	X	X	X	X
Debt Securities	X	X	X

Below are the principal investments that apply to one or more of the Target Funds and the Acquiring Fund. References below to the “Fund” apply to both the Target Funds and the Acquiring Fund.

Equity Securities. Equity securities include common stocks; preferred securities; warrants to purchase common stocks or preferred securities; securities convertible into common stocks or preferred securities; MLP units discussed below and other securities with equity characteristics.

Master Limited Partnerships. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP. MLPs may also be structured as limited liability companies with different corporate governance.

Non-U.S. Investments. The Fund may invest in U.S. dollar-denominated depositary receipts, U.S. dollar-denominated foreign securities and non-U.S. dollar-denominated foreign securities. The Fund’s investments may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Depository receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company.

The Fund may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of distributions on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Option Contracts. The Fund sells (writes) options contracts. An option represents a contract sold by one party (the option writer) to another party (the option holder). For an index call option, the buyer has the right to receive from the seller a cash payment at the option expiration date equal to any positive difference between the value of the index at the contract expiration and exercise price. For a call option on an equity security, the buyer has the right to purchase shares of the equity security at the strike price. The buyer of a call option makes a cash payment (premium) to the seller of the option upon entering into the option contract.

A call option on securities written by the Fund would obligate the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A call option is “covered” if the Fund owns the equity security underlying the call option. Writing covered call options may deprive the Fund of the opportunity to fully profit from an increase in the market price of the securities in its portfolio. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. A call option on an index or an ETF is “uncovered” when the Fund does not own the underlying security. In such case, the potential losses on uncovered call options are theoretically unlimited. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the securities index.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Below are the principal investments that apply to one or more of the Target Funds but not the Acquiring Fund. References below to the “Fund” apply to one or more of the Target Funds.

Restricted Securities. The Fund also expects to invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Debt Securities. The Fund may invest in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least “B-” by Standard & Poor’s Ratings Services (“S&P”) or “B3” by Moody’s Investors Service, Inc. (“Moody’s”) or a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined to be of comparable quality by the Sub-Advisor. If a security satisfies the Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, EIP will consider what action, including the sale of such security, is in the best interest of the Fund and its common shareholders. In light of the risks of below investment grade securities, EIP, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer’s management and regulatory matters.

Non-Principal Investments

Below are the non-principal investments of the Acquiring Fund:

Illiquid Investments. The Acquiring Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, that are deemed to be illiquid, and certain repurchase agreements.

Cash Equivalents and Short-Term Investments. Normally, the Acquiring Fund invests substantially all of its assets to meet its investment objective. The Acquiring Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Acquiring Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Acquiring Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Acquiring Fund may not be able to achieve its investment objective. The Acquiring Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Acquiring Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Non-Principal Risks

Below are the non-principal risks of the Acquiring Fund:

Leverage Risk from Borrowings. If the Acquiring Fund borrows money, it must pay interest and other fees, which may reduce the Acquiring Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Acquiring Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Acquiring Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Acquiring Fund’s asset coverage to less than the prescribed amount.

Dependence on Key Personnel Risk. The Sub-Advisor is dependent upon the experience and expertise of the Acquiring Fund’s portfolio managers in providing advisory services with respect to the Acquiring Fund’s investments. If the Sub-Advisor were to lose the services of the portfolio managers, its ability to service the Acquiring Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for a portfolio manager in the event of his or her death, resignation, retirement or inability to act on behalf of the Sub-Advisor.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, the Acquiring Fund fails to qualify as a regulated investment company under the applicable tax laws, the Acquiring Fund would be taxed as an ordinary corporation. In such circumstances, the Acquiring Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Issuer Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Acquiring Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Acquiring Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Acquiring Fund to lose value or may result in higher portfolio turnover if the Sub-Advisor determines to sell such a holding.

Fundamental Investment Policies

Each of the Target Funds and the Acquiring Fund are subject to the below fundamental investment policies. Each of the fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.

Fundamental Investment Policies
FEN	FEI	FPL	FIF	Acquiring Fund
The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by the investment restriction set forth below.	The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by the investment restriction set forth below.	The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by the investment restriction set forth below.	The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by the investment restriction set forth below.	The Fund may not issue senior securities, except as permitted under the 1940 Act.
The Fund may not borrow money, except as permitted by the 1940 Act.	The Fund may not borrow money, except as permitted by the 1940 Act, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order.	The Fund may not borrow money, except as permitted by the 1940 Act, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order.	The Fund may not borrow money, except as permitted by the 1940 Act.	The Fund may not borrow money, except as permitted under the 1940 Act.
The Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, in connection with the purchase and sale of portfolio securities.	The Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.	The Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	The Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

Fundamental Investment Policies
FEN	FEI	FPL	FIF	Acquiring Fund
The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Fundamental Investment Policies
FEN	FEI	FPL	FIF	Acquiring Fund
The Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.	The Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.	The Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.	The Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund's total assets.
The Fund concentrates its investments in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage.	The Fund may not concentrate (invest 25% or more of total assets) the Fund’s investments in any particular industry, except that the Fund will concentrate its assets in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage.	The Fund may not concentrate (invest 25% or more of total assets) the Fund’s investments in any particular industry, except that the Fund will concentrate its assets in the following group of industries that are part of the energy sector: transporting, processing, storing, distributing, marketing, exploring, developing, managing and producing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal and electricity, and supplying products and services in support of pipelines, power transmission, petroleum and natural gas production, transportation and storage.	The Fund may not concentrate (invest 25% or more of total assets) the Fund’s investments in any particular industry, except that the Fund will concentrate its assets in any of the group of industries constituting the energy infrastructure sector.	The Fund will not invest 25% or more of the value of its assets in securities of issuers in any one industry or group of industries, except that the Fund will concentrate its assets in securities of issuers in any one industry or group of industries constituting the energy infrastructure sector. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Management of the Funds

Trustees and Officers. The trustees of each Target Fund are the same as the trustees of the ETF Trust (of which the Acquiring Fund is a series). Each Target Fund has a classified board with three classes of members, with one class being elected per year for a three year term, while the Acquiring Fund does not have a classified board and no requirement to hold an annual meeting for the election of its members. The following individuals comprise the board of trustees of each Target Fund and the ETF Trust: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright. The board of trustees is responsible for the management of the Funds, including supervision of the duties performed by First Trust as an investment advisor to the Funds. In addition, the officers of each Target Fund are generally the same of those as the ETF Trust. See “Management of the Fund” in the SAI for additional information on the trustees and officers of the Acquiring Fund.

Investment Advisors and Portfolio Managers. First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to each Target Fund and the Acquiring Fund. In this capacity, First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the board of trustees of each Fund.

As of September 30, 2023, First Trust served as advisor or sub-advisor to four mutual fund portfolios, 10 ETFs consisting of 200 series and 14 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Acquiring Fund. As of September 30, 2023, First Trust collectively managed or supervised approximately $195.5 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts.

Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), serves as investment sub-advisor for each of the Target Funds and the Acquiring Fund. As the sub-advisor, EIP is responsible for the day-to-day investment management of each Fund. Following the Mergers, First Trust will continue in its capacity as the investment advisor of the Acquiring Fund and EIP will continue in its capacity as the investment sub-advisor of the Acquiring Fund.

EIP, located at 10 Wright Street, Westport, Connecticut 06880, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. Since its founding, EIP added an impact strategy targeting greenhouse gas emission reductions and an opportunistic strategy with a broader energy mandate. EIP manages or supervises approximately $4.9 billion of assets as of October 31, 2023.

The portfolio management team for each Target Fund consists of James J. Murchie, Eva Pao, and John K. Tysseland. Each will continue to serve as a portfolio manager of the Acquiring Fund.

James J. Murchie is a Co-Founder, Chief Executive Officer, Co-Portfolio Manager and Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA in history and anthropology from Rice University and received his MA from Harvard University.

Eva Pao is a Co-Founder, Co-Portfolio Manager and Principal of Energy Income Partners. She is a Co-founder of Energy Income Partners since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during Energy Income Partners’ affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao received her undergraduate degree at Rice University and received her MBA from Harvard Business School.

John K. Tysseland is a Co-Portfolio Manager and Principal of Energy Income Partners. Prior to joining Energy Income Partners, Mr. Tysseland worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oil field service industry and established the firm’s initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. Mr. Tysseland graduated from The University of Texas at Austin with a BA in economics.

Pursuant to the Investment Management Agreements between First Trust and each Target Fund, First Trust currently receives a monthly fee calculated at an annual rate of 1.00% of each Target Fund’s Managed Assets (which translated into 1.27% of net assets for the most recent fiscal year for FEN, 1.26% of net assets for the most recent fiscal year for FEI, 1.25% of net assets for the most recent fiscal year for FPL, and 1.25% of net assets for the most recent fiscal year for FIF). First Trust also provides fund reporting services to each Target Fund for a flat annual fee in the amount of $9,250 per Target Fund. Pursuant to the Investment Management Agreement between First Trust and the ETF Trust, on behalf of the Acquiring Fund, First Trust will be paid an annual unitary management fee starting at an annual rate of 1.10% of the Acquiring Fund’s average daily net assets, and will be responsible for the expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement with the ETF Trust as applicable to the Acquiring Fund, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. For services provided to each Target Fund, EIP is paid a monthly portfolio management fee calculated at an annual rate of 0.50% of the respective Target Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee. For services provided to the Acquiring Fund, EIP will be paid 50% of the of unitary management fee paid to First Trust, less the amount of expenses of the Acquiring Fund owed by EIP, which will be paid by First Trust out of its investment advisory fee.

ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS AND ACQUIRING FUND

Description of Massachusetts Business Trusts

Each Target Fund is a Massachusetts business trust and the ETF Trust, of which the Acquiring Fund is a series, is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds and ETFs. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each declaration of trust for the Target Fund and Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in its declaration of trust. Further, declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each declaration of trust for the Target Funds and Acquiring Fund contains such provisions.

Governing Documents

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents, consisting of its declaration of trust and by-laws. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Massachusetts law and each Fund’s governing documents. Since the Acquiring Fund is a series of the ETF Trust, the declaration of trust and by-laws are the governing documents of the ETF Trust, which are applicable to the Acquiring Fund. The below is a summary and comparison of some of the key provisions of the governing documents of the Funds. As the governing documents of FEI, FPL and FIF are virtually identical, the key provisions of those documents are presented together and these funds are referred to below as “the Fund”.

Governing Documents
Policy	FEN	FEI/FPL/FIF (“the Fund”)	Acquiring Fund
Shares

The beneficial interest in FEN is divided into such transferable shares of beneficial interests, par value $0.10 per shares, of such classes and of such designations and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees have the full power and authority to take such action with respect to the shares as the trustees may deem desirable..

The beneficial interest in the Fund is divided into such shares of beneficial interests, of such classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees shall have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

The beneficial interest in the ETF Trust is divided into such shares of beneficial interests, of such series or classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

Issuance of Shares	Under the declaration of trust for FEN, trustees shall have the power to issue shares, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable.

Under the declaration of trust for the Fund, shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable. The Fund has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

Under the declaration of trust for the ETF Trust, shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable. The ETF Trust has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

The trustees of the ETF Trust may determine to issue shares of any series or class only in lots of such aggregated number of shares as shall be determined by the trustees (i.e., Creation Units) and in connection with the issuance of Creation Units, to charge transaction fees or other fees as the trustees shall determine. The Trustees may, from time to time, in their sole discretion determine to alter the number of shares constituting a Creation Unit.

Governing Documents
Policy	FEN	FEI/FPL/FIF (“the Fund”)	Acquiring Fund
Series and Classes of Shares

The declaration of trust for FEN provides that FEN shall initially consist of one class of an unlimited number of common shares. The trustees are given broad authority to authorize the division of shares of FEN into additional classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time.

Preferred shares may be issued by FEN from time to time in one or more classes or series with distinctive designations and defined rights.

The division of shares into one or more classes, including any preferred shares, shall be authorized by the vote of a majority of the trustees, or by a committee thereof and shall be evidenced by a written statement setting forth the establishment and designation and the relative rights and preferences.

The declaration of trust for the Fund provides that the Fund shall initially consist of one class of an unlimited number of common shares. The trustees are given broad authority to authorize the division of shares of the Fund into additional classes, which may be further divided into series or sub-classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class and any series or sub-class thereof shall be established and designated by the Trustees and may be modified by the Trustees from time to time.

Preferred shares may be issued by the Fund from time to time in one or more series or sub-classes with distinctive designations and defined rights.

The division of shares into one or more classes, including any preferred shares, shall be authorized by the vote of a majority of the trustees, or by a committee thereof specifically authorized, and shall be evidenced by a written statement setting forth the establishment and designation and the relative rights and preferences.

The Acquiring Fund is a series of the ETF Trust. The trustees may from time to time authorize additional series of the ETF Trust. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series of the ETF Trust shall be established and designated by the trustees of the ETF Trust, and may be modified by the trustees from time to time subject to certain limitations under the declaration of trust for the ETF Trust.

The trustees may authorize the division of any shares of the ETF trust, or of any series thereunder, into classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class shall be established and designated by the trustees and may be modified by the trustees. All shares of a class of a series of the ETF Trust shall be identical with each other and with the shares of each other class of the same series, except for such variations between the classes as may be authorized by the trustees from time to time and not inconsistent with the 1940 Act.

The establishment and designation of any series or class of shares shall be effectuated by a majority of the trustees of the ETF Trust.

Governing Documents
Policy	FEN	FEI/FPL/FIF (“the Fund”)	Acquiring Fund
Shareholder Voting

The declaration of trust for FEN limits shareholder voting to certain enumerated matters.

Under FEN’s declaration of trust, shareholders only have the right to vote on the following matters: (i) the election and removal of Trustees as further described below; (ii) any investment management contract on which a shareholder vote is required under the 1940 Act; (iii) the termination of FEN except when authorized by the Trustees; (iv) certain amendments to the Declaration of Trust, as described below, (v) any merger, consolidation or sale of assets as further described below, (vi) any conversion of FEN to an open-end company; (vii) to the same extent as a stockholder in a Massachusetts business corporation as to whether or not a court action or claim should be be brought or maintained derivatively or as a class action on behalf of FEN; and (viii) on such additional matters relating to FEN as may be required by the declaration, the by-laws, or any other law, or submitted by the Trustees for shareholder approval.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which requires a plurality, of votes cast, except in the case of a contested election, in which case a majority of outstanding shares entitled to vote is required, and , except as may otherwise be required by applicable law, any provision of the declaration, or the By-Laws.

The Declaration of Trust requires the affirmative vote of two-thirds of FEN’s voting power on certain actions, such as the conversion of FEN to an open-end company, or the merger, consolidation, or sale of assets of FEN, unless the action has been approved by two-thirds of the trustees, in which case the vote of the lesser of (i) 67% or more of the shares of FEN present at a meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of FEN’s outstanding shares (a “Majority Shareholder Vote”), is required.

The declaration of trust for the Fund limits shareholder voting to certain enumerated matters.

Under the Fund’s declaration of trust, shareholders only have the right to vote on the following matters: (i) the election and removal of Trustees as further described below; (ii) a sale of assets, merger or reorganization when required by applicable law or otherwise determined by the Trustees (iii) the conversion of the Fund into an “open-end company” and (iv) such additional matters relating to the Fund as may be required by law, the declaration or as the trustees may consider and determine necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which requires a plurality, of votes cast, except in the case of a contested election, in which case a majority of the outstanding shares entitled to vote is required, and except as may otherwise be required by applicable law, any provision of the declaration, or the By-Laws.

The Declaration of Trust requires the affirmative vote of two-thirds of the Fund’s voting power on certain actions, such as the conversion of the Fund to an open-end company, or the merger, consolidation, or sale of assets of the Fund that under applicable law requires a vote of shareholders, unless the action has been approved by two-thirds of the trustees, in which case the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Fund (a “Majority Shareholder Vote”), is required.

The declaration of trust for the ETF Trust limits shareholder voting to certain enumerated matters.

Under the ETF Trust’s declaration of trust, shareholders of the Acquiring Fund only have the right to vote on the following matters: (i) the election or removal of Trustees as further described below and (ii) such additional matters relating to the Acquiring Fund as may be required by law or as the trustees may consider and determine necessary or desirable.

Shareholders take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which requires a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may otherwise be required by applicable law, any provision of the declaration or a designation of series, or the By-Laws.

Under the 1940 Act, certain actions, including approval of certain investment management contracts or amendments thereto, approval of certain mergers, consolidations or sale of assets, the election of trustees under certain circumstances and changes in fundamental investment policies, also require shareholder approval by a Majority Shareholder vote (except for the election of trustees).

Governing Documents
Policy	FEN	FEI/FPL/FIF (“the Fund”)	Acquiring Fund
Quorum	The By-Laws of FEN provide that the holders of shares representing thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum, subject to certain exceptions.	The By-Laws of the Fund provide that the holders of shares representing thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum, subject to certain exceptions.	The By-Laws of the ETF Trust provide that the holders of outstanding shares representing thirty-three and a third precent (33-1/3%) of the voting power of the outstanding shares of the Acquiring Fund entitled to vote present in person or by proxy shall constitute a quorum at any meeting of shareholders, subject to certain exceptions.
Shareholder Meetings

Meetings of shareholders of FEN may be called and held from time to time as the trustees of the Target Fund find to be necessary or desirable.

The By-Laws of FEN provide that meetings of shareholders may be called by the Chairman of the Target Board, the President, or by at least sixty-six and two-thirds percent (66-2/3%) of the trustees, and shall be called by any trustee upon the written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders representing not less than fifty percent (50%) of the outstanding shares entitled to vote on the matter specified in the written request. Any shareholders requesting a special meeting are required to send the request to the secretary and set forth certain required information in order to be determined to be properly submitted.

Notwithstanding the foregoing, regular meetings of shareholders for the election of trustees of FEN and the transaction of such other business as may properly come before the meeting shall be held so long as shares are listed for trading on the NYSE American or any exchange or market that has such requirement. Such regular meetings shall be held each year in accordance with the rules, regulations and interpretations of the applicable exchange. Any meeting initially called to be held in a given calendar or fiscal year shall be deemed to be an annual meeting for that calendar or fiscal year, if so designated by the trustees, even if the actual date of the meeting is in a subsequent calendar or fiscal year due to postponements, adjournments, delays or other similar events or circumstances.

Meetings of shareholders of the Fund may be called and held from time to time as the trustees of the Fund find to be necessary or desirable.

The By-Laws of the Fund provide that meetings of shareholders may be called by the Chairman of the Target Board, the President, or by at least sixty-six and two-thirds percent (66-2/3%) of the trustees, and shall be called by any trustee upon the written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders representing not less than fifty percent (50%) of the outstanding shares entitled to vote on the matter specified in the written request. Any shareholders requesting a special meeting are required to send the request to the secretary and set forth certain required information in order to be determined to be properly submitted.

Notwithstanding the foregoing, regular meetings of shareholders for the election of trustees of the Fund and the transaction of such other business as may properly come before the meeting shall be held so long as shares are listed for trading on the NYSE or any exchange or market that has such requirement. Such regular meetings shall be held each year in accordance with the rules, regulations and interpretations of the applicable exchange. Any meeting initially called to be held in a given calendar or fiscal year shall be deemed to be an annual meeting for that calendar or fiscal year, if so designated by the trustees, even if the actual date of the meeting is in a subsequent calendar or fiscal year due to postponements, adjournments, delays or other similar events or circumstances.

Meetings of shareholders of the Acquiring Fund may be called and held from time to time as the trustees of the ETF Trust find to be necessary or desirable.

The By-Laws of the ETF Trust provide that there shall be no annual meetings of shareholders except as required by law. (NYSE Arca does not require ETFs to hold annual meetings). A meeting of the shareholders of the Acquiring Fund may be called by the secretary of the ETF Trust upon the order of the trustees upon the written request of shareholders holding shares representing in aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in the notice.

Two additional requirements must be met in order to call a meeting of shareholders of the Acquiring Fund: (i) the request shall state the purposes of the meeting and the matters proposed to be acted upon; and (ii) the shareholders requesting the meeting shall have paid the Acquiring Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

Governing Documents
Policy	FEN	FEI/FPL/FIF (“the Fund”)	Acquiring Fund
Election and Removal of Trustees

The declaration of FEN provides that each trustee shall be appointed or elected shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor is elected and qualified. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are classified into three classes, with one class being elected per year for a three year term.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present, except in the cases of a contested election pursuant to the By-Laws. In the case of a contested election (wherein any election of trustees in which the number of persons nominated for election as trustee in accordance with the By-Laws exceeds the number of trustees to be elected, with the determination that any election is a contested election to be made by the Target Board or a duly authorized officer of FEN to be made prior to the time FEN mails its initial proxy statement), the trustees shall be elected by a majority of the outstanding shares of FEN entitled to vote thereon.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of FEN (except that any trustee elected or appointed with respect to a particular class of shares may be removed only by the action of at least two-thirds (2/3) of the voting power of the outstanding shares of that class); or (ii) by action of at least two-thirds (2/3) of the remaining trustees.

The declaration of the Fund provides that each trustee shall be appointed or elected for such term as shall be determined in accordance with the By-Laws. A trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are classified into three classes, with one class being elected per year for a three year term.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present, except in the cases of a contested election pursuant to the By-Laws. In the case of a contested election (wherein any election of trustees in which the number of persons nominated for election as trustee in accordance with the By-Laws exceeds the number of trustees to be elected, with the determination that any election is a contested election to be made by the Target Board or a duly authorized officer of the Fund to be made prior to the time the Fund mails its initial proxy statement), the trustees shall be elected by a majority of the outstanding shares of the Fund entitled to vote thereon.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the Fund (except that any trustee elected or appointed with respect to a particular class of shares may be removed only by the action of at least two-thirds (2/3) of the voting power of the outstanding shares of that class); or (ii) by action of at least two-thirds (2/3) of the remaining trustees.

The declaration of the ETF Trust provides that a trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee. As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the ETF Trust; or (ii) by action of at least two-thirds (2/3) of the remaining trustees.

Governing Documents
Policy	FEN	FEI/FPL/FIF (“the Fund”)	Acquiring Fund
Amendments to the Governing Documents

The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, (a) with the exception of amendments to the shareholder voting provisions, or as may be required by law or by the Trustees, which amendments require a Majority Shareholder vote, provided that the vote of the holders of two-thirds (2/3) of the shares outstanding and entitled to vote is required for the amendment of certain sections of the declaration, and (b) no amendment may be made to ) to any provision of the declaration adversely affecting the rights of certain persons to indemnification.

The By-Laws may be amended by the vote of two-thirds of the Trustees, and shareholders have no authority to amend the By-Laws.

The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, with the exception of amendments to the provisions regarding trustees, which requires the vote of two-thirds of the trustees then in office and the amendment to any provision of the declaration adversely affecting the rights of certain persons to indemnification for any act or omission of such person that occurred or is alleged to have occurred prior, to the time of such amendment.

The By-Laws may be amended by the vote of two-thirds of the Trustees, and shareholders have no authority to amend the By-Laws.

The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, with the exception of amendments to the provisions regarding trustees, which requires the vote of two-thirds of the trustees then in office and the amendment to any provision of the declaration adversely affecting the rights of certain persons to indemnification for any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment.
Merger, Consolidation or Sale of Assets	FEN may merge or consolidate with, or sell all of its assets to, any other corporation, association, trust or other organization, including a series or class of such other organization when authorized by the affirmative vote of not less than two-thirds of the shares outstanding, provided that if the transaction has been approved by the affirmative vote of two-thirds of the trustees, then a Majority Shareholder Vote is required to approve the transaction. A merger, consolidation or sale of assets to a non-operating entity may be authorized by the trustees without a shareholder vote.	The Fund may merge or consolidate with, or sell all of its assets to, any other corporation, association, trust or other organization, including a series or class of such other organization under terms and conditions as may be authorized by the trustees, provided that when shareholder approval is required by applicable law, such transaction requires approval of by the affirmative vote of not less than two-thirds of the shares outstanding, provided that if the transaction has been approved by the affirmative vote of two-thirds of the trustees, then a Majority Shareholder Vote is required to approve the transaction.	The trustees of the ETF Trust may authorize the Trust or any series or any class to merge, consolidate with or sell, lease or dispose of all or substantially of its property to, any one or more business trusts, corporations of other business entities or series or classes thereof, including another series or class of the Trust, as the trustees may determine and the Trust or a series may pursue its investment program through one or more subsidiary vehicles or operate in a master-feeder to fund of funds structure.

Governing Documents
Policy	FEN	FEI/FPL/FIF (“the Fund”)	Acquiring Fund
Forum Selection	The declaration of trust does not provide for a forum selection. The By-Laws provide that certain actions commenced by a shareholder of FEN shall be brought only in certain federal or state courts in the Commonwealth of Massachusetts.	The declaration of trust provides that any action commenced by a shareholder of the Fund shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in such court only in a court of competent jurisdiction within the state of Illinois.	The declaration of trust provides that certain actions commenced by a shareholder of the Acquiring Fund shall be brought only in certain federal or state courts in the Commonwealth of Massachusetts.
Preemptive Rights	The shares of FEN do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.	The shares of the Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.	The shares of the Acquiring Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.

Target Fund and Acquiring Fund Service Providers

Target Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for each Target Fund.

The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, acts as the administrator, fund accountant and custodian to each Target Fund.

Computershare, Inc., P.O. Box 505000, Louisville, KY 40233, acts as the Transfer Agent for each Target Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to each Target Fund.

Acquiring Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Acquiring Fund.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Acquiring Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to the Acquiring Fund.

First Trust serves as the fund reporting agent for the Acquiring Fund.

Federal Tax Matters Associated with an Investment in the Acquiring Fund

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Acquiring Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a “regulated investment company” (a “RIC”) under the federal tax laws. If the Acquiring Fund qualifies as a RIC and distributes its income as required by the tax law, the Acquiring Fund generally will not pay federal income taxes.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Acquiring Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund's dividend yield or total return of an investment in Acquiring Fund Shares. The tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Acquiring Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. Because the Acquiring Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Acquiring Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Acquiring Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Acquiring Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

How to Buy and Sell Acquiring Fund Shares

Most investors buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the NYSE Arca. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Acquiring Fund Shares. Share prices are reported in dollars and cents per share.

Under normal circumstances, the Acquiring Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the agreement between the authorized participant and the Acquiring Fund’s distributor. However, the Acquiring Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Acquiring Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Acquiring Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Acquiring Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant. For purposes of the 1940 Act, the Acquiring Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.

Book Entry. Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Acquiring Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

Share Trading Prices. The trading price of shares of the Acquiring Fund on the secondary market is based on market price and may differ from the Acquiring Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Frequent Purchases and Redemptions of the Acquiring Fund’s Shares. The Acquiring Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the ETF Trust Board evaluated the risks of market timing activities by the Acquiring Fund’s shareholders. The ETF Trust Board considered that the Acquiring Fund’s shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Acquiring Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Acquiring Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Acquiring Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Acquiring Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the ETF Trust Board noted that such trades could result in dilution to the Acquiring Fund and increased transaction costs, which could negatively impact the Acquiring Fund’s ability to achieve its investment objective. However, the ETF Trust Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Acquiring Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Acquiring Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Acquiring Fund.

Distribution Plan of the Acquiring Fund

First Trust Portfolios L.P. serves as the distributor of Creation Units for the Acquiring Fund on an agency basis. FTP does not maintain a secondary market in shares.

The ETF Trust Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees for at least two years after when the Fund’s registration statement has gone effective. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Other Information–Continuous Offering of the Acquiring Fund

The Acquiring Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Acquiring Fund Shares (each such group of such specified number of individual Acquiring Fund Shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Acquiring Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Acquiring Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available from the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

Net Asset Value–Acquiring Fund

The Acquiring Fund’s net asset value (“NAV”) is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. If the NYSE closes early on a valuation day, the Acquiring Fund’s NAV will be determined as of that time. The Acquiring Fund’s NAV is calculated by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Acquiring Fund, generally rounded to the nearest cent.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees.

Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the ETF Trust Board has designated First Trust as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Acquiring Fund, subject to the ETF Trust Board’s oversight. First Trust has established a pricing committee (the “Pricing Committee”) to assist in the administration of the duties of the Valuation Designee. The Valuation Designee has adopted valuation procedures for the First Trust Funds (the “Valuation Procedures”), a brief summary of which is set forth below.

The Pricing Committee has identified certain portfolio investments that are routinely categorized as having a readily available market quotation. The market value of an investment with a readily available market quotation is typically determined on the basis of official closing prices or last reported sale prices or equivalent price, although this can vary based on investment type and/or the availability of such prices.

The Pricing Committee has also identified certain portfolio investments that are routinely categorized as fair valued investments. In general, for such investments, the Acquiring Fund’s accounting agent will obtain all pricing data for use in valuing such investments from a pricing service provider approved by the Pricing Committee (each, a “Pricing Service Provider”), subject to the oversight of the Pricing Committee. Pricing Service Providers typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, Pricing Service Providers may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, a Pricing Service Provider may consider information about an instrument’s issuer or market activity. Pricing Service Provider valuations of non-exchange-traded instruments generally represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. Certain exchange-traded options, such as FLEX Options, are typically valued using a model-based price provided by a Pricing Service Provider.

Portfolio investments trading on foreign exchanges or over-the-counter markets that close prior to the close of the NYSE may be fair valued using a systematic fair valuation model provided by a Pricing Service Provider. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of certain foreign markets.

If no price is available from a Pricing Service Provider or if the Pricing Committee has reason to question the accuracy or the reliability of a price supplied for a portfolio investment or the use of amortized cost, the Pricing Committee will determine the fair value of such portfolio investment in a manner that it believes most appropriately reflects the fair value of the portfolio investment on the valuation date (a “Special Fair Value Pricing Situation”). In a Special Fair Value Pricing Situation, the Pricing Committee will determine a fair value price subject to the process outlined in the Valuation Procedures and based on a consideration of all available information to the Pricing Committee at the time of the determination.

Additionally, for foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Acquiring Fund’s portfolio and the time the Acquiring Fund’s NAV is determined that calls into doubt whether that earlier market quotation represents fair value at the time the Acquiring Fund’s NAV is determined, the Pricing Committee will determine the fair valuation as set forth in the Valuation Procedures.

Fair value represents a good faith approximation of the value of a portfolio investment and is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations, if any, and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. While the Valuation Procedures and Valuation Designee’s processes are intended to result in the Acquiring Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a Pricing Service Provider. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

Premium/Discount Information Regarding the Acquiring Fund

Information showing the number of days the market price of the Acquiring Fund’s shares was greater (at a premium) and less (at a discount) than the Acquiring Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Acquiring Fund, if shorter), will be available at https://www.ftportfolios.com/Retail/etf/home.aspx.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of each Target Fund on or about [                   ], 2024. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact EQ Fund Solutions LLC, proxy solicitor for the Target Fund, at (877) 631-7964.

Shareholders of record of each Target Fund as of the close of business on October 23, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Target Board requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the applicable Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the applicable Proposal by filing with the Secretary of the applicable Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

EQ Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Funds. As the date of the Meeting approaches, certain shareholders of a Target Fund may receive a telephone call from a representative of EQ Fund Solutions LLC if their votes have not yet been received. Authorization to permit EQ Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Target Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of EQ Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ Fund Solutions LLC, then the representative has the responsibility to explain the process, read the applicable Proposal on the proxy card, and ask for the shareholder’s instructions on the applicable Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call EQ Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of each Target Fund, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the applicable Target Fund entitled to vote at the Meeting.

Whether or not a quorum is present with respect to a Target Fund, the Chairman of the Meeting may adjourn the Meeting with respect to a Fund from time to time to permit additional solicitation for the Meeting. Upon the motion of the Chairman of the Meeting, the question of adjournment may be submitted to a vote of the applicable Target Fund’s shareholders, in which case, the holders of a majority of the shares of such Target Fund voted in person or by proxy would be required for the adjournment.

Broker-dealer firms holding shares of a Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable Proposal. Pursuant to NYSE Rule 452 and other similar rules applicable to broker-dealers, broker-dealers that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions generally may not be permitted to deliver uninstructed shares (broker non-votes) and may not vote such customer’s shares on the Proposal(s) being considered at the Meeting.

The affirmative “vote of a majority of the outstanding voting securities” of the applicable Target Fund is required to approve the applicable Proposal as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of a Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of a Proposal. The Target Funds do not expect to receive any broker non-votes in connection with the Proposals and, regardless, broker non-votes will not be counted for purposes of determining quorum at the Meeting or the votes in regard to the Proposals.

Proxy solicitations will be made, beginning on or about [                      ], 2024, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Target Fund, as applicable; (ii) EQ Fund Solutions LLC, the Target Funds’ proxy solicitor that will provide proxy solicitation services in connection with the Proposals set forth herein; (iii) First Trust Advisors L.P., the investment advisor of the Target Funds and the Acquiring Fund; (iv) EIP, the investment sub-advisor of the Target Funds and the Acquiring Fund; (v) Computershare, Inc., the transfer agent of the Target Funds; or (vi) any affiliates of those entities.

The direct expenses associated with the preparation of the Proposals and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by the Target Funds. It is estimated that the amount of direct expenses to be incurred will be approximately $2,585,890.

As of the Record Date, 19,460,575 shares of FEN were outstanding, 45,227,961 shares of FEI were outstanding, 23,447,654 shares of FPL were outstanding, and 15,665,360 shares of FIF were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of the applicable Target Fund the shareholder owns.

Share Ownership of the Target Funds and the Acquiring Fund

Based on (i) securities position listing reports and (ii) information obtained from Schedule 13D and Schedule 13G statements (and amendments thereto) available on SEC’s EDGAR website, the following table provides information regarding persons who owned beneficially or of record 5% or more of shares of each Target Fund as of October 23, 2023. Neither, First Trust, EIP, nor the Target Funds have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 13G statements.

FEN
Name and Address	Number of Shares Owned(1)	Percentage of Ownership(1)
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	2,911,314	14.96%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	2,692,437	13.84%
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, Maryland 21231	1,823,153	9.37%
American Enterprise Investment Services Inc. 901 3RD Avenue South Minneapolis, Minnesota 55474	1,180,912	6.07%
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	1,144,703	5.88%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	1,135,075	5.83%
Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue, 19th Floor Milwaukee, Wisconsin 53202	978,903	5.03%
(1) This information is based solely on securities position listing reports and the information provided on such shareholder’s filings with the SEC and First Trust. FEN disclaims any responsibility as to the accuracy of such information.

FEI
Name and Address	Number of Shares Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC(2) 1300 Thames St 6th Floor Baltimore, Maryland 21231	12,924,492	28.58%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	4,864,932	10.76%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	3,769,027	8.33%
Saba Capital Management, L.P.(3) 405 Lexington Avenue, 58th Floor New York, New York 10174	3,386,641	7.49%
TD Prime Services LLC One Vanderbilt Avenue New York, New York 10017	2,982,255	6.59%

(1)       This information is based solely on securities position listing reports and the information provided on such shareholder’s filings with the SEC and First Trust. FEI disclaims any responsibility as to the accuracy of such information.

(2)       Information is based on a securities position listing report as of the Record Date. In addition, on February 9, 2023, Morgan Stanley Smith Barney LLC, 1585 Broadway, New York, NY 10036, filed Schedule 13G with the SEC. In such filing, Morgan Stanley Smith Barney LLC reported (i) beneficial ownership of 4,549,242 Shares, representing 10.1% of outstanding Shares; (ii) shared dispositive power over such Shares; and (iii) sole voting power, shared voting power and sole dispositive power over 0 Shares.

(3)       Information is according to Schedule 13D/A filed with the SEC on September 5, 2023.

FPL
Name and Address	Number of Shares Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, Maryland 21231	3,937,561	16.79%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	3,012,808	12.85%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	2,877,515	12.27%
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	2,252,216	9.61%
Saba Capital Management, L.P.(2) 405 Lexington Avenue, 58th Floor New York, New York 10174	1,965,760	8.38%
TD Prime Services LLC One Vanderbilt Avenue New York, New York 10017	1,965,609	8.38%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	1,340,233	5.72%

(1) This information is based solely on securities position listing reports and the information provided on such shareholder’s filings with the SEC and First Trust. FPL disclaims any responsibility as to the accuracy of such information.

(2)       Information is according to Schedule 13D/A filed with the SEC on September 27, 2023.

FIF
Name and Address	Number of Shares Owned(1)	Percentage of Ownership(1)
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	3,058,511	19.52%
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, Maryland 21231	2,159,312	13.78%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	1,695,891	10.83%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	1,023,021	6.53%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	978,206	6.24%
Saba Capital Management, L.P.(2) 405 Lexington Avenue, 58th Floor New York, New York 10174	969,936	6.18%
TD Prime Services LLC One Vanderbilt Avenue New York, New York 10017	935,708	5.97%
UBS Financial Services Inc. 1000 Harbor Blvd Weehawken, New Jersey 07086	848,716	5.42%

(1)       This information is based solely on securities position listing reports and the information provided on such shareholder’s filings with the SEC and First Trust. FIF disclaims any responsibility as to the accuracy of such information.

(2)       Information is according to Schedule 13D/A filed with the SEC on April 12, 2023.

As of November 30, 2023, the trustees and officers of each Target Fund beneficially owned shares of the applicable Target Fund in an aggregate amount less than 1% of such Target Fund’s outstanding shares.

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued.

Shareholder Proposals

In order to nominate persons to the Target Board, or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must comply with any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the requirements of the applicable Target Fund’s By-Laws. Each Target Fund’s By-Laws provide, among other requirements, that a proposing shareholder be entitled to vote on the proposal and that timely written notice which includes the information required by the By-Laws must be provided to the Secretary of the applicable Target Fund. In order to be considered timely, unless a greater or lesser period is required under applicable law, the shareholder notice must be delivered to or mailed and received at the applicable Target Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the applicable Target Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Timely submission of a proposal does not mean that such proposal will be included in applicable Target Fund’s proxy statement. Each Target Fund’s proxy materials were mailed to shareholders on or about March 14, 2023, and the annual meeting of the Target Funds was held on April 17, 2023. Shareholders should consult each Target Fund’s By-Laws, available at https://www.sec.gov/Archives/edgar/data/1589420/000144554623004077/ex_3.htm, for more information about the requirements for shareholder proposals.

To be considered for presentation at the Target Funds’ 2024 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act, must have been received at the offices of the Target Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, no later than November 15, 2023. However, if the Mergers are approved, the Target Funds will be dissolved and will no longer hold annual meetings of shareholders.

As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders.

Shareholder Communications

Target Fund shareholders who would like to communicate with the Target Board or any individual trustee should write to the attention of Scott Jardine, Secretary of each Target Fund, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that you are a shareholder of one of the Target Funds. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the lead independent trustee and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for FEN and FIF is November 30. The fiscal year end for FEI and FPL is October 31. The fiscal year end for the Acquiring Fund is November 30.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Fund and, if the Mergers are not consummated, to shareholders of the Target Funds, will be sent following the applicable Fund’s next fiscal year end. The Target Funds will furnish, without charge, a copy of their annual reports and/or semi-annual reports as available upon request. Such written or oral requests should be directed to the applicable Target Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 20, 2024

The Proxy Statement/Prospectus is available at https://www.ftportfolios.com/LoadContent/gohdcqj3gy4o. For more information, shareholders of each Target Fund may also contact the applicable Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of each Target Fund who share an address, unless such Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of each Target Fund entitled to be present and to vote at the Meeting will be available at the offices of First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the applicable Target Fund during regular business hours beginning two days after the date of the Notice of Joint Special Meeting of Shareholders included with this Proxy Statement/Prospectus and continuing through the Meeting.

The Meeting, with respect to one or more Funds, whether a quorum is present or not with respect to such Fund or Funds, may be adjourned from time to time by the Chairman of the meeting or by vote of the majority of the shares of such Fund or Funds represented at the Meeting, either in person or by proxy, to permit further solicitation of proxies.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting. However, should any other matter requiring a vote of shareholders properly come before the Meeting in accordance with a Target Fund’s By-Laws, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the applicable Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call EQ Fund Solutions LLC at (877) 361-7964 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [           ] day of [              ], [2024] by and among First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), on behalf of its series, FT Energy Income Partners Enhanced Income ETF (the “Acquiring Fund”), First Trust [                ] Fund, a Massachusetts business trust (the “Target Fund”), and [                           ], a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”). The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shares of the Target Fund will be converted into newly issued common shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, the Acquiring Fund is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Target Fund is a closed-end management investment company registered under the 1940 Act; and

WHEREAS, the Merger Sub currently has no assets and has carried on no business activities prior to the date first shown above and will have de minimis assets and will carry on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1 MERGER. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by Massachusetts law.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i) Each common share of beneficial interest of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and

(ii) The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b) The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c) At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d) The Acquiring Fund will distribute (either directly or through an agent) Acquiring Fund Shares to shareholders of the Target Fund (collectively, “Target Fund Shareholders”) upon the conversion of their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time (as defined in Section 2.1). Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e) Upon the terms and subject to the conditions of this Agreement, each of the Target Fund and the Merger Sub shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with Massachusetts law. The Merger shall become effective at such time as the Certificate of Merger is duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Fund shall agree and specify in the Certificate of Merger (the “Effective Time”).

(f) If requested by the Acquiring Fund, the Target Fund agrees, prior to the Closing Date (as defined in Section 3.1), to dispose of assets that do not conform to the Acquiring Fund’s investment objectives, policies and restrictions. In addition, if it is determined that the Target Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in Section 3.1). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of the Target Fund (the “Target Fund Board”) or First Trust Advisors L.P. (“First Trust Advisors”), the investment adviser to the Target Fund, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2 DISSOLUTION, LIQUIDATION AND TERMINATION. As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of the Acquiring Fund’s interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3 INITIAL SHAREHOLDER APPROVALS. Prior to the Effective Time, First Trust Advisors and/or its affiliate will acquire one or more Acquiring Fund Shares at the net asset value set forth in Section 2.2 and, as the initial shareholder(s) of the Acquiring Fund, will (a) approve the advisory agreement with First Trust Advisors with respect to the Acquiring Fund, in the form described in the Registration Statement (as defined in Section 5.6); (b) approve the sub-advisory agreement between First Trust Advisors and Energy Income Partners, LLC, in the form described in the Registration Statement; and (c) approve any other matter for which shareholder approval may be required.

1.4 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.5 REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any national securities exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.6 BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1 VALUATION OF TARGET FUND SHARES. The net asset value per Target Fund Share shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Board of Trustees of the Trust (the “Trust Board”)).

2.2 VALUATION OF ACQUIRING FUND SHARES. The net asset value per Acquiring Fund Share shall be the net asset value computed as of the Valuation Time, using the valuation procedures of the First Trust funds.

2.3 SHARES TO BE ISSUED. As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares equal to the net asset value per share of the Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the Target Fund Shareholders in the Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by such Target Fund Shareholders as of such time. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the national securities exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of either the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the national securities exchange on which shares of such Fund are listed or another securities exchange on which the portfolio securities of such Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the national securities exchange on which shares of such Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5 COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Target Fund’s fund accountant in accordance with its regular practice as the fund accountant of the Target Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Merger (the “Closing”) shall occur on [                    ] or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. The Closing shall be held as of 7:59 a.m. Central time at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date.

3.3 CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b) The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s or, after the liquidation of the Merger Sub, the Acquiring Fund’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants as follows:

(a) The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d) There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e) No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The financial statements of the Target Fund as of [                         ], and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of [                         ], and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g) [The unaudited semi-annual financial statements of the Target Fund as of [                        ], and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of [                ], and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.]

(h) Since the date of the financial statements referred to in [subsection (g)] above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [                 ], whether or not incurred in the ordinary course of business. For the purposes of this [subsection (h)], a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j) The authorized capital of the Target Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding preferred shares, options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire all rights of the Target Fund thereto.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.6) through the time of the meeting of shareholders of the Target Fund described in Section 5.2 and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p) [For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it. Immediately before the Closing, the Target Fund will meet the requirements of Section 368(a)(2)(F)(ii) of the Code. The Target Fund has a valid business purpose for undertaking the transaction.]

[For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a corporation for federal income tax purposes. Prior to the Closing, the Target Fund will have distributed all of its earnings and profits attributable to any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it. The net assets of the Target Fund are sufficient to distribute all of the earnings and profits recognized by the Target Fund either as a result of the Merger or as a result of an election by the Acquiring Fund under Section 1.337(d)-7(c) of the Treasury Regulations. Immediately before the Closing, the Target Fund will meet the requirements of Section 368(a)(2)(F)(ii) of the Code. The Target Fund has a valid business purpose for undertaking the transaction.]

4.2 REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Trust, on behalf of the Acquiring Fund, and the Merger Sub, as applicable, represents and warrants as follows:

(a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate series of the Trust, duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c) The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(d) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(g) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest. The Acquiring Fund has no outstanding shares as of the date hereof and as of the Closing except for the initial share(s) contemplated by Section 1.3, and has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Trust Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k) The information to be furnished by the Acquiring Fund and the Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l) From the effective date of the Registration Statement (as defined in Section 5.6) through the time of the meeting of shareholders of the Target Fund described in Section 5.2 and on the Closing Date, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(n) The Acquiring Fund (i) has timely filed a valid election to be treated as an association taxable as a corporation for federal income tax purposes effective as of [                  ] and such election will be effective at all times through and including the Closing Date; (ii) will elect to be taxed as a RIC and will qualify for the tax treatment afforded RICs under Subchapter M of the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years; (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date; and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund Parties have not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year. The Acquiring Fund has a valid business purpose for undertaking the transaction. The Acquiring Fund is in the same line of business as the Target Fund. Following the Merger, the Acquiring Fund will either (i) continue such line of business with no plan or intention to change such line of business (and the Acquiring Fund did not enter into such line of business as part of the plan of reorganization) or (ii) use at least one-third of the Target Fund’s historic business assets in its business and has no plan or intention to sell any of such one-third of the Target Fund’s historic business assets other than in the ordinary course of conducting the Acquiring Fund’s trade or business.

(o) All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(p) Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q) The Merger Sub has no assets and will have no more than de minimis assets as of the Closing Date. The Merger Sub has engaged in no activities other than as necessary to consummate the transactions contemplated hereunder.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f), and 8.6, each of the Target Fund and the Acquiring Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2 APPROVAL OF SHAREHOLDERS. The Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Target Fund’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.6 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and, if necessary, the Acquiring Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the respective Fund’s shareholders to consider, as applicable, the approval of this Agreement and the transactions contemplated herein.

5.7 REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Trust’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4 Prior to the Valuation Time, the Target Fund will have declared the dividend or dividends contemplated by Section 8.5.

7.5 The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6 Unless otherwise directed by First Trust Advisors, all contracts of the Target Fund except as set forth on Schedule 7.6 will be terminated with respect to the Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 [The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund Shareholders as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. The Target Fund shall not have any rights with respect to the assets held in such escrow account.]

[The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s earnings and profits for all taxable periods ending on or before the Closing Date. Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund Shareholders as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. The Target Fund shall not have any rights with respect to the assets held in such escrow account.]

8.6 A Certificate of Merger shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7 The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a) The Trust has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in accordance with the description thereof in the Registration Statement.

(b) The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, except that, as described in the Registration Statement, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Trust’s Declaration of Trust, By-Laws or Massachusetts law.

(e) The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g) The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Trust’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8 The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a) The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, in accordance with the description thereof in the Registration Statement.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d) To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e) The execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9 The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a) The Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Merger.

(b) No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c) No gain or loss will be recognized by the Target Fund upon the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of their Target Fund Shares solely into Acquiring Fund Shares in the Merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except to the extent the Target Fund Shareholders receive cash pursuant to the Merger.

(e) The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Merger (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the Merger.

(f) The basis of the Target Fund’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger. The holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund.

(g) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on reasonable assumptions and such representations as Chapman and Cutler LLP may request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.9.

ARTICLE IX

EXPENSES

9.1 The Target Fund will pay the expenses incurred by each Fund in connection with the Merger regardless of whether or not the Merger is consummated. Merger-related expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Funds; (f) solicitation costs; and (g) other related administrative or operational costs. For the purposes of this Section 9.1, Merger-related expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolio of the Target Fund in connection with the Merger, and the Target Fund will bear such costs.

9.2 Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or Vice President of the Trust or the Target Fund, without further action by the Trust Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Trust Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Acquiring Fund Parties or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Target Fund and the officers of the Trust, subject to the prior review of each such party’s counsel and the authorization of the Trust Board and the Target Fund Board; provided, however, that following the receipt of the approval described in Section 5.2 of this Agreement by shareholders of the Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 All parties hereto are expressly put on notice of the Declaration of Trust of the Trust and the Declaration of Trust of the Target Fund and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the Trustees or officers of the Trust, on behalf of the Acquiring Fund, and the Trustees or officers of the Target Fund, in each case acting as Trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Target Fund individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FIRST TRUST [ ] FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

FIRST TRUST EXCHANGE-TRADED FUND VIII, on behalf of FT Energy Income Partners Enhanced Income ETF

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

[ ]

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 3, 2024

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER TRANSACTIONS INVOLVING

First Trust Energy Income and Growth Fund (FEN),

First Trust MLP and Energy Income Fund (FEI),

First Trust New Opportunities MLP & Energy Fund (FPL),

First Trust Energy Infrastructure Fund (FIF)

AND

FT Energy Income Partners Enhanced Income ETF (EIPI),
a series of
FIRST TRUST EXCHANGE-TRADED FUND VIII
(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Joint Proxy Statement and Prospectus dated [__________], 2024 (the “Proxy Statement/Prospectus”) that is being furnished to shareholders of First Trust Energy Income and Growth Fund (“FEN”), First Trust MLP and Energy Income Fund (“FEI”), First Trust New Opportunities MLP & Energy Fund (“FPL”), and First Trust Energy Infrastructure Fund (“FIF”), each a Massachusetts business trust that is registered as a closed-end management investment company (collectively, the “Target Funds” or each, individually, a “Target Fund”), in connection with a joint special meeting of shareholders of the Target Funds (the “Meeting”) called by the Board of Trustees of the Target Funds to be held at the offices of the Target Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on February 20, 2023, at 1:30 p.m. Central time, as may be adjourned or postponed. At the Meeting, shareholders of each Target Fund will be asked to approve an Agreement and Plan of Merger (each a “Plan” and collectively, the “Plans”) between the applicable Target Fund and First Trust Exchange-Traded Fund VIII, a Massachusetts business trust registered as an open-end management investment company (the “Trust”), on behalf of its series, FT Energy Income Partners Enhanced Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of the Trust, pursuant to which the applicable Target Fund would be merged into the Acquiring Fund, and shares of the applicable Target Fund would be converted into shares of the Acquiring Fund (each, a “Merger” and, collectively, the “Mergers”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	the audited financial statements and related independent registered public accounting firm’s report for FEN and the financial highlights for FEN contained in FEN’s Annual Report to shareholders for the fiscal year ended November 30, 2022 (SEC File No. 811-21549)(Accession Number 0001445546-23-001014);
(iii)	the unaudited financial statements for FEN and the financial highlights for FEN contained in FEN’s Semi-Annual Report to shareholders for the six months ended May 31, 2023 (SEC File No. 811-21549)(Accession Number 0001445546-23-004762);
(iv)	the audited financial statements and related independent registered public accounting firm’s report for FEI and the financial highlights for FEI contained in FEI’s Annual Report to shareholders for the fiscal year ended October 31, 2023 (SEC File No. 811-22738)(Accession Number [ ]);
(v)	the audited financial statements and related independent registered public accounting firm’s report for FPL and the financial highlights for FPL contained in FPL’s Annual Report to shareholders for the fiscal year ended October 31, 2023 (SEC File No. 811-22902)(Accession Number [ ]);
(vi)	the audited financial statements and related independent registered public accounting firm’s report for FIF and the financial highlights for FIF contained in FIF’s Annual Report to shareholders for the fiscal year ended November 30, 2022 (SEC File No. 811-22528)(Accession Number 0001445546-23-001016); and
(vii)	the unaudited financial statements for FIF and the financial highlights for FIF contained in FIF’s Semi-Annual Report to shareholders for the six months ended June 30, 2023 (SEC File No. 811-22738)(Accession Number 0001445546-23-004839).

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Mergers and will adopt the financial statements and performance history of FIF, with FIF being the accounting survivor of the Mergers. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund. Shares of the Fund trade on NYSE Arca.

The date of this Statement of Additional Information is [__________], 2024.

Table of Contents

General Description of the Trust and the Fund	1
Exchange Listing and Trading	4
Investment Objective and Policies	5
Investment Strategies	7
Investment Risks	14
Management of the Fund	29
Sub Advisor	41
Accounts Managed by Portfolio Managers	42
Brokerage Allocations	44
Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor, Additional Service Provider and Exchange	46
Additional Payments to Financial Intermediaries	48
Additional Information	51
Proxy Voting Policies and Procedures	52
Creation and Redemption of Creation Units	53
Federal Tax Matters	58
Determination of Net Asset Value	64
Dividends and Distributions	65
Miscellaneous Information	65
Financial Statements	66
Exhibit A — Proxy Voting Guidelines	A-1

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on February 22, 2016 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in 84 series. This SAI relates to the Fund, which is a non-diversified series.

The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration provides that a Trustee acting in his or her capacity as Trustee is liable to the Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration also provides that the Trustees of the Trust will be subject to the laws of the Commonwealth of Massachusetts relating to Massachusetts business trusts, but not to the laws of Massachusetts relating to the trustees of common law trusts, such as donative or probate type trusts. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

These provisions are not intended to restrict any shareholder rights under the federal securities laws and the Declaration specifically provides that no provision of the Declaration shall be effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the 1940 Act, or any valid rule, regulation or order of the Securities Exchange Commission thereunder.

The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and is sub-advised by Energy Income Partners, LLC (the “Sub-Advisor” or “EIP”).

The shares of the Fund are principally listed and traded on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares fora basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances ..Fund shares may be issued in advance of receipt of deposit securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing deposit securities. See the section entitled “Creation and Redemption of Creation Units.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that the Fund will concentrate its assets in securities of issuers in any one industry or group of industries constituting the energy sector. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (7) above, to the extent the Fund invests in other investment companies, it will consider, the investments of the underlying investment companies when determining compliance with the limitations set forth in restriction (7) above.

The Fund’s investment objective and the foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (a “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in in securities and/or investments that provide exposure to Energy Companies. As a result, the Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equity securities in the broader energy market (“Energy Companies”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and/or investments that provide exposure to Energy Companies. Energy Companies include companies in the Global Industry Classification Standard (“GICS”) energy sector, companies in the GICS utility sector (excluding water utilities), or companies in any other GICS sectors that derive at least50%of their revenues or profits from exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing, of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, electricity, coal, uranium ,hydrogen or other energy sources, renewable energy production, renewable energy equipment, energy storage, carbon, carbon dioxide and fugitive methane mitigation and management, as well as electric transmission, distribution, storage and system reliability support. Energy Companies also include companies providing engineering, consulting and construction services that derive at least 50% of their revenues or profits from the above, all of which are selected by the Sub-Advisor. These companies may include publicly-traded master limited partnerships or limited liability companies taxed as partnerships (“MLPs”) and MLP affiliates. As determined by the Sub-Advisor, the Fund will also enhance the Fund’s income paying capacity by selling call options on a portion of the value of the Fund. The option strategy will consist of writing “covered calls” and writing calls on energy indexes and/or ETFs with a correlation to the equity securities held by the Fund.

Types of Investments

Call Options. A call option is a contractual obligation which gives the buyer of the option the right to purchase a certain number of shares of common stock from the writer (seller) of the option at a predetermined price. If the predetermined price is reached, the buyer has the right, depending on the type of option, to exercise the option at the option’s expiration date or at any time up until the option’s expiration.

Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Derivatives. The Fund may invest in bond index and equity index futures, options, futures, forward contracts, swaps and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non U.S. currency exchange rates, to preserve capital or as a temporary defensive position during periods of non-normal market conditions.

Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure but have priority over common stockholders. The Fund may also invest in warrants and rights related common stocks.

The Fund may also invest in ETPs that hold preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.

(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

Illiquid Investments. The Fund may invest in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid investments if, as a result, such investments would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.

Master Limited Partnerships. Much of the opportunities in higher payout energy infrastructure are in the form of MLPs. The Sub-Advisors believe that this investment opportunity is difficult for many large investors to take advantage of, which has left these securities largely in the hands of retail investors. Non-taxable investors, such as pension funds and endowments, have not historically owned significant portions of these securities because MLPs can generate a substantial amount of "unrelated business taxable income," or UBTI, which can be disadvantageous to such institutions. In addition, for tax years beginning on or before October 22, 2004, MLPs represented non-qualifying income for mutual funds. Prior to the rapid growth of these asset classes over the last few years, MLPs were considered too small for most large investor allocations. As a result, the Sub-Advisors believe the combination of the lack of institutional investment and the growth in size of these asset classes has made this an attractive investment universe. For purposes of this SAI, a MLP is a limited partnership or a limited liability company that is treated as a partnership for federal income tax purposes, the interests in which (known as units) are traded on securities exchanges or over-the-counter.

Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supra-national governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets. Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.

Lending of Portfolio Securities

In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities and/or irrevocable bank standby letters of credit not issued by the Fund’s bank lending agent in an amount at least equal to the value of the borrowed securities, marked to market daily. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see “Securities Lending Risk” below for a description of the risks associated with securities lending activities.

INVESTMENT RISKS

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Additional Market Disruption Risk

In February 2022,Russia commenced a military attack on Ukraine. In response, various countries, including the United States, issued broad-ranging sanctions on Russia and certain Russian companies and individuals. The hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region as well as negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on certain of the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly.

Common Stock Risk

Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Deferred Tax Risk

As a limited partner in the MLPs in which it may invest, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will recognize income with respect to that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP’s distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased net income to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax distributions to the Fund’s shareholders. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to determine the tax character of the distributions to shareholders.

Depositary Receipts Risk

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, bond index and equity index futures, options, futures, forward contracts and swaps the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Sub-Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Sub-Advisor’s judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the Sub-Advisor will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.
(2)	Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.
(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of the hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Funds is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large, interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Dividends Risk

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.

Failure to Qualify as a Regulated Investment Company

If, in any year, the Fund fails to qualify as a regulated investment company (a “RIC”) under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. If the Fund fails to qualify as a RIC, distributions to the Fund’s shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends received deduction in the case of corporate shareholders. See “Federal Tax Matters”.

Industry Specific Risk

Income provided by the Fund may be reduced by changes in the dividend policies of the energy companies in which the Fund invests and the capital resources at such companies. The principal risks inherent in investing in energy companies include the following:

•	Regulatory Risk. Energy companies are subject to significant U.S., state and local government and/or foreign government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices and the methodology of setting prices they may charge for the products and services that could negatively affect the profitability of energy companies and their performance. Energy companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. For example, on March 14, 2018, FERC changed its long-standing tax allowance policy which no longer permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This had a negative impact on the performance of some energy companies affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

Various governmental agencies and authorities have the power to enforce compliance with these regulations, and violators may be subject to administrative, civil and criminal penalties, including civil fines, assessment of monetary penalties, imposition of remedial requirements, injunctions or all of the above. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy companies.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, state laws and regulations impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that other entities operating in the energy industry may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Energy companies may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

•	Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy companies. Production declines and volume decreases could be caused by various factors, including depressed commodity prices, catastrophic events affecting production, depletion of resources, labor difficulties, environmental or other governmental regulation, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources, international politics and political circumstances (particularly of key energy-producing countries), and policies of the Organization of the Petroleum Exporting Countries (“OPEC”). Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic or political conditions (especially in key energy-consuming countries),higher fuel taxes, governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices and weather conditions.

Volatility in the underlying commodity markets has had an adverse effect on companies in the Energy Industry. This environment has led to price volatility of energy related equities which has affecting the ability of certain of the companies to participate in projects that provide growth. As a result, some portfolio companies have reduce dividends and financed projects with internally generated cash flow to avoid raising capital through equity issuance and diluting current shareholders. While this action may result in long term value for current shareholders, it does affect the performance of the company in the short term and therefore affects the Fund’s performance. During this period of volatility, however, the Manager continues to seek companies that are not affected by the cyclicality of the commodity markets.

•	Interest Rate Risk. Rising interest rates could adversely affect the financial performance of energy companies. Rising interest rates may increase an Energy Company’s cost of capital, which would increase operating costs and may reduce an Energy Company’s ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of Energy Company shares or units as the yields on alternative investments increase.

•	Acquisition Risk. The ability of MLPs and dividend paying corporations to grow and, where applicable, to increase distributions to share or unit holders is dependent partly on their ability to make acquisitions that result in an increase in adjusted operating surplus per share/unit. In the event that MLPs and dividend paying corporations are unable to make such accretive acquisitions because, for example, they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise dividends or distributions maybe limited. Furthermore, even if MLPs and dividend paying corporations do consummate acquisitions that they believe will be accretive, the acquisitions may in fact result in a decrease in adjusted operating surplus per share/unit. Any acquisition involves risks, which include, among others: the possibility of mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; possible limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

•	Affiliated Party Risk. Some MLPs may be dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors of an MLP to satisfy their payments or obligations could impact the MLPs revenues and cash flows and its ability to make distributions.
•	Catastrophe Risk. The operations of energy companies are subject to many hazards inherent in the transporting, processing, storing, distributing or marketing of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions, among others. The occurrence of any such events could result in substantial losses due to, for example, personal injury and/or loss of life, damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment, suspension or discontinuation of affected energy companies’ related operations. Many energy companies are not fully insured against all risks inherent to their businesses. If an accident or event occurs that is not fully insured, it could adversely affect an Energy Company’s operations and financial condition.
•	Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (e.g., energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.
•	Competition Risk. The energy companies in which the Fund may invest that are involved in upstream (exploration, development and production of energy resources) and midstream (processing, storing and transporting of energy resources) businesses may face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel, services and supplies to build new projects and operating their properties. Many of their competitors, including major oil companies, natural gas utilities, independent power producers and other private independent energy companies, will likely have financial and other resources that substantially exceed their resources. The upstream businesses in which the Fund may invest face greater competition in the production, marketing and selling of power and energy products brought about in part from the deregulation of the energy markets.
•	Financing Risk. Some of the energy companies in which the Fund may invest may rely on capital markets to raise money to pay their existing obligations and to fund growth. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to grow and maintain their dividend or distribution.

•	Commodity pricing Risk. Energy companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, NGLs, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly energy companies that produce such energy commodities and could impact indirectly energy companies that engage in the transportation, storage, processing, distribution or marketing of or exploration for such energy commodities. Commodity prices fluctuate for many reasons, including changes in market and economic conditions or political circumstances (especially of key energy-producing and consuming countries), the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, international politics, policies of OPEC, and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices. The Energy Industry as a whole may also be impacted by the perception that the performance of energy companies is directly linked to commodity prices.
•	Counterparty Credit Risk. Low commodity prices may introduce the risk of financial distress among companies engaged in exploration and production of oil and natural gas. Energy companies that derive revenues from the transportation, storage, processing, distribution or marketing of such energy commodities may face counterparty credit risk from financially distressed energy producers that are unable to perform under or seek to reject contracts for these services. If a contract is successfully rejected during bankruptcy, the affected Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. Furthermore, if the terms of the contract are not economic for the Energy Company, there may be an incentive for the Energy Company to renegotiate the contract to increase the utilization of its assets (whether or not the Energy Company has filed for bankruptcy). In either case, an Energy Company that operates assets for a company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.
•	Depletion and Exploration Risk. Energy companies engaged in the exploration, development, management or production of natural gas, NGLs (including propane), crude oil or refined petroleum products are subject to the risk that their commodity reserves are depleted over time. These kinds of energy companies generally increase reserves through expansion of their existing businesses, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves. Each of these strategies entails risk. The financial performance of these energy companies may be adversely affected if they are unable to cost-effectively acquire additional reserves at a rate at least equal to the rate of decline of their existing reserves. A failure to maintain or increase reserves could reduce the amount and/or change the characterization of cash distributions paid by these energy companies.
•	Weather Risks. Weather plays a role in the seasonality of cash flows of some companies in which the Fund may invest. Companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane companies experience decreased demand for their product. The damage done by extreme weather also may serve to increase many companies’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. Other companies operating in the energy infrastructure sector may be subject to similar risks.

Liquidity Risk

Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the over-the-counter (“OTC”) market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of such securities, that any market for the securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which the equity securities are held by the Fund will be adversely affected if trading markets for such securities are limited or absent.

Litigation Risk

At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Risk

Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return. For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of the Fund, the Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Non-U.S. Securities Risk

An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Authorization, Custody and Settlement Risk for Non-U.S. Securities

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

Share blocking may present operational challenges for the Fund and Authorized Participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or transfer agent.

As a result, First Trust or the Sub-Advisor on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Passive Foreign Investment Companies Risk

The Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least75%of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains)or that hold at least50%of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Real Estate Investment Trust Risk

REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Securities Lending Risk

Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.

Small and Mid Capitalization Companies Risk

Certain of the equity securities in the Fund may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the assets in which it invests. Any such changes could negatively impact the Fund and its shareholders.

MANAGEMENT OF THE FUND

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement and sub-advisory agreement is the responsibility of the Board of Trustees. There are seven Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and six of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor and sub-advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	 Indefinite term  Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	233 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	 Indefinite term  Since inception	Retired; Physician, Edward-Elmhurst Medical Group (2021-September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	233 Portfolios	None
Thomas R. Kadlec 1957	Trustee	 Indefinite term  Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	233 Portfolios	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd. and Futures Industry Association

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Denise M. Keefe 1964	Trustee	 Indefinite term  Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	233 Portfolios	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith 1956	Trustee	 Indefinite term  Since inception	President, Hibs Enterprises (Financial and Management Consulting)	233 Portfolios	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	 Indefinite term  Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	233 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Bronwyn Wright 1971	Trustee	 Indefinite term  Since 2023

Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to

2009)

				233 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	 Indefinite term  Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	 Indefinite term  Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	 Indefinite term  Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	 Indefinite term  Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	 Indefinite term  Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 – present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 – 2021.
Roger F. Testin 1966	Vice President	 Indefinite term  Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	 Indefinite term  Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.

Unitary Board Leadership Structure

Except in certain limited circumstances (as noted below) under which a Trustee is unable to sit on all the board of all the funds int eh First Trust Fund Complex (as defined below), each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee (except as noted below) currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with 11 portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/abrdn Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust High Yield Opportunities 2027 Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 233 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing 26 exchange-traded funds, and advised by First Trust (the “First Trust UCITs”). In addition, Ms. Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITs and an affiliate of First Trust, but resigned such position effective March 6, 2023. Except as noted above, none of the Independent Trustees nor their immediate family members has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates. Ms. Wright does not serve as a Trustee of First Trust Dynamic Europe Equity Income Fund or First Trust Exchange-Traded Fund.

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, and the sub-advisory agreement among the Advisor, the Sub-Advisor and the Trust, on behalf of the Fund, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of six Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The four Committee Chairs and the Lead Independent Trustee rotate every three years in serving as Chair of the Audit Committee, the Nominating and Governance Committee, the Valuation Committee or the Dividend Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

The five standing committees of the First Trust Fund Complex are: the Executive Committee, the Nominating and Governance Committee, the Valuation Committee, the Audit Committee and the Dividend Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Mr. Nielson, Mr. Bowen and Mr. Keith are members of the Executive Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees.

The Valuation Committee is responsible for the oversight of the Advisor as the “Valuation Designee” under Rule 2a-5 of the 1940 Act and its implementation of the valuation of the securities held in the Fund’s portfolio. Messrs. Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright serve on the Audit Committee.

The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Fund’s dividends. Messrs. Erickson, Keith and Nielson serve on the Dividend Committee.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 233 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of only the ETFs advised by First Trust and Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.

Risk Oversight

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including oversight of any sub-advisors, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information to the Sub-Advisor and its operations and process. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund’s independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and oversees the Advisor’s performance as Valuation Designee.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017 – 2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Audit Committee (2012 – 2013) and Chairman of the Valuation Committee (June 2006 – 2007; 2010 – 2011 and 2020 – 2022) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012 – 2013). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Denise M. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Valuation Committee (2014 – 2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 – 2016). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2023) and as Chairman of the Dividend Committee (since January 1, 2023) of the First Trust Funds.

Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 through 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 – 2006 and 2014 – 2016), Chairman of the Valuation Committee (2007 – 2008), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020 – 2022) and Lead Independent Trustee and a member of the Executive Committee (2010 – 2011 and 2020 – 2022). He currently serves on the Executive Committee (since January 1, 2020) and as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman. Ms. Wright has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since September 10, 2023.

James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

Effective January 1, 2023, the fixed annual retainer paid to the Independent Trustees is $275,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each target outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee is paid $25,000 annually, the Chairman of the Valuation Committee is paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $20,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2022, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$0	$523,750
Thomas R. Kadlec	$0	$524, 280
Denise M. Keefe	$0	$504,158
Robert F. Keith	$0	$514,231
Niel B. Nielson	$0	$533,750
Bronwyn Wright(3)	$0	$ -
(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2022 for services to the 225 portfolios existing in 2022, which consisted of 9 open-end mutual funds, 15 closed-end funds and 201 exchange-traded funds.
(3)	Ms. Wright was appointed to the Board of Trustees of the First Trust Funds effective September 10, 2023.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2022:

Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Denise M. Keefe	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
Bronwyn Wright(1)	None	None

(1)       Ms. Wright was appointed to the Board of Trustees of the First Trust Funds effective September 10, 2023.

As of December 11, 2023, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of December 11, 2023, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

As of December 11, 2023, First Trust Portfolios was the sole shareholder of the Fund. As sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.

As of December 11, 2023, the Sub-Advisor did not own any share of the Fund.

Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Fund.

First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

As the Fund’s investment advisor, First Trust supervises the Sub-Advisor’s investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees the Sub-Advisor’s investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 1.10% of its average daily net assets.

Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.

As approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
1.10000%	Fund net assets up to and including $2.5 billion
1.08625%	Fund net assets greater than $2.5 billion up to and including $5 billion
1.07250%	Fund net assets greater than $5 billion up to and including $7.5 billion
1.05875%	Fund net assets greater than $7.5 billion up to and including $10 billion
1.03583%	Fund net assets greater than $10 billion

During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Energy Income Partners, LLC, the Fund’s investment sub-advisor, will be reduced to reflect the reduction in the Advisor’s management fee.

SUB-ADVISOR

The Trust, on behalf of the Fund, and First Trust have retained Energy Income Partners, LLC (“EIP”) to serve as the Fund's investment sub-advisor pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, EIP is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. EIP is located at 10 Wright Street, Westport, Connecticut 06880, is a registered investment advisor and serves as investment advisor to investment portfolios with approximately $4.9 billion of assets as of October 31, 2023. EIP is a Delaware limited liability company and an SEC-registered investment advisor, founded in October 2003 by James J. Murchie, Eva Pao and Linda Longville to provide professional asset management services in the energy sector. EIP mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers. In addition to serving as sub-advisor to the Fund, EIP serves as the investment manager to two privately placed funds, one registered investment company, separately managed accounts and provides a model portfolio to unified management accounts. EIP also serves as the sub-advisor to FEN, FIF, FEI, FPL, three actively managed ETFs, First Trust EIP Carbon Impact ETF (NYSE Arca: ECLN), First Trust North American Energy Infrastructure Fund (NYSE Arca: EMLP), and FT Energy Income Partners Strategy ETF (NYSE Arca: EIPX) and a sleeve of First Trust Multi Income Allocation Portfolio, a series of the First Trust Variable Insurance Trust. First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

Portfolio Managers. The portfolio managers are primarily and jointly responsible for the day-to-day portfolio management of the Fund. There are currently three portfolio managers, as follows:

•	James J. Murchie is the Co-Founder, Chief Executive Officer, Co-Portfolio Manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners ,Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA in history and anthropology from Rice University and received his MA from Harvard University.

•	Eva Pao is a Co-Founder, Co-Portfolio Manager and Principal of Energy Income Partners. She is a Co-founder of Energy Income Partners since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during Energy Income Partners’ affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao received her undergraduate degree at Rice University and received her MBA from Harvard Business School.
•	John K. Tysseland is a Co-Portfolio Manager and Principal of EIP. Prior to joining EIP, Mr. Tysseland worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From1998to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm’s initial coverage of MLPs in 2001.Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. Mr. Tysseland graduated from The University of Texas at Austin with a BA in economics.

As of December 11, 2023, the portfolio managers did not beneficially own any shares of the Fund.

Compensation. The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relationship to their ownership of EIP.

ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of November 30, 2023, set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in mil)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in mil)	Other Accounts Number of Accounts ($ Assets in mil)	Registered Investment Companies with performance based fees Number of Accounts ($ Assets in mil)	Other Pooled Investment Vehicles with performance based fees Number of Accounts ($ Assets in mil)	Other Accounts Number of Accounts with performance based fees ($ Assets in mil)
James J. Murchie	9 ($4,205)	2 ($155)	137 ($783)	0 ($0)	2 ($155)	0 ($0)
Eva Pao	9 ($4,205)	2 ($155)	137 ($783)	0 ($0)	2 ($155)	0 ($0)
John K. Tysseland	9 ($4,205)	2 ($155)	137 ($783)	0 ($0)	2 ($155)	0 ($0)

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the potential conflicts described below.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of the Fund.

The Sub-Advisor will generally execute transactions for clients on an aggregated basis where possible and when EIP believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. In accordance with its fiduciary duty, it is the Sub-Advisor's policy that all clients be treated fairly, subject to client imposed and other constraints noted below. A number of factors are taken into consideration when allocating investment opportunities among EIP’s clients, including the Fund, including investment objectives and strategies, risk tolerances, tax status, size of client accounts, size of available positions, current market conditions, total portfolio invested positions and the nature of the security to be allocated. The Sub-Advisor may aggregate orders in which the Sub-Advisor, the Portfolio Managers or the/its affiliates may be/have financial interest including proprietary accounts. If the portfolio managers identify a limited investment opportunity that maybe suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts, including proprietary accounts. To deal with these situations, the Sub-Advisor adopted procedures for allocating portfolio transactions across multiple accounts including proprietary accounts.

With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall generally not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. EIP will receive a sub-advisory fee from First Trust equal to 50% of the unitary management fee paid to First Trust less the amount of Fund expenses owed by the Sub-Advisor. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee.

The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the initial shareholder of the Fund.

BROKERAGE ALLOCATIONS

Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor will use its commercially reasonable efforts to obtain best execution. However, the Sub-Advisor will not deemed to be in breach of any obligation owing to the Trust or the Fund solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Advisor determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

The Sub-Advisor’s objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients’ portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client’s trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

In arranging for the purchase and sale of clients’ portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts’ portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor’s knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor’s knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer’s execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a “net” basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the “spread.” Usually, the market maker profits from the “spread,” that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

The Sub-Advisor may use Electronic Communications Networks (“ECN”) or Alternative Trading Systems (“ATS”) to effect such over-the-counter trades for equity securities when, in the Sub-Advisor’s judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an “averaging” procedure.

Under this procedure, purchases or sales of a particular security for clients’ accounts will at times be combined or “batched” with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients’ purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

The Sub-Advisor may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals)may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

On behalf of the Fund, the Sub-Advisor may seek to buy securities from or sell securities to another fund or account advised by the Sub-Advisor or an affiliate. The Sub-Advisor may effect purchases and sales between its clients or clients of its affiliates, including the Fund (“cross trades”), if it believes that such transactions are appropriate based on each fund’s or account’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for the Sub-Advisor. On any occasion when the Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT, DISTRIBUTOR, ADDITIONAL SERVICE PROVIDER AND EXCHANGE

Administrator and Fund Accounting Agent. The Fund has appointed Bank of New York Mellon Corporation (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.

Custodian. Pursuant to a custody agreement, BNYM serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolio.

Transfer Agent. Pursuant to a transfer agency and service agreement, BNYM provides the Trust with transfer agency services, which includes Creation Unit Aggregation order processing.

The Trust, on behalf of the Fund, has agreed to indemnify BNYM for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties. As compensation for these services, BNYM is paid a fee based on the Fund’s total average daily net assets. BNYM also is entitled to certain out-of-pocket expenses for the services described above. This fee is subject to reduction for assets over $1 billion. The Fund has not paid any fees to BNYM for the services provided as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.

Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the Plan and, pursuant to a contractual agreement, the Fund will not pay 12b-1 fees for at least two years after when the Fund’s registration statement has gone effective.

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor has entered into agreements with participants that utilize the facilities of the Depositary Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.

Exchange. The only relationship that NYSE Arca has with First Trust or the Distributor of the Fund in connection with the Fund is that NYSE Arca lists the shares of the Fund and disseminates the intra-day portfolio values of the Fund pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.

First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; and (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.

When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.

First Trust and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby First Trust may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of First Trust mutual funds or ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of First Trust mutual funds or ETFs held through such software or other service.

ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Proxy Voting Guidelines of the Sub-Advisor are set forth in Exhibit A to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.

Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.ftportfolios.com/Retail/etf/home.aspx. The Trust, First Trust, FTP, the Sub-Advisor and BNYM will not disseminate nonpublic information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

CREATION AND REDEMPTION OF CREATION UNITS

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares fora basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day. A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Advisor may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro rata basket or a custom basket in reliance on Rule 6c-11. A “pro rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Advisor’s Rule 6c-11 Committee defines any deviation from a pro rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Advisor has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by the Fund’s investment advisor and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations. The SEC has stated its position that an ETF generally may reject or suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend or reject creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, First Trust, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Some of the energy infrastructure companies may be treated as publicly traded partnerships for U.S. federal income tax purposes. As mentioned above, if the investment in publicly traded partnerships exceeds 25% of the value of the Fund's total assets at the end of any quarter in which the Fund is required to test its diversification, the Fund may not qualify as a RIC unless the Fund takes corrective measures within 30 days.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction. The use of the long/short strategy may reduce the amount of dividends that would otherwise be eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject toa withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carry-forward

Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Proxy Statement/Prospectus in the section entitled “Additional Information About the Target Funds and Acquiring Fund—Net Asset Value—Acquiring Fund.”

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Due to the tax treatment of distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making may consist of tax-deferred return of capital. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss, realized upon the sale of such shares. Thus, if the Fund’s capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. A “return of capital” represents a return on a shareholder’s original investment in the Fund, and should not be confused with a dividend from earnings and profits. Upon the sale of Fund shares, shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the shareholder and the shareholder’s federal income tax basis in shares sold, as adjusted to reflect return of capital. Accordingly, Fund shareholders should carefully review any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 320 S. Canal St., Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Deloitte & Touche LLP, will audit and report on the Fund’s annual financial statements. The audited financial statements and notes thereto in each of FEN’s Annual Report to Shareholders for the fiscal year ended November 30, 2022, FEI’s Annual Report to Shareholders for the fiscal year ended October 31, 2023, FPL’s Annual Report to Shareholders for the fiscal year ended October 31, 2023, and FIF’s Annual Report to Shareholders for the fiscal year ended November 30, 2022 (each and “Annual Report” and collectively the “Annual Reports”) are incorporated by reference into this SAI. The financial statements include the “Portfolio of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Reports are incorporated by reference herein. The financial statements included in the Annual Reports have been audited by Deloitte & Touche LLP, each Target Fund’s independent registered public accounting firm, whose reports thereon also appear in the Annual Reports and are incorporated by reference into this SAI. A copy of the FEN’s Annual Report to Shareholders for the fiscal year ended November 30, 2022, FEI’s Annual Report to Shareholders for the fiscal year ended October 31, 2023, FPL’s Annual Report to Shareholders for the fiscal year ended October 31, 2023, and FIF’s Annual Report to Shareholders for the fiscal year ended November 30, 2022 may be obtained upon request and without charge by writing or by calling the First Trust, at the address and telephone number on the back cover of the Proxy Statement/Prospectus. If the Mergers are approved, the Fund will adopt the financial statements and performance history of FIF, with FIF being the accounting survivor of the Mergers.

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Funds and the fees and expenses of the Fund on a pro forma basis after giving effect of the Mergers is included under the heading “Synopsis–Fees and Expenses” in the Proxy Statement/Prospectus.

The Merger of each of FEN, FEI and FPL into the Acquiring Fund will result in a material change to each of FEN, FEI and FPL’s investment portfolio due to the investment restrictions of the Acquiring Fund. Based on the portfolio holdings as of its most recent fiscal year end, each of FEN, FEI and FPL expects to sell approximately 53.2%, 45.5%, and 45.9% of such holdings, respectively, prior to the applicable Merger in order to de-lever and align its portfolio with the investment strategies of the Acquiring Fund, as well as to allow the Acquiring Fund to meet the requirements to qualify as a regulated investment company for U.S. federal income tax purposes. The Schedules of Investments for FEI and FPL as of October 31, 2023 and the Schedule of Investments for FEN as of November 30, 2023 are included below, updated to reflect, for illustrative purposes, the anticipated repositioning of the respective Fund’s portfolio holdings in connection with the applicable Merger. The Schedules of Investments do not reflect actual changes to portfolio holdings implemented after October 31, 2023, in the case of FEI and FPL, or November 30, 2023, in the case of FEN. Notwithstanding the foregoing, changes may be made to each of FEN, FEI and FPL’s portfolio in advance of the applicable Merger and/or the Acquiring Fund’s portfolio following the applicable Merger.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Fund.

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments
August 31, 2023 (Unaudited)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 66.1%
	Chemicals – 3.1%
406,698	Westlake Chemical Partners, L.P. (a) (h)	$ 9,349,987
	Energy Equipment & Services – 0.4%
57,500	USA Compression Partners, L.P. (h)	1,220,150
	Gas Utilities – 0.8%
165,600	Suburban Propane Partners, L.P. (a) (h)	2,404,512
	Independent Power & Renewable Electricity Producers – 1.7%
101,161	NextEra Energy Partners, L.P. (b) (c)	5,045,911
	Oil, Gas & Consumable Fuels – 60.1%
454,807	Cheniere Energy Partners, L.P. (a) (h)	23,604,483
2,295,767	Energy Transfer, L.P. (a) (h)	30,923,981
30,000	EnLink Midstream, LLC (a) (b) (h)	373,200
1,360,016	Enterprise Products Partners, L.P. (a) (h)	36,190,026
515,800	Hess Midstream, L.P., Class A (a) (b) (h)	14,906,620
139,386	Holly Energy Partners, L.P. (a) (h)	2,968,922
541,174	Magellan Midstream Partners, L.P. (a) (h)	35,944,777
450,000	MPLX, L.P. (a) (h)	15,700,500
1,224,321	Plains All American Pipeline, L.P. (a) (c) (h)	18,670,895
73,475	TXO Partners, L.P. (h)	1,562,079
65,000	Western Midstream Partners, L.P. (c) (h)	1,734,850
		182,580,333
	Total Master Limited Partnerships	200,600,893
	(Cost $87,489,993)

Shares	Description	Value
COMMON STOCKS – 63.1%
	Electric Utilities – 9.5%
73,000	Alliant Energy Corp. (c)	3,662,410
66,960	American Electric Power Co., Inc. (c)	5,249,664
99	Constellation Energy Corp.	10,312
9,500	Duke Energy Corp.	843,600
10,000	Emera, Inc. (CAD) (h)	374,852
453,230	Enel S.p.A., ADR (a) (h)	3,020,778
10,000	Entergy Corp. (h)	952,500
43,300	Eversource Energy	2,763,406
135,000	Exelon Corp. (c)	5,416,200
11,500	Iberdrola S.A., ADR (h)	545,445
17,800	IDACORP, Inc. (h)	1,705,952
20,085	NextEra Energy, Inc	1,341,678
11,280	Orsted A/S, ADR (h)	240,602
72,980	PPL Corp.	1,818,661
390	Southern (The) Co.	26,415
12,600	Xcel Energy, Inc. (c)	719,838
		28,692,313
	Energy Equipment & Services – 1.0%
244,000	Archrock, Inc. (a) (h)	3,120,760
	Gas Utilities – 7.2%
103,960	AltaGas Ltd. (CAD) (a) (h)	2,032,729
34,150	Atmos Energy Corp. (a) (h)	3,959,693
190,700	National Fuel Gas Co. (a) (h)	10,248,218
55,120	New Jersey Resources Corp. (a) (h)	2,324,410
37,900	ONE Gas, Inc. (a) (h)	2,746,613
25,460	UGI Corp. (h)	641,083
		21,952,746
	Independent Power & Renewable Electricity Producers – 1.0%
75,340	AES (The) Corp.	1,350,846
61,100	Clearway Energy, Inc., Class A	1,432,184
13,800	EDP Renovaveis S.A. (EUR) (h)	252,967
		3,035,997
	Multi-Utilities – 8.9%
105,000	Atco Ltd., Class I (CAD) (a) (h)	2,898,535
14,100	CenterPoint Energy, Inc. (a)	393,249
31,690	CMS Energy Corp. (h)	1,780,661
30,810	DTE Energy Co. (a) (h)	3,185,138
103,370	Public Service Enterprise Group, Inc. (h)	6,313,839
153,600	Sempra	10,785,792
20,840	WEC Energy Group, Inc. (c)	1,753,061
		27,110,275
	Oil, Gas & Consumable Fuels – 34.5%
150,000	BP PLC, ADR (c) (h).	5,577,000
28,950	Cheniere Energy, Inc. (c)	4,724,640
228,155	DT Midstream, Inc. (a) (h)	11,930,225
222,596	Enbridge, Inc. (h).	7,808,668
246,370	Keyera Corp. (CAD) (a) (h)	6,086,316
680,595	Kinder Morgan, Inc. (a) (c)	11,719,846
167,784	ONEOK, Inc. (c)	10,939,517
110,000	Shell PLC, ADR (c) (h)	6,829,900
85,300	Targa Resources Corp. (c)	7,357,125
149,279	TC Energy Corp. (h)	5,391,957
95,500	TotalEnergies SE, ADR	6,007,905
590,852	Williams (The) Cos., Inc. (c) (h)	20,402,120
		104,775,219
	Professional Services – 0.7%
16,000	Jacobs Solutions, Inc. (c)	2,157,120
	Semiconductors & Semiconductor Equipment – 0.1%
2,500	Enphase Energy, Inc. (d)	316,325
	Water Utilities – 0.2%
3,500	American Water Works Co., Inc.	485,590
	Total Common Stocks	191,646,345
	(Cost $174,078,703)

MONEY MARKET FUNDS – 4.5%
13,670,976	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.21% (e)	13,670,976
	(Cost $13,670,976)
	Total Investments – 133.7%	405,918,214
	(Cost $275,239,672)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.2)%
(730)	Alliant Energy Corp. (f) (g)	($ 3,662,410)	$57.50	9/15/2023	0
(669)	American Electric Power Co., Inc.	(5,244,960)	82.50	10/20/2023	(49,506)
(1,500)	BP PLC, ADR	(5,577,000)	37.50	9/15/2023	(64,500)
(289)	Cheniere Energy, Inc	(4,716,480)	175.00	9/15/2023	(9,248)
(1,350)	Exelon Corp.	(5,416,200)	42.00	10/20/2023	(47,250)
(160)	Jacobs Solutions, Inc.	(2,157,120)	140.00	10/20/2023	(21,120)
(3,715)	Kinder Morgan, Inc.	(6,397,230)	18.00	10/20/2023	(59,440)
(842)	NextEra Energy Partners, L.P.	(4,199,896)	60.00	9/15/2023	(2,526)
(1,677)	ONEOK, Inc.	(10,934,040)	70.00	9/15/2023	(11,739)
(6,491)	Plains All American Pipeline, L.P.	(9,898,775)	16.00	10/20/2023	(129,820)
(1,100)	Shell PLC, ADR	(6,829,900)	63.00	9/15/2023	(50,600)
(853)	Targa Resources Corp.	(7,357,125)	87.50	9/15/2023	(99,801)
(208)	WEC Energy Group, Inc	(1,749,696)	90.00	10/20/2023	(9,880)
(140)	Western Midstream Partners, L.P. (f) (g)	(373,660)	30.00	9/15/2023	(140)
(510)	Western Midstream Partners, L.P.	(1,361,190)	29.00	10/20/2023	(10,200)
(3,000)	Williams (The) Cos., Inc.	(10,359,000)	36.00	10/20/2023	(81,000)
(126)	Xcel Energy, Inc.	(719,838)	60.00	10/20/2023	(6,426)
	Total Call Options Written				(653,196)
	(Premiums received $1,068,077)
	Outstanding Loan – (25.4)%				(77,200,000)
	Net Other Assets and Liabilities – (8.1)%				(24,471,549)
	Net Assets – 100.0%				$ 303,593,469

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of this security’s position represents cover for outstanding options written.
(d)	Non-income producing security.
(e)	Rate shown reflects yield as of August 31, 2023.
(f)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At August 31, 2023, investments noted as such are valued at $(140) or (0.0)% of net assets.
(g)	This investment’s value was determined using significant unobservable inputs (see Valuation Inputs section).
(h)	All or a portion of the Fund’s holdings in this security are/is anticipated to be sold in advance of the Merger.

Abbreviations throughout the Portfolio of Investments:
ADR American Depositary Receipt
CAD Canadian Dollar
EUR Euro

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments October 31, 2023
Shares	Description	Value
COMMON STOCKS (a) – 64.5%
	Electric Utilities – 11.2%
122,100	Alliant Energy Corp. (b)	$ 5,957,259
96,950	American Electric Power Co., Inc. (b)	7,323,603
99	Constellation Energy Corp.	11,179
12,300	Duke Energy Corp..	1,093,347
14,500	Emera, Inc. (CAD) (f)	474,916
590,683	Enel S.p.A., ADR (f)	3,709,489
12,500	Entergy Corp. (f)	1,194,875
54,700	Eversource Energy (b)	2,942,313
150,000	Exelon Corp.	5,841,000
10,100	Fortis, Inc. (CAD) (f)	401,014
14,500	Iberdrola S.A., ADR (f)	643,945
24,900	IDACORP, Inc. (f)	2,358,279
47,350	NextEra Energy, Inc. (b) (f)	2,760,505
15,700	Orsted A/S, ADR (f)	252,456
176,980	PPL Corp. (b)	4,348,399
71,800	Southern (The) Co. (b)	4,832,140
39,500	Xcel Energy, Inc.	2,341,165
		46,485,884
	Energy Equipment & Services – 1.0%
315,800	Archrock, Inc. (f)	4,001,186
	Gas Utilities – 6.9%
134,190	AltaGas Ltd. (CAD) (f)	2,492,688
64,900	Atmos Energy Corp. (f)	6,987,134
244,600	National Fuel Gas Co. (f)	12,462,370
72,960	New Jersey Resources Corp. (f)	2,960,717
48,000	ONE Gas, Inc. (f)	2,899,200
32,839	UGI Corp. (f)	683,051
		28,485,160
	Independent Power & Renewable Electricity Producers – 1.2%
143,670	AES (The) Corp.	2,140,683
127,403	Clearway Energy, Inc., Class A (f)	2,595,199
17,900	EDP Renovaveis S.A. (EUR) (c) (f)	287,956
		5,023,838
	Multi-Utilities – 9.1%
145,000	Atco Ltd., Class I (CAD) (f)	3,717,144
18,089	CenterPoint Energy, Inc.	486,232
39,690	CMS Energy Corp. (f)	2,156,755
53,000	DTE Energy Co. (f)	5,108,140
134,130	Public Service Enterprise Group, Inc.	8,269,115
196,200	Sempra (b)	13,739,886
52,360	WEC Energy Group, Inc.	4,261,580
		37,738,852
	Oil, Gas & Consumable Fuels – 34.3%
127,500	BP PLC, ADR (b)	4,663,950
21,820	Cheniere Energy, Inc. (b)	3,631,284
295,500	DT Midstream, Inc. (f)	15,948,135
331,873	Enbridge, Inc. (f)	10,633,211
125,000	Equitrans Midstream Corp. (f)	1,108,750
45,000	Exxon Mobil Corp.	4,763,250
309,996	Keyera Corp. (CAD) (f)	7,209,209
931,353	Kinder Morgan, Inc.	15,087,919

Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Oil, Gas & Consumable Fuels (Continued)
368,370	ONEOK, Inc. (f)	$ 24,017,724
131,000	Shell PLC, ADR (b) (f)	8,533,340
107,100	Targa Resources Corp.	8,954,631
189,034	TC Energy Corp. (f)	6,512,221
155,300	TotalEnergies SE, ADR (b) (f)	10,342,980
608,441	Williams (The) Cos., Inc. (b) (f)	20,930,371
		142,336,975
	Professional Services – 0.6%
20,000	Jacobs Solutions, Inc. (b)	2,666,000
	Water Utilities – 0.2%
5,500	American Water Works Co., Inc.	647,075
	Total Common Stocks	267,384,970
	(Cost $279,631,331)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 49.3%
	Chemicals – 2.8%
539,120	Westlake Chemical Partners, L.P. (f)	11,558,733
	Energy Equipment & Services – 0.5%
74,200	USA Compression Partners, L.P. (f)	1,862,420
	Gas Utilities – 0.9%
204,400	Suburban Propane Partners, L.P. (f)	3,595,396
	Independent Power & Renewable Electricity Producers – 1.4%
217,289	NextEra Energy Partners, L.P. (b) (d)	5,882,013
	Oil, Gas & Consumable Fuels – 43.7%
535,423	Cheniere Energy Partners, L.P. (f)	29,855,186
2,859,409	Energy Transfer, L.P. (f)	37,601,228
40,000	EnLink Midstream, LLC (d) (f)	491,600
1,741,041	Enterprise Products Partners, L.P. (f)	45,336,708
490,502	Hess Midstream, L.P., Class A (d) (f)	14,715,060
704,000	MPLX, L.P.(f).	25,372,160
1,551,620	Plains All American Pipeline, L.P. (f)	23,507,043
101,069	TXO Partners, L.P. (f)	1,973,878
85,000	Western Midstream Partners, L.P. (f)	2,280,550
		181,133,413
	Total Master Limited Partnerships	204,031,975
	(Cost $120,357,927)

Shares	Description	Value
MONEY MARKET FUNDS – 8.5%
35,279,520	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.20% (e)	35,279,520
	(Cost $35,279,520)
	Total Investments – 122.3%	506,696,465
	(Cost $435,268,778)

Portfolio of Investments (Continued)
October 31, 2023

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS – (0.2)%
Call Options Written – (0.2)%
(500)	Alliant Energy Corp.	($ 2,439,500)	52.50	12/15/2023	($ 26,250)
(969)	American Electric Power Co., Inc.	(7,319,826)	80.00	11/17/2023	(20,349)
(1,275)	BP PLC, ADR	(4,663,950)	41.00	12/15/2023	(19,125)
(218)	Cheniere Energy, Inc.	(3,627,956)	180.00	12/15/2023	(44,690)
(547)	Eversource Energy.	(2,942,313)	55.00	11/17/2023	(60,170)
(200)	Jacobs Solutions, Inc	(2,666,000)	140.00	12/15/2023	(46,500)
(500)	NextEra Energy Partners, L.P.	(1,353,500)	35.00	12/15/2023	(12,500)
(473)	NextEra Energy, Inc.	(2,757,590)	56.00	11/17/2023	(145,684)
(1,769)	PPL Corp.	(4,346,433)	25.00	11/17/2023	(53,070)
(1,962)	Sempra	(13,739,886)	70.00	11/17/2023	(313,920)
(1,310)	Shell PLC, ADR	(8,533,340)	70.00	11/17/2023	(19,650)
(718)	Southern (The) Co.	(4,832,140)	69.00	11/17/2023	(43,080)
(1,553)	TotalEnergies SE, ADR.	(10,342,980)	70.00	11/17/2023	(46,590)
(6,084)	Williams (The) Cos., Inc.	(20,928,960)	36.00	11/17/2023	(164,268)
	Total Written Options				(1,015,846)
	(Premiums received $1,241,696)
	Outstanding Loans - (22.8)%				(94,500,000)
	Net Other Assets and Liabilities – 0.7%				2,849,764
	Net Assets – 100.0%				$ 414,030,383

Interest Rate Swap Agreements:
Counterparty	Rate Receiveable		Expiration Date	Notional Amount	Rate Payable		Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia (1) N/A (4) (5)	5.46%	(2)	09/03/2024	$47,000,000	2.37%	(3)	$ 1,314,022
N/A (4) (5)	5.33%	(6)	10/21/2025	411,980	5.36%	(7)	(187)
				$47,411,980			$ 1,313,835

(1)       Payment frequency is monthly

(2)       SOFR + 0.11448%

(3)       Fixed Rate

(4)       Centrally cleared on the Chicago Mercantile Exchange

(5)       No cash payments are made by either party prior to the expiration dates shown above

(6)       Federal Funds Rate

(7)       SOFR + 0.01036%

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $287,956 or 0.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(d)	This security is taxed as a “C” corporation for federal income tax purposes.
(e)	Rate shown reflects yield as of October 31, 2023.
(f)	All or a portion of the Fund’s holdings in this security are/is anticipated to be sold in advance of the Merger.

Abbreviations throughout the Portfolio of Investments:

ADR American Depositary Receipt
CAD Canadian Dollar EUR Euro
SOFR Secured Overnight Financing Rate

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments
October 31, 2023

Shares	Description	Value
COMMON STOCKS – 60.3%
	Electric Utilities – 11.4%
52,400	Alliant Energy Corp.	$ 2,556,596
35,270	American Electric Power Co., Inc. (a)	2,664,296
33	Constellation Energy Corp.	3,726
4,800	Duke Energy Corp.	426,672
7,300	Emera, Inc. (CAD) (b) (f)	239,096
247,250	Enel S.p.A., ADR (b) (f)	1,552,730
5,000	Entergy Corp. (f)	477,950
23,700	Eversource Energy (a)	1,274,823
65,800	Exelon Corp.	2,562,252
4,400	Fortis, Inc. (CAD) (b) (f)	174,699
6,200	Iberdrola S.A., ADR(f)	275,342
10,200	IDACORP, Inc. (b) (f)	966,042
13,480	NextEra Energy, Inc. (a)	785,884
6,490	Orsted A/S, ADR (f)	104,359
83,520	PPL Corp.	2,052,087
35,780	Southern (The) Co.	2,407,994
14,800	Xcel Energy, Inc.	877,196
		19,401,744
	Energy Equipment & Services – 1.0%
133,800	Archrock, Inc. (b) (f)	1,695,246
	Gas Utilities – 7.5%
54,620	AltaGas Ltd. (CAD) (b) (f)	1,014,610
33,200	Atmos Energy Corp. (b) (f)	3,574,312
101,900	National Fuel Gas Co. (b) (f)	5,191,805
35,670	New Jersey Resources Corp. (b)(f)	1,447,489
19,200	ONE Gas, Inc. (b) (f)	1,159,680
12,840	UGI Corp. (b) (f)	267,072
		12,654,968
	Independent Power & Renewable Electricity Producers – 1.1%
37,300	AES (The) Corp. (b).	555,770
53,390	Clearway Energy, Inc., Class A (b) (f)	1,087,554
8,000	EDP Renovaveis S.A. (EUR) (c)(f)	128,696
		1,772,020
	Multi-Utilities – 9.2%
60,000	Atco Ltd., Class I (CAD) (b)(f)	1,538,129
7,170	CenterPoint Energy, Inc. (b)	192,730
16,450	CMS Energy Corp. (b) (f)	893,893
17,380	DTE Energy Co. (b) (f)	1,675,084
54,370	Public Service Enterprise Group, Inc.	3,351,910
80,800	Sempra (a)	5,658,424
28,130	WEC Energy Group, Inc.	2,289,501
		15,599,671
	Oil, Gas & Consumable Fuels – 29.2%
50,000	BP PLC, ADR (b)	1,829,000
9,410	Cheniere Energy, Inc. (a)	1,566,012
117,040	DT Midstream, Inc. (b) (f)	6,316,649
103,085	Enbridge, Inc. (b)(f)	3,302,843
9,000	Exxon Mobil Corp.	952,650
130,664	Keyera Corp. (CAD) (b) (f)	3,038,698
398,998	Kinder Morgan, Inc. (b)	6,463,768
20,602	ONEOK, Inc.	1,343,250
53,000	Shell PLC, ADR (a) (f)	3,452,420
45,500	Targa Resources Corp.	3,804,255
75,109	TC Energy Corp (f)	2,587,505
58,800	TotalEnergies SE, ADR (a) (f)	3,916,080
320,178	Williams (The) Cos., Inc. (f)	11,014,123
		49,587,253
	Professional Services – 0.7%
8,500	Jacobs Solutions, Inc. (a)	1,133,050
	Water Utilities – 0.2%
3,200	American Water Works Co., Inc. (b)	376,480
	Total Common Stocks	102,220,432
	(Cost $108,767,173)

Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 48.8%
	Chemicals – 2.7%
210,988	Westlake Chemical Partners, L.P. (b) (f)	4,523,583
	Energy Equipment & Services – 0.4%
31,000	USA Compression Partners, L.P. (b) (f)	778,100
	Gas Utilities – 0.9%
88,500	Suburban Propane Partners, L.P. (b) (f)	1,556,715
	Independent Power & Renewable Electricity Producers – 1.4%
88,919	NextEra Energy Partners, L.P. (d)	2,407,037
	Oil, Gas & Consumable Fuels – 43.4%
220,269	Cheniere Energy Partners, L.P. (b) (f)	12,282,199
1,232,960	Energy Transfer, L.P. (b) (f)	16,213,424
16,000	EnLink Midstream, LLC (b) (d) (f)	196,640
692,564	Enterprise Products Partners, L.P. (b) (f)	18,034,367
208,716	Hess Midstream, L.P., Class A (b) (d) (f)	6,261,480
300,000	MPLX, L.P. (b) (f)	10,812,000
531,720	Plains All American Pipeline, L.P. (b) (f)	8,055,558
41,070	TXO Partners, L.P. (b) (f)	802,097
35,000	Western Midstream Partners, L.P.(f)	939,050
		73,596,815
	Total Master Limited Partnerships	82,862,250
	(Cost $54,700,140)

Shares	Description	Value
MONEY MARKET FUNDS – 16.5%
27,934,754	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.22% €	27,934,754
	(Cost $27,934,754)
	Total Investments – 125.6%	213,017,436
	(Cost $191,402,067

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS – (0.2)%
	Call Options Written – (0.2)%
(352)	American Electric Power Co., Inc.	(2,659,008)	80.00	11/17/23	(7,392)
(94)	Cheniere Energy, Inc.	(1,564,348)	180.00	12/15/23	(19,270)
(237)	Eversource Energy	(1,274,823)	55.00	11/17/23	(26,070)
(85)	Jacobs Solutions, Inc.	(1,133,050)	140.00	12/15/23	(19,763)
(134)	NextEra Energy, Inc.	(781,220)	56.00	11/17/23	(41,272)
(808)	Sempra	(5,658,424)	70.00	11/17/23	(129,280)
(530)	Shell PLC, ADR	(3,452,420)	70.00	11/17/23	(7,950)
(588)	TotalEnergies SE, ADR	(3,916,080)	70.00	11/17/23	(17,640)
	Total Written Options				(268,637)
	(Premiums received $278,625)
	Outstanding Loan – (26.5)%				(44,900,000)
	Net Other Assets and Liabilities – 1.1%				1,810,199
	Net Assets – 100.0%				$ 169,658,998

(a)	All or a portion of this security’s position represents cover for outstanding options written.
(b)	All or a portion of this security serves as collateral on the outstanding loan. At October 31, 2023, the segregated value of these securities amounts to $96,794,774.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $128,696 or 0.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(d)	This security is taxed as a “C” corporation for federal income tax purposes.
(e)	Rate shown reflects yield as of October 31, 2023.
(f)	All or a portion of the Fund’s holdings in this security are/is anticipated to be sold in advance of the Merger.

Abbreviations throughout the Portfolio of Investments:

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro

Exhibit A —Proxy Voting Guidelines

Energy Income Partners, LLC

Proxy Voting Policies and Procedures

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises voting discretion in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

•	ensuring that proxies are voted in the best interest of clients;
•	addressing material conflicts that may arise between EIP’s interests and those of its clients in the voting of proxies;
•	disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client’s securities;
•	describing to clients EIP’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of Institutional Shareholder Services Inc.

With the aim of ensuring that proxies are voted in the best interests of EIP clients, EIP has engaged Institutional Shareholder Services Inc. (“ISS”) as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP, after reviewing ISS’s own Proxy Voting Guidelines, has concluded that ISS’s Proxy Voting Guidelines are reasonably designed to vote proxies in the best interests of EIP’s clients, and has therefore directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

EIP notes that it shall not override the votes that are prepopulated by ISS in accordance with its policies unless as provided below.

Notwithstanding anything herein to the contrary, from time to time, EIP may determine that voting in contravention to a recommendation made by ISS may be in the best interest of EIP’s clients. When EIP chooses to override an ISS voting recommendation, EIP will document the occurrence, including the reason(s) that it chose to do so. Documentation of any override of an ISS voting recommendation shall be reviewed at the next scheduled Brokerage Committee meeting.

In certain circumstances, voting situations may arise in which the optimal voting decision may not be easily captured by a rigid set of voting guidelines. This is particularly the case for significant corporate events, including, but not necessarily limited to, mergers and acquisitions, dissolutions, conversions and consolidations. While each such transaction is unique in its terms, conditions and potential economic outcome, EIP will conduct such additional analysis as it deems necessary to form the voting decision that it believes is in the best interests of its clients. All records relating to such analyses will be maintained and reviewed periodically by the Chief Compliance Officer (“CCO”) or her designee.

On an annual basis, EIP’s Brokerage Committee shall be responsible for approving the ongoing use of ISS as a proxy voting service provider. Such approval shall be based upon, among other things, reviews of (1) ISS’s Proxy Voting Guidelines, including any changes thereto; (2) the results of internal testing regarding ISS’s adherence to its proxy voting guidelines; (3) periodic due diligence over ISS as described further below; and (4) any potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that were identified and documented throughout the preceding twelve month period.

Conflicts of Interest in Proxy Voting

There may be instances where EIP’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, which is an independent third-party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS’s own pre-existing proxy voting guidelines, subject to EIP’s right to override an ISS voting recommendation. Under no circumstances will EIP override an ISS recommendation in any instance in which EIP identifies a potential conflict of interest.

Disclosure on How Proxies Were Voted

EIP will disclose to clients in Part 2A of its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures. Finally, EIP will disclose in its ADV Part 2A, (1)the extent to which automated voting is used and (2) how these policies and procedures address the use of automated voting in the cases where it becomes aware before the submission deadline for proxies to be voted at the shareholder meeting that an issuer intends to file or has filed additional soliciting materials with the SEC regarding the matter to be voted on.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP’s books and records.

Proxy Materials

EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

In certain circumstances, where EIP has determined that it is consistent with the client’s best interest, EIP will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

•	Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.
•	Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client’s account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.
•	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The CCO will follow the following procedures with respect to the oversight of ISS in making recommendation with respect to voting client proxies:

•	Periodically, but no less frequently than semi-annually, sample proxy votes to review whether they complied with EIP’s proxy voting policies and procedures, including a review of those items that relate to certain proposals that may require more analysis (e.g., non-routine matters).
•	Collect information, no less frequently than annually, reasonably sufficient to support the conclusion that ISS has the capacity and competency to adequately analyze proxy issues. In this regard, the CCO shall consider, among other things:
◦	the adequacy and quality of ISS’s staffing and personnel;
◦	the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify, disclose and address any conflicts of interest;
◦	ISS’s engagement with issuers, including ISS’s process for ensuring that it has complete and accurate information about each issuer and each particular matter, and ISS’s process, if any, for EIP to access the issuer’s views about ISS’s voting recommendations in a timely and efficient manner;
◦	ISS’s efforts to correct any identified material deficiencies in its analysis;

◦	ISS’s disclosure to EIP regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions;
◦	ISS’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and
◦	any other considerations that the CCO believes would be appropriate in considering the nature and quality of the services provided by ISS.

For purposes of these procedures, the CCO may rely upon information posted by ISS on its website, provided that ISS represents that the information is complete and current.

If a circumstance occurs in which EIP becomes aware of potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that may materially affect the voting recommendation provided by ISS, EIP shall investigate the issue in a timely manner and shall request additional information from ISS as is necessary to identify and resolve the identified discrepancy. EIP shall document the results of each such investigation and present the results to the Brokerage Committee at its next scheduled meeting.

Recordkeeping on Proxies

It is the responsibility of EIP’s CCO to ensure that the following proxy voting records are maintained:

•	a copy of EIP’s proxy voting policies and procedures;
•	a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC’s EDGAR system to satisfy this requirement);
•	a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);
•	a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;
•	a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of EIP’s proxy voting policies and procedures, and
•	a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to the Post-Effective Amendment No. 10 filed on Form N-1A (File No. 333-210186) for Registrant on December 29, 2017.

(b) Amended and Restated Establishment and Designation of Series is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(2)	By-Laws of the Registrant is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-210186) filed on March 14, 2016.
(3)	Not applicable.
(4)	Form of Agreement and Plan of Merger (included in the Proxy Statement/Prospectus as Exhibit A thereto) is filed herewith.
(5)	Not applicable.
(6)	(a) Investment Management Agreement, dated January 12, 2023, is incorporated by reference to the Post-Effective Amendment No. 371 filed on Form N-1A (File No. 333-210186) for Registrant on January 12, 2023.

(b) Amended Schedule A to Investment Management Agreement between Registrant and First Trust Advisors L.P. will be filed by amendment.

(c) Investment Sub-Advisory Agreement between Registrant, First Trust Advisors L.P., and Energy Income Partners, LLC, will be filed by amendment.

(7)	(a) Distribution Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Exhibit A to Distribution Agreement by and between the Registrant and First Trust Portfolios L.P. will be filed by amendment.

(8)	Not applicable.
(9)	(a) Custody Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Schedule I to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(c)    Schedule II to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(10)	(a) 12b-1 Service Plan is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Exhibit A to 12b-1 Service Plan will be filed by amendment.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.
(12)	(a) Form Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed regarding the FEN Merger in the Proxy Statement/Prospectus is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(b) Form Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed regarding the FEI Merger in the Proxy Statement/Prospectus is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(c) Form Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed regarding the FPL Merger in the Proxy Statement/Prospectus is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(d) Form Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed regarding the FIF Merger in the Proxy Statement/Prospectus is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(13)	(a) Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Amendment to Exhibit A of the Administration and Accounting Agreement will be filed by amendment.

(c) Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(d) Amendment to Exhibit A of the Transfer Agency Agreement will be filed by amendment.

(e) Form of Subscription Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(f) Form of Participant Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(14)	Consent of Independent Registered Public Accounting Firm for First Trust Energy Income and Growth Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Energy Infrastructure Fund is filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson and Mses. Keefe and Wright authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement, are incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.
(17)	(a) First Trust Energy Income and Growth Fund Proxy Card is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(b) First Trust MLP and Energy Income Fund Proxy Card is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(c) First Trust New Opportunities MLP & Energy Fund is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

(d) First Trust Energy Infrastructure Fund is incorporated by reference to the filing on Form N-14 (File No. 333-275249) for Registrant on November 1, 2023.

_______________

ITEM 17: UNDERTAKINGS

(1)     The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed Mergers delivered at the closing of the Mergers as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 3rd day of January, 2024

First Trust Exchange-Traded Fund VIII

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	January 3, 2024
James M. Dykas
/s/ Derek D. Maltbie	Treasurer, Chief Financial Officer and Chief Accounting Officer	January 3, 2024
Derek D. Maltbie
James A. Bowen*	) Trustee )
)
Richard E. Erickson*	) Trustee )
)
Thomas R. Kadlec*	) Trustee )
)
Denise M. Keefe*	) Trustee )
)
Robert F. Keith*	) Trustee )
	) By:	/s/ W. Scott Jardine
Niel B. Nielson*	) Trustee )	W. Scott Jardine Attorney-In-Fact
	)	January 3, 2024
Bronwyn Wright*	) Trustee )
)

*

Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were filed of November 1, 2023, as Exhibit (16) to the Registrant’s Registration Statement on Form N-14 (333-275249).

EXHIBIT INDEX

(4)	Form of Agreement and Plan of Merger (included in the Proxy Statement/Prospectus as Exhibit A thereto).
(14)	Consent of Independent Registered Public Accounting Firm for First Trust Energy Income and Growth Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Energy Infrastructure Fund.